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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08200

BRIDGEWAY FUNDS, INC.
(Exact name of registrant as specified in charter)

5615 Kirby Drive, Suite 518
Houston, Texas 77005-2448

(Address of principal executive offices) (Zip code)

Michael D. Mulcahy, President
Bridgeway Funds, Inc.
5615 Kirby Drive, Suite 518
Houston, Texas 77005-2448

(Name and address of agent for service)

Registrant's Telephone Number, including Area Code: (713) 661-3500

Date of fiscal year end: June 30

Date of reporting period: June 30, 2006

Item 1.—Reports to Stockholders

        The following is a copy of the report to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

A no-load mutual fund family of domestic funds

Annual Report
June 30, 2006

AGGRESSIVE INVESTORS 1
 (Closed to New Investors)

AGGRESSIVE INVESTORS 2

ULTRA-SMALL COMPANY
 (Closed)

ULTRA-SMALL COMPANY MARKET

MICRO-CAP LIMITED
 (Closed to New Investors)

SMALL-CAP GROWTH

SMALL-CAP VALUE

LARGE-CAP GROWTH

LARGE-CAP VALUE

BLUE CHIP 35 INDEX

BALANCED

www.Bridgeway.com

Table of Contents

Letter from the Investment Management Team
AGGRESSIVE INVESTORS 1
Manager's Commentary
Schedule of Investments
AGGRESSIVE INVESTORS 2
Manager's Commentary
Schedule of Investments
ULTRA-SMALL COMPANY
Manager's Commentary
Schedule of Investments
ULTRA-SMALL COMPANY MARKET
Manager's Commentary
Schedule of Investments
MICRO-CAP LIMITED
Manager's Commentary
Schedule of Investments
SMALL-CAP GROWTH
Manager's Commentary
Schedule of Investments
SMALL-CAP VALUE
Manager's Commentary
Schedule of Investments
LARGE-CAP GROWTH
Manager's Commentary
Schedule of Investments
LARGE-CAP VALUE
Manager's Commentary
Schedule of Investments
BLUE CHIP 35 INDEX
Manager's Commentary
Schedule of Investments
BALANCED
Manager's Commentary
Schedule of Investments
Schedule of Options Written
STATEMENT Of ASSETS AND LIABILITIES
STATEMENT Of OPERATIONS
STATEMENT Of CHANGES IN NET ASSETS
FINANCIAL HIGHLIGHTS
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Other Information
Disclosure of Fund Expenses
Directors & Officers

LETTER FROM THE INVESTMENT MANAGEMENT TEAM

June 30, 2006

Dear Fellow Shareholders,

        The fiscal year ending June 30, 2006 was very strong across the board for all of Bridgeway's actively managed funds. The record was a bit more mixed for our more passively managed Ultra-Small Company Market (still strong in absolute return) and Blue Chip 35 Index Funds. You can find our usual detailed discussion of performance by individual fund, with the schedule of its holdings beginning on page 10.

        The recent market environment has provided an interesting backdrop, with some potential shifts from the trends of the last five and six years. We present a short discussion of market shifts beginning on page 3. Financial statements and notes for all Funds begin on page 116.

        In addition to performance, financial information and market environment, we'd like to highlight several other sections of this report. Your Bridgeway Funds' Board of Directors has hired Bridgeway Capital Management as investment adviser for another year. You can read about their deliberations beginning on page 4. On page 5, we give you an update on efforts to refund some performance fees calculated incorrectly on three of our funds prior to March 2004. As part of our follow up in 2004, we made commitments to strengthen our legal and compliance capabilities. As owner of our Funds and our "boss," we thought you deserved an update on these efforts (page 5). New regulations require funds to disclose portfolio manager share ownership, and we "look under the hood" at Bridgeway statistics on page 6.

        We continue the Bridgeway tradition of discussing with shareholders the worst thing that happened in the fiscal year. That story begins on page 7 in the form of a tribute to a deceased Partner. Finally, John takes some time away from a vacation in Maine to stop by our transfer agent in Portland to speak directly to shareholders (page 8). We hope you find these insights and information helpful and timely.

        As always, we appreciate your feedback. Please keep your ideas coming—both favorable and critical. They are a vital tool in helping us serve you better.

Sincerely,

John Montgomery	Richard P. Cancelmo, Jr.

Michael A. Whipple	Elena Khoziaeva
Your investment management team

Market Shift from "Risky" to "Quality" or Anatomy of a Market Correction

        The Short Version:    Investors pulled some money out of stocks that are considered "more risky" at almost every turn during the market correction of May/June, investing the proceeds in classically "less risky" stocks and other investments. Of course, no one can say whether this is a "blip" or a new trend. Rather than panic about the past or the future, we believe in sticking to a well-constructed asset allocation plan.

        From the stock market peak (as measured by the S&P 500 Index of large companies) on May 5 to an interim low on June 13, a number of stock market indexes experienced a "correction," commonly defined as a drop of at least 10%. The magnitude of this dip is hardly unusual—most calendar years include one. What is unusual in the recent historical context is the magnitude of the shift away from investments that have done well over the last few years (and in some cases over the last six years) to investments traditionally considered more "conservative."* Here are some interesting statistics for the period from May 5, 2006 to June 13, 2006:

S&P 500 Index of large stocks:	(7.46)%
Russell 2000 Index of small stocks:	(13.86)%

        Small stocks finally demonstrated more volatility on the downside than large stocks during this period. While this performance trend has been true over most periods in the last 80 years, it was not true in the bear market of 2000-2002, nor in the three years since then. Thus, it's been a while since we've seen the true (or at least historically normal) short-term downside risk of smaller stocks. After suggesting for two years that we could see a turnaround toward larger stock dominance, I feel somewhat like a broken record on the point. What's clear is that smaller stocks are not as cheap as they were eight years ago on a relative basis and that this same eight years has been the longest running period of small stock dominance in the last eight decades. At some point such a long-running trend turns around. Does that mean you should dump your small stocks? In my opinion, it just means you shouldn't have more exposure to small stocks than you mean to.

Russell 3000 Growth Index:	(8.77)%
Russell 3000 Value Index:	(7.66)%

        Similar to small stocks, value-oriented stocks (those that are priced cheaply relative to certain financial measures) have done very well for the last five-year period. Comparatively, this trend did not change during the recent downturn, as investors continued to flock to value stocks, which historically have been considered safer in a downturn.

Utilities:	0.04%
Technology:	(12.19)%

        Again, there is clear evidence that investors have been retreating from stocks labeled riskier. One only needs to harken back to the beginning of the millennium to remember how painful it was to own the most highly priced technology stocks. By comparison, public utilities are seen as a safe haven with higher average dividend yields. They represent services that people will continue to buy, even in periods of recession and highly regulated markets.

Bridgeway Aggressive Investors 1:	(19.75)%
Bridgeway Balanced Fund:	(3.38)%

        Our own Bridgeway Funds' ("Funds") performance reflected the same flight to stability. Our most aggressive fund declined by almost 20% during this period (larger than I'd prefer to see, though within historical bounds) while our least aggressive fund declined only 3.4%. Even more telling, net investor flows (purchases minus redemptions) into Aggressive Investors 2 fell almost $40 million between March and June, although they were still positive. (Industry-wide flows for equity funds in the May/June timeframe were actually negative, i.e., more redemptions than purchases.) Meanwhile, flows into the much smaller Balanced Fund actually increased over the same period and outstripped those of Aggressive Investors 2 for the first time I can remember.

*
I put this term in quotes because what may look conservative, especially less volatile, over the short term can be more risky in the long term when one considers inflation-adjusted returns (i.e., the probability of losing purchase power over time, or the likelihood of your investments taking a "hit," as measured by what they can buy). It's been a while since the U.S. has experienced significant inflation, and investors have grown complacent in this area—not a good idea in my view.

        After these brief comments on market/fund trends, our newer shareholders may be looking for my advice on what the next few months are likely to hold for us and how we should react. Our longer-term shareholders know that not only will I not comment in that area, I'm the first to say, "I don't know." I'm never willing to call a market "top" or "bottom." Trends can always go on for one more quarter (or year!). But I strongly hold by our encouragement to have a long-term asset allocation plan, write it down, and stick with it—especially when you are nervous about the market and it feels "bad."

Why Your Fund Board of Directors Renewed the Contract with Bridgeway Capital Management

        The Short Version:    At a meeting on June 7, 2006, both the Funds' Independent Directors and the full Board of Directors voted unanimously to approve management agreements between each Fund and Bridgeway Capital Management, Inc., the Adviser to the Bridgeway Funds, for another year. The Board was pleased with the nature and quality of investment management and administrative services provided by the Adviser, as well as the comparative investment performance and fee and expense levels of each Fund.

        Securities and Exchange Commission ("SEC") disclosure rules require each fund to disclose the basis upon which the Funds' Board of Directors renews its management agreement (or doesn't, which is a rarity) with the Adviser. The following is a summary of the material factors and related conclusions of the Independent Directors (those who are not on the staff of the Adviser) for the renewal.

        Nature, Extent and Quality of Services.    The Directors were pleased that the Funds continue to have access to the Adviser's specialized skills in quantitative analysis, active and passive investment management and trading, and they viewed those skills as relatively unique within the investment industry. They were also satisfied that staffing levels and plans for growth at the firm were adequate and appropriate in view of the Funds' operations. In addition to providing investment management services to the Funds, the Adviser reviews and updates policies and procedures to ensure that the Funds comply with new regulatory initiatives.

        Investment Performance.    The Independent Directors reviewed Fund performance information. The Aggressive Investors 1 & 2, Ultra Small Company and Micro-Cap Limited Funds outperformed their peer funds and index benchmarks by very considerable margins over shorter periods and since inception. The "four corners" Funds: Small-Cap Growth, Small-Cap Value, Large-Cap Growth and Large-Cap Value, outperformed their peers and indices very significantly over the past year and outperformed by a comfortable margin (generally between 2-6%) since inception. The passively-managed Ultra Small Company Market Fund outperformed its primary benchmark by 0.04% for the past five years and by 1.78% since inception, a very favorable result for a passively managed fund that is generally aimed at tracking a benchmark index. Since inception, Blue Chip 35 Index Fund has outperformed its primary benchmark by 0.27% per year. However, it has lagged its peers by 0.88% for the past five years, annualized, in an era of smaller company dominance. Finally, the Balanced Fund modestly outperformed both its benchmark index and peer group index since inception, and beat the benchmark index but trailed its peer group index for the trailing three-year period by 1.23%. The Independent Directors were very satisfied with each Fund's relative investment performance.

        Fees and Expenses.    The Directors found the management fees and overall expenses of the Funds to be reasonable and that they were consistent with Bridgeway's long-standing goal of providing low cost funds. The management fees of the Aggressive Investors 1 & 2 and Micro-Cap Limited Funds include performance-based fees that increase or decrease in a range in response to investment results. As a result of their long-term investment success, these Funds paid higher management fees than fees paid by peers. Overall expenses were slightly higher (1.66% vs. 1.55%) for Aggressive Investors 1 but slightly lower for Aggressive Investors 2 and Micro-Cap Limited. The "four corners" Funds (Small-Cap Growth, Small-Cap Value, Large-Cap Growth and Large-Cap Value) also have performance fees that were adjusted higher as a result of favorable investment performance, but the Funds still had management fees that were significantly lower than peer funds and also had lower overall expenses. The Ultra Small Company Fund has no performance-based fee, and both the management fee and overall expenses were lower than peers.

        The passively managed Ultra-Small Company Market Fund's management fee was higher than the average for other passively managed funds (0.50% vs. 0.34%), but the Board recognized that the fee was warranted because the Fund is relatively unique among index funds, based on its ultra small focus. In any event, the overall expenses of the Fund were lower than the peer group average. The Blue Chip 35 Index Fund has no performance fee, and both the management fee and overall expenses were lower than peer funds, most of which are significantly larger.

        Adviser Profitability and Funds' Economies of Scale.    The Board reviewed financial and profitability information for the Adviser, Bridgeway Capital Management, and was satisfied that the firm is stable, adequately profitable and well-managed. In addition, the Board noted that the Aggressive Investors 1 and 2 Funds have reached a size such that they already benefit from a reduced base management fee rate. The Micro-Cap Limited and Ultra-Small Company Funds also have fee breakpoints that had not yet been met. Although the "four corners" Funds, and the Balanced, Blue Chip 35 Index, and Ultra-Small Company Market Funds do not have fee breakpoints, Bridgeway indicated that these Funds were priced low relative to peers and ahead of the economies of scale curve from inception.

        The Directors expressed appreciation for the Adviser's proprietary quantitative investment management services, excellent investment performance and favorable fee levels and concluded that renewal of the agreements was in the best interests of the Funds and their shareholders.

SEC Settlement Update

        In September 2004, Bridgeway Capital Management reached an agreement with the SEC to refund those shareholders of Aggressive Investors 1, Aggressive Investors 2 and Micro-Cap Limited Funds who were charged performance-based fees in periods before March 23, 2004 in accordance with an improper formula. Now, almost two years later, it appears that we are close to getting the go ahead from the necessary government agencies to bring this process to conclusion and get the money back to impacted shareholders.

        Bernerd Young, Independent Distribution Consultant for the SEC-approved Distribution Plan, continues to work with the numerous broker/dealer firms that held Bridgeway Funds shares to extract the data necessary to determine amounts due to each affected shareholder. Issues that have slowed down this process include privacy issues raised by the broker/dealers where some Bridgeway Fund shares are held, availability of historic data at these broker/dealers, and the determination of tax status of the distribution, which requires a ruling from the IRS. At the time of print, we understand that the "private letter ruling" from the IRS is imminent. Once this ruling is made final, we believe that first wave of refund checks can be made within 60 days. Information updates are available at www.bernerdyoung.com.

Compliance Update

        The Short Version:    Two years ago I made some specific commitments about our legal and compliance efforts at Bridgeway. This section gives an update on our efforts.

        Two years ago, as part of our annual report on the "worst thing" that had happened at Bridgeway, I reported our previous non-compliance with a federal rule that delineates the proper calculation of performance-based fees in three of our funds. As a result of very strong growth in assets and the torrid pace of new regulations affecting our industry, Bridgeway had already begun a major effort to strengthen our compliance and legal efforts (items 1 though 8 below). However, the major compliance issue of performance-based fees and resulting settlement with the SEC was an additional major "wake up call," which resulted in further actions and commitments.

  1.
  In the spring of 2004 we hired a new chief compliance officer with 20 years of industry experience.

  2.
  Another goal was to re-evaluate internal staff time to allow us to focus more on compliance. In 2003, we outsourced our fund accounting process (e.g., calculation of our daily fund prices) both to access the depth of skill that a third party provider offers and also to redirect our time allocation of this important activity to oversight.

  3.
  In 2003, we also outsourced distribution services to Foreside Fund Services, who provides stringent compliance review of all materials related to marketing and distribution (including, for example, review of this letter, which is considered "sales literature.")

  4.
  In 2004, we outsourced our transfer agency (administration of account activity and shareholder services) to Citigroup. This move gave us specific and deeper skills in investor account administration and accounting while allowing us to reallocate staff time.

  5.
  In 2004, we engaged new legal firms for the Funds, the Adviser and the Independent Directors, providing much more breadth and access to specialized legal expertise.

  6.
  In 2004, the Funds' Board of Directors voted one of the Independent Directors, Miles Harper, as chairman of the Fund Board.

  7.
  Throughout this period, we increased staff time for compliance training and practice across the board, and we shifted additional resources into compliance roles.

  8.
  In late 2005, we hired an independent consulting firm to do an outside review of the policies and procedures of the Adviser and Funds to get an independent assessment of our compliance efforts and especially their implementation.

        Finally, we continue to emphasize the need to hold each other accountable by asking what we call "tough questions" and emphasizing each partner's obligation to speak up whenever he or she feels uncomfortable with a course of action (or inaction). Our efforts are reflective of a tremendous commitment to seek to reduce the likelihood of being out of compliance with any securities law and to remain true to the first tenet of our mission statement: Integrity. This process is not a periodic one but an ongoing, consistent study, review and revision. As a shareholder I want the staff that manages my investments and my family's resources to hold compliance to rules and regulations as one of their highest commitments. We believe that you, our fellow shareholders, deserve nothing less.

Flying with the Pilot or Investing in our Own Funds alongside Shareholders

        The Short Version:    New regulations require mutual fund portfolio managers to disclose the dollar range of investments in their funds. There are some quirks in comparing these numbers, so in this section I take a closer look.

        Bridgeway Funds and its investment adviser, Bridgeway Capital Management, have a very stringent Code of Ethics. (You can read the entire document on our website, www.bridgeway.com/MIethics.asp.) "Portfolio managers may not purchase stocks that may potentially be held by the fund(s) they manage." All of our funds have the potential to invest in any domestic equity security. As a portfolio manager at Bridgeway, therefore, my only outlet for investing in the stock market is through the funds we manage. (Theoretically, I could also invest in mutual funds from other companies.) All of my personal equity investments are in Bridgeway Funds.

        I remember reading an editorial in about 1994 that said (paraphrasing from memory,) "When you travel by air, one thing that gives you comfort is to know that if the pilot gets in a scrape, in order to save his own neck, he's got to save yours, too." The article made an analogy between pilots and fund managers. The writer criticized the record of some fund companies and suggested that rather than the federal government imposing regulations about disclosing whether the portfolio manager personally owns shares of the fund he manages, a fund company could compete on this basis. Certainly, one good policy does not make a fund company, but I liked the airline analogy. My commitment from day one of our Funds has been to invest with our shareholders rather than to "fly my own private jet" of investing in certain stocks directly.

        Fast forward to 2005, regulations still don't require fund companies or portfolio managers to invest in funds rather than stocks directly, but new regulations last year do require funds to disclose the general level (in dollar ranges) owned by portfolio managers. I think this is a good idea. However, what I really want to know as a shareholder is what percentage of a portfolio manager's liquid net worth is invested in his or her funds. In my case (if you include my house and exclude my ownership in Bridgeway Capital Management) it's about 80%, which demonstrates a very strong commitment. If you include the investments of Bridgeway Capital Management, the Adviser to Bridgeway Funds, of which I am the majority shareholder, the number is even higher, since Bridgeway Capital Management also puts its long term investment assets in our Funds. Indeed, our advisory firm ranks in the top category (investments of more than $1 million) in five different Bridgeway funds. Unfortunately, when looking at fund companies' numbers in their "statement of additional information," all you get to see is the numerator (dollar range of portfolio manager investments) rather than the percent of his or her total investments. There are a couple of interesting quirks that arise by looking at my numbers in our statement of additional information and comparing them with other companies:

  1.
  Because Bridgeway has a 7 to 1 salary cap (the highest compensated person at Bridgeway can't make more than seven times the lowest compensated person), I haven't had the resources to invest that I would otherwise, so none of my investments add up to the highest range (above $1 million), even though my single biggest cash outlay last year was investment in Bridgeway Funds.

  2.
  Because we're a "quant shop," I am able to manage more than just one fund. I'm listed as portfolio manager on ten funds and thus, if I invested equally in each of ten funds (I do invest in all, but not equally), the amount I would have invested in a single fund is one tenth that of a portfolio manager who manages just one fund and puts all of his/her money in that one.

        In my opinion, these two factors drive down the amount I might otherwise have invested in your specific Fund. However, I think a much better measure of my commitment is my 80%.

        In our annual report last year (e.g., http://www.bridgeway.com/files/AI1%200506%20complete.pdf on page 9), I disclosed my specific commitment to invest in the Funds that I had not owned previously (our lower turnover and passively managed Funds). I also periodically disclose my personal asset allocation target. We're committed at Bridgeway to a high level of disclosure on things related to ethics and conflicts of interest. We were one of the first non-public fund companies to disclose portfolio manager salaries, which was the result of a pointed question from a shareholder who thought that, as owner and boss, he should have the right to know. We, too, think you have a right to know this kind of information.

The Worst Thing at Bridgeway in Fiscal Year 2006 or A Tribute to Kim

        The Short Version:    The worst thing that happened at Bridgeway last year was the loss of a highly valued Partner and member of the Bridgeway Capital Management staff. In early July, a close colleague and personal friend, Kim Walters, died of cancer. She was an extraordinary person. Kim left a strong mark on the fabric and mission of Bridgeway, and is missed by each of us.

        Highlighting the worst thing that happened at Bridgeway in the course of the last fiscal year is a Bridgeway tradition. In previous years this section has dealt with operational errors, accounting errors, investment performance, and compliance issues. There were no major glitches in these categories in fiscal year 2006, but this year's subject is much sadder.

        I met Kim Walters five years ago precisely one hour after she learned she had passed the state bar exam. She was obviously excited, animated, ready to celebrate, and ready to make a difference. It was some months hence before I realized these were all qualities she could draw on for important opportunities large and small, for herself and for others—not just upon achieving the life goal—becoming a lawyer—she set at age 12.

        This achievement would be impressive enough for someone who grew up in middle class America to college-educated parents. But that wasn't the case for Kim. Kim was born into a large family of humble means in Jamaica. Neither of her parents had a high school degree, but they made education a priority and were willing to make significant sacrifices for their children. Kim was a bright child, and over time her family began assuming that she would go to college. Instead of viewing their expectations as pressure to perform, she chose to use it for motivation. Kim became good at taking personal responsibility, planning ahead, and defeating adversity. As a result, she was also very much accustomed to achieving her goals.

        Many of these didn't come easily. Kim graduated from high school at age 16 and applied for and received a rare scholarship as an international student to an American university. However, her visa application was denied. That wouldn't have been so bad except that she had to wait one year before applying again. Unfortunately, she was turned down again, and after another year, again. After the fourth try, now at age 20, Kim received the visa she needed to leave all her family behind for study in America.

        By the time I met Kim she had graduated from the University of Houston with a double major bachelor's degree, an MBA, and a doctorate in jurisprudence. The latter she had completed in spite of being diagnosed with scleroderma, a "terminal" autoimmune disease of the connective tissue. She had already lived past the time her doctors thought she could live. She did not hide her diagnosis in the interview process, but stated firmly, staring straight into my eyes, and with confidence, "I may not have as long to live as many people my age, but I have a lot to accomplish, so I have to move quickly. I think Bridgeway is the place I can do it."

        I knew Kim had a very unusual relationship with the word "no," and that's why I was most interested in having her on the Bridgeway staff. She was simply not put off by "no." Perseverance came naturally, and she expected to be able to figure out how to turn "no" into "yes." She was particularly good at rallying people to a cause, supporting them and holding them accountable—me, the computer technician responsible for our office, or the President of the United States if she had the chance. Kim was strongest when she was standing against an injustice. But she could also scoop up a small child and extend her strong love with obvious compassion. And she could easily and readily move back and forth between the two.

        Kim applied all these skills at Bridgeway. She helped reorganize our charitable foundation to be more inclusive of all Bridgeway's partners and to leverage our capabilities. She was able to gather a group of more than 50 donors and grantees for work in Haiti that no one thought possible within the timeframe and resources we had. She turned the key on the ignition of our mission concerning peacemaking and fighting genocide.

        On the way to site visits in Uganda and Rwanda last fall, four weeks before the headaches that would lead to a diagnosis of cancer, I asked Kim how she would know at the end of her life that her life had been successful. She looked at me with a light-heartedness and even playfulness uncharacteristic of someone who had already beaten one doctor's sentence of a short life. "That's easy. When I get to heaven, that God would hold me in his arms and say "Well done."' That was it. Kim could boil down a complicated question or problem to its essence and its logical conclusion. There could be only one next step, and she worked to make sure it was the next one we were about to take.

        We'll be taking some next steps at Bridgeway that Kim set in motion for many years to come. And I'm sure that she has now heard the words that she longed to hear: "Well done."

        True to form, Kim asked that in lieu of flowers or other gifts, that people donate to an awesome educational cause in Haiti that she worked so hard to support. Check it out at www.bethlehemministry.org.

Trip to Portland Maine

        The Short Version: I recently spent some time in Maine with the group that answers shareholder calls for us. I wanted to see what you were thinking, to stay in touch. What I heard was encouraging.

        Mutual funds (via their boards of directors) hire an investment adviser to invest shareholders' money and to manage all of the operations necessary to serve shareholders and follow regulations. The maintenance of individual shareholder accounts, called transfer agency, is typically performed by a division of the investment adviser or by an outside organization. The transfer agent for a mutual fund helps you open a new account, transfers money from another broker, generates your 1099 tax forms at the end of the year, keeps all share accounting records in balance with brokers and fund marketplaces that distribute fund shares, and answers your account questions by phone or email. It also does a lot of other things behind the scenes, like making sure we comply with laws on privacy and the security of your account information, fighting fraud ("anti-money laundering"), and complying with new anti-terrorism regulations (yes, these involve your mutual fund, too).

        Several years ago, in order to best accommodate new growth and to allow us to focus on other parts of our business (notably investment management and compliance), the Bridgeway Funds' Board of Directors, on a recommendation from Bridgeway staff, "outsourced" transfer agency operations to Citigroup Shareholder Services Portland, Maine location. When you dial our number at 800-661-3550, extension 2 gets your Bridgeway transfer agent. You can still talk with Bridgeway in Houston concerning questions about your Fund (not individual accounts) by dialing extension 3.

        One of the dangers of having non-Bridgeway staff answer your account and prospectus questions is that we could lose touch with our actual shareholders. When we answered all shareholder calls at the Funds' Houston location years back, I used to answer a couple of calls a week, just to "stay in the loop" of what shareholders and potential shareholders were thinking. Recently, on my way to a family vacation in Maine, I stopped by the Citigroup offices to spend a little time with their team answering general questions and also to solicit your feedback on how well we were serving our shareholders. Mostly I just wanted to hear from you. I also made outgoing calls to a dozen or so shareholders who had recently completed more complicated transactions. What I heard back was very encouraging, and it reminded me that one of the reasons I was most pleased with Citigroup when we were evaluating a number of firms, was the friendliness and helpfulness of their people on the phone. That goes a long way with me, and I hope it does with you, too.

        Having given kudos to Citigroup, they are real people who also make mistakes, just as we do here at Bridgeway's Houston office. I recently sent in transfer forms for three "in kind" gifts of shares I was making, and only the one on top was actually processed on a timely basis. When I discovered the error and called, they were quick to correct it.

        Back to my conversation with shareholders, I want to pass on one shareholder's comments. After getting over the shock of having his portfolio manager on the other end of the line, the man said, "OK, so one thing I really like about Bridgeway is that you guys stand for the shareholder. And when I read your December report about your philanthropic efforts in Africa, I was so impressed I read it to my dad over the phone." It's encouraging to think about shareholders' interests lining up with the things most important to us. I also enjoy getting letters and emails about how longer term shareholders use the money they've accumulated through Bridgeway investments over the years. We want to make a difference in your financial health, and we like to hear how that works out in "real life."

Aggressive Investors 1 Fund
MANAGER'S COMMENTARY

June 30, 2006

Dear Fellow Aggressive Investors 1 Fund Shareholder,

        Our Fund was down 1.35% in the June quarter, compared to a loss of 1.44% for our primary benchmark, the S&P 500 Index, and a decline of 2.31% for our peer benchmark, the Lipper Capital Appreciation Funds Index. I am pleased with the Fund's quarterly performance measured against our primary and peer benchmarks. We also beat our secondary "small company" market benchmark, the Russell 2000 Index by 3.67%.

        For the fiscal year ended June 30, 2006, the Fund returned 21.81% compared to 8.63% for the S&P 500 Index and 12.34% for the Lipper Capital Appreciation Funds Index. I am extremely pleased that the Fund has now beaten its primary market benchmark for the eighth fiscal year in a row. However, it is neither my expectation nor goal to beat our benchmarks quarterly or even annually, since by our investment objective we are focusing on longer time periods of time. (Of course, I still like the consistency of our annual record.)

        The table below presents our June quarter, one-year, five-year, ten-year and life-to-date financial results according to the formula required by the SEC. See the next page for a graph of performance since December 1995.

	June Qtr. 4/1/06 to 6/30/06	1 Year 7/1/05 to 6/30/06	5 Year 7/1/01 to 6/30/06	10 Year 7/1/96 to 6/30/06	Life-to-Date 8/5/94 to 6/30/06
Aggressive Investors 1 Fund	(1.35)%	21.81%	10.45%	19.61%	21.61%
S&P 500 Index (large companies)	(1.44)%	8.63%	2.49%	8.31%	10.88%
Russell 2000 Index (small companies)	(5.02)%	14.58%	8.50%	9.05%	11.04%
Lipper Capital Appreciation Funds Index	(2.31)%	12.34%	2.40%	6.61%	9.15%

        Performance figures quoted represent past performance and are no guarantee of future results. Current performance may be lower or higher than the performance figures quoted, and an investor's shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call 1-800-661-3550 or visit the Fund's website at www.bridgeway.com.

        The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks with dividends reinvested, while the Russell 2000 Index is an unmanaged, market value weighted index, that measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. The Lipper Capital Appreciation Funds Index reflects the aggregate record of more aggressive domestic growth mutual funds, as reported by Lipper, Inc. It is not possible to invest directly in an index or average. Periods longer than one year are annualized.

        According to data from Lipper, Inc., Aggressive Investors 1 Fund ranked 16th of 368 capital appreciation funds for the twelve-month period ended June 30, 2006, 20th of 268 over the last five years, 1st of 108 over the last ten years and 1st of 70 since inception in August, 1994. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns. I like continuing the life-to-date first place, which we've been in for at least four years running.

        Growth of $10,000 Invested in Aggressive Investors 1 Fund and Indexes from 12/31/95 to 6/30/06

Detailed Explanation of Quarterly Performance—What Worked Well

        The Short Version:    Our top-performing companies were a mixed bag this quarter. Hansen Natural and NutriSystem led the group, along with the return of a couple of energy stocks. Energy once again represented the best-performing sector for the Fund.

        These are the ten best-performers for the June quarter:

Rank	Company	Industry	% Return
1	Hansen Natural Corp	Beverages	51.0%
2	NutriSystem Inc	Internet	30.7%
3	Falconbridge Ltd	Mining	29.7%
4	McDermott International Inc	Engineering & Construction	25.3%
5	NS Group Inc	Metal Fabricate/Hardware	19.7%
6	Kirby Corp	Transportation	16.0%
7	Dillard's Inc	Retail	13.1%
8	Tenaris SA	Iron/Steel	12.1%
9	Foundation Coal Holdings Inc	Coal	11.4%
10	Valero Energy Corp	Oil & Gas	11.3%

        Top-performer Hansen Natural is a "three-peat" this quarter for our Fund, continuing its awesome performance of over 50% and adding about 1.8% to our return for the quarter. It was our "story stock" in the December report. A rather distant second place, NutriSystem's performance is a bright spot in the otherwise dull communications sector. However, its industry category seems unusual. Since it serves customers via the Internet, it is classified in the Internet industry. The company provides individually tailored weight loss programs based on prepackaged nutritionally balanced meal plans, along with online and telephone private counseling. Its products appear to be reasonably priced and easy to order. The share price has doubled since our original purchase in late 2005.

Detailed Explanation of Quarterly Performance—What Didn't Work

        The Short Version:    The tide turned quickly on industrial stocks. Four of the best performers last quarter were industrial stocks; five of this quarter's worst-performing companies are industrials. The Fund's investments in construction and building-related companies were affected by pressure from rising interest rates.

        These are the ten stocks that performed the worst in the June quarter:

Rank	Company	Industry	% Return
1	Brightpoint Inc	Distribution/Wholesale	(44.9)%
2	Eagle Materials Inc	Building Materials	(39.3)%
3	American Science & Engineering Inc	Electronics	(38.0)%
4	USG Corp	Building Materials	(36.1)%
5	Administaff Inc	Commercial Services	(34.1)%
6	Advanced Micro Devices Inc	Semiconductors	(26.6)%
7	JLG Industries Inc	Machinery-Constr & Mining	(22.8)%
8	Plexus Corp	Electronics	(22.1)%
9	NASDAQ Stock Market Inc	Diversified Financial Services	(21.8)%
10	Powerwave Technologies Inc	Telecommunications	(20.8)%

        Brightpoint, Inc. engages in the distribution of wireless devices and accessories, including phones, personal digital assistants and handheld computing devices, integrated devices, modems, accessories, software, and wireless data solutions. Shares fell over 17% in early June upon an analyst downgrade due to strong carrier competition, and it hadn't fully recovered in mid-June upon our sell. It cost the Fund about one percent in return. Eagle Materials, Inc. manufactures and distributes gypsum wallboard, cement products and recycled paperboard products. Demand for its highway-making products did not protect operations from price drops in the general building industry. We sold our Eagle holdings before quarter end.

Detailed Explanation of Fiscal Year Performance—What Worked Well

        The Short Version:    The fiscal year "best stocks" list is a nice one. The top ten performers listed below delivered almost 18% of the 21.8% performance for the fiscal year; thus, our returns were fairly concentrated among a few stocks.

        Our ten best stocks all gained more than 50% in the fiscal year ended June 30, 2006:

Rank	Company	Industry	% Gain
1	Hansen Natural Corp	Beverages	349.4%
2	WESCO International Inc	Distribution/Wholesale	119.9%
3	NutriSystem Inc	Internet	91.7%
4	Tenaris SA	Iron/Steel	81.0%
5	Foundation Coal Holdings Inc	Coal	76.7%
6	Kirby Corp	Transportation	75.2%
7	Valero Energy Corp	Oil & Gas	65.7%
8	Joy Global Inc	Machinery-Construction & Mining	65.1%
9	McDermott International Inc	Engineering & Construction Real Estate	64.3%
10	NS Group Inc	Metal Fabricate/Hardware	58.5%

        Hansen Natural alone contributed roughly 5% to our twelve-month performance. What's not to love about a consistent performer who produces great (often healthy) beverages and supports kid's athletics? WESCO, supplier of a broad range of electrical supplies and equipment, kept its number two spot from last quarter. Although it has seen some price variation since its peak in mid-May, it seems to have weathered the pressure on building trades so far. Although energy stocks have come in and out of the limelight through the year, they have had a nice cumulative effect on the year's performance.

Detailed Explanation of Fiscal Year Performance—What Didn't Work

        The Short Version:    All ten of our best stocks gained more than 50% for the fiscal year, while only one of the worst-per-formers lost more than 50%.

        Our ten worst performers for the fiscal year:

Rank	Description	Industry	% Loss
1	Forward Industries Inc	Textiles	(58.3)%
2	Eagle Materials Inc	Building Materials	(39.3)%
3	Brightpoint Inc	Distribution/Wholesale	(37.7)%
4	USG Corp	Building Materials	(36.1)%
5	Advanced Micro Devices Inc	Semiconductors	(33.9)%
6	NASDAQ Stock Market Inc	Diversified Finan Services	(25.8)%
7	American Eagle Outfitters	Retail	(24.4)%
8	UGI Corp	Gas	(22.5)%
9	Plexus Corp	Electronics	(22.1)%
10	Pogo Producing Co	Oil & Gas	(21.7)%

        Although we sold our holdings in Forward Industries in December, it holds the worst performer spot for the fiscal year. Of the ten worst performing companies, we sold all except NASDAQ, Plexus and Pogo Producing by June 30. NASDAQ Stock Market, Inc. operates through two segments. The Issuer Services segment offers services and programs to support NAS-DAQ-listed companies. The Market Services segment provides transaction-based services such as processing, integrating and executing orders and information services, such as quote and trade information. NASDAQ and the New York Stock Exchange (NYSE) seem to be in a race to purchase pieces of other exchanges internationally. In mid-April, Moody's downgraded NASDAQ's debt after its purchase of shares of the London Stock Exchange, reporting that "the extent to which this minority stake adds any value to NASDAQ is...(not) clear." Some reporters have called the NYSE and NASDAQ's stock exchange empire building "duopoly." So far, our models are taking a wait and see attitude.

Top Ten Holdings as of June 30, 2006

        Our largest holding, Hansen Natural, is no surprise; I can assure you that our models are looking for the next (as yet undiscovered) Hansen. The other largest holdings represent a variety of industries, each having had their day in the sun throughout this fiscal year. The top ten holdings represented 39.2% of net assets, indicating fairly strong diversification.

Rank	Description	Industry	Percent of Net Assets
1	Hansen Natural Corp	Beverages	5.4%
2	Dress Barn Inc	Retail	5.1%
3	Joy Global Inc	Machinery-Constr & Mining	4.6%
4	McDermott International Inc	Engineering & Construction	4.0%
5	Valero Energy Corp	Oil & Gas	3.9%
6	WESCO International Inc	Distribution/Wholesale	3.7%
7	BMC Software Inc	Software	3.3%
8	Tesoro Corp	Oil & Gas	3.3%
9	Amkor Technology Inc	Semiconductors	3.1%
10	NutriSystem Inc	Internet	2.8%

Total			39.2%

Sector Representation as of June 30, 2006

        The industrial sector was our largest sector representative at the end of the June quarter, followed by energy. The Fund realized some benefit from being more heavily weighted than the market in these two sectors. On the other hand, our underweighting in the financial sector had a slight negative effect.

Sector	% of Stock Value	% S&P 500 Index	Difference
Basic Materials	6.7%	3.0%	3.7%
Communications	9.1%	11.2%	(2.1)%
Consumer, Cyclical	14.2%	8.4%	5.8%
Consumer, Non-cyclical	10.9%	20.5%	(9.6)%
Energy	16.7%	10.2%	6.5%
Financial	9.4%	21.4%	(12.0)%
Industrial	23.3%	11.7%	11.6%
Technology	9.7%	10.2%	(0.5)%
Utilities	0.0%	3.4%	(3.4)%

Total	100.0%	100.0%

Disclaimer

        The following is a reminder from the friendly folks at your Fund who worry about liability. The views expressed here are exclusively those of Fund management. These views, including those of market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of June 30, 2006, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

        The Fund is subject to above average market risk (volatility) and is not an appropriate investment for short-term investors. Investments in the small companies within this multi-cap fund generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock.

        This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management, and other information. Investors should read the prospectus carefully before investing in the Fund. The prospectus and other Fund information may be obtained by calling 1-800-661-3550 or visiting the Fund's website www.bridgeway.com. Foreside Fund Services, LLC, distributor.

Conclusion

        Thank you for your continued investment in Aggressive Investors 1. This Fund remains open only to current investors as we seek to keep the nimbleness that has fared well through the years. As always, we appreciate your feedback. We continue to use shareholder ideas to improve our communication.

Sincerely,

John Montgomery

THIS PAGE INTENTIONALLY LEFT BLANK

Aggressive Investors 1 Fund
SCHEDULE OF INVESTMENTS
Showing percentage of net assets as of June 30, 2006

Industry	Company	Shares	Value
COMMON STOCKS—97.6%
	Apparel—1.9%
	Gymboree Corp.*	125,100	$4,348,476
	Steven Madden Ltd.*	131,100	3,883,182

			8,231,658

	Banks—1.0%
	US Bancorp+	141,000	4,354,080
	Beverages—5.4%
	Hansen Natural Corp.*	124,800	23,758,176
	Biotechnology—1.0%
	Illumina, Inc.*	151,200	4,484,592
	Commercial Services—0.8%
	Administaff, Inc.	97,400	3,487,894
	Computers—2.1%
	Apple Computer, Inc.*	73,500	4,198,320
	Cognizant Technology Solutions Corp.*	71,600	4,823,692

			9,022,012
	Distribution/Wholesale—3.7%
	WESCO International, Inc.*	233,300	16,097,700
	Diversified Financial Services—3.6%
	Merrill Lynch & Co., Inc.	92,400	6,427,344
	Morgan Stanley	90,000	5,688,900
	NASDAQ Stock Market, Inc.*+	128,586	3,844,721

			15,960,965
	Electronics—5.1%
	Agilent Technologies, Inc.*	241,200	7,612,272
	American Science & Engineering, Inc.*+	58,900	3,411,488
	Plexus Corp.*	120,500	4,122,305
	Thomas & Betts Corp.*	142,000	7,284,600

			22,430,665
	Engineering & Construction—4.0%
	McDermott International, Inc.*	387,000	17,596,890
	Financial Services—2.5%
	Goldman Sachs Group, Inc.	72,700	10,936,261
	Insurance—1.0%
	WR Berkley Corp.	123,750	4,223,588
	Internet—2.8%
	NutriSystem, Inc.*+	195,000	12,115,350
	Iron/Steel—5.1%
	Carpenter Technology Corp.	94,000	10,857,000
	Cleveland-Cliffs, Inc.	53,900	4,273,731
	Tenaris SA**	179,000	7,247,710

			22,378,441
	Machinery—Construction & Mining—5.6%
	JLG Industries, Inc.+	196,600	4,423,500
	Joy Global, Inc.+	390,650	20,348,959

			24,772,459
	Metal Fabricate/Hardware—1.4%
	NS Group, Inc.*	112,800	6,213,024
	Mining—1.4%
	Falconbridge Ltd.+	115,900	6,125,315
	Miscellaneous Manufacturing—3.5%
	Ceradyne, Inc.*+	224,900	11,130,301
	Freightcar America, Inc.	72,800	4,041,128

			15,171,429
	Oil & Gas—11.8%
	Chesapeake Energy Corp.+	102,800	3,109,700
	ConocoPhillips+	113,000	7,404,890
	Hugoton Royalty Trust	8,133	241,550
	Pogo Producing Co.	77,300	3,563,530
	Tesoro Corp.+	193,400	14,381,224
	Valero Energy Corp.	254,200	16,909,384
	XTO Energy, Inc.	136,442	6,040,287

			51,650,565
	Oil & Gas Services—4.5%
	Helix Energy Solutions*+	281,600	11,365,376
	Tetra Technologies, Inc.*	283,600	8,590,244

			19,955,620
	Pharmaceuticals—3.4%
	Bristol-Myers Squibb Co.+	174,300	4,507,398
	Gilead Sciences, Inc.*+	84,000	4,969,440
	Merck & Co., Inc.	151,200	5,508,216

			14,985,054
	Retail—8.3%
	Dillard's, Inc.	319,600	10,179,260
	Dress Barn, Inc.*+	882,200	22,363,770
	Group 1 Automotive, Inc.	67,900	3,825,486

			36,368,516
	Savings & Loans—1.0%
	Washington Mutual, Inc.+	101,100	4,608,138

Semiconductors—4.1%
Amkor Technology, Inc.*	1,458,100	$13,793,626
Zoran Corp.*	170,000	4,137,800

		17,931,426
Software—3.3%
BMC Software, Inc.*	608,000	14,531,200
Telecommunications—6.2%
AT&T, Inc.+	327,300	9,128,397
BellSouth Corp.+	128,300	4,644,460
Corning, Inc.*	209,000	5,055,710
Dobson Communications Corp.*	594,500	4,595,485
Motorola, Inc.	181,500	3,657,225

		27,081,277
Transportation—3.1%
EGL, Inc.*	91,000	4,568,200
Kirby Corp.*	20	790
Swift Transportation Co., Inc.*	286,000	9,083,360

		13,652,350

TOTAL COMMON STOCKS (Cost $331,230,425)		428,124,645

TOTAL INVESTMENTS—97.6% (Cost $331,230,425)		$428,124,645
Other Assets in excess of Liabilities—2.4%		10,467,533

NET ASSETS—100.0%		$438,592,178

*
Non-income producing security

**
ADR—American Depositary Receipt

+
This security or a portion of this security is out on loan at June 30, 2006. Total loaned securities had a market value of $94,672,537 at June 30, 2006.

See Notes to Financial Statements.

Aggressive Investors 2 Fund
MANAGER'S COMMENTARY

June 30, 2006

Dear Fellow Aggressive Investors 2 Fund Shareholder,

        Our Fund had a negative return of 4.83% in the June quarter, compared to a 1.44% decline for our primary benchmark, the S&P 500 Index, and a 2.31% decline for our peer benchmark, the Lipper Capital Appreciation Funds Index. Except for narrowly beating our secondary market benchmark, the Russell 2000 Index of small companies, it was a poor quarter in a down market.

        For the fiscal year ended June 30, 2006, the Fund returned 21.65% compared to 8.63% for the S&P 500 Index and 12.34% for the Lipper Capital Appreciation Funds Index. I am extremely pleased that the Fund has now beaten its primary market benchmark each of the four fiscal years since inception. However, it is neither my expectation nor goal to beat our benchmarks quarterly or even annually, since by our investment objective we are focusing on longer time periods of time. (Of course, I still like the consistency of our annual record.)

        The table below presents our June quarter, one-year, and life-to-date financial results according to the formula required by the SEC. See the next page for a graph of performance since inception.

	June Qtr. 4/1/06 to 6/30/06	1 Year 7/1/05 to 6/30/06	Life-to-Date 10/31/01 to 6/30/06
Aggressive Investors 2 Fund	(4.83)%	21.65%	13.31%
S&P 500 Index (large companies)	(1.44)%	8.63%	5.80%
Russell 2000 Index (small companies)	(5.02)%	14.58%	13.35%
Lipper Capital Appreciation Funds Index	(2.31)%	12.34%	6.94%

        Performance figures quoted represent past performance and are no guarantee of future results. Current performance may be lower or higher than the performance figures quoted, and an investor's shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call 1-800-661-3550 or visit the Fund's website at www.bridgeway.com.

        The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks with dividends reinvested, while the Russell 2000 Index is an unmanaged, market value weighted index that measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. The Lipper Capital Appreciation Funds Index reflects the aggregate record of more aggressive domestic growth mutual funds, as reported by Lipper, Inc. It is not possible to invest directly in an index or average. Periods longer than one year are annualized.

        According to data from Lipper, Inc., Aggressive Investors 2 Fund ranked 17th of 368 capital appreciation funds for the twelve-month period ended June 30, 2006 and 29th of 272 such funds since inception in October, 2001. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

Growth of $10,000 Invested in Aggressive Investors 2 Fund and Indexes from 10/31/01 (inception) to 6/30/06

Detailed Explanation of Quarterly Performance—What Worked Well

        The Short Version:    Our top-performing companies were a mixed bag this quarter, although three companies are from the energy sector. They added only about three and a half percent to the Fund's performance, not nearly enough to keep us in positive territory.

        These are the ten best-performers for the June quarter:

Rank	Company	Industry	% Return
1	Hansen Natural Corp	Beverages	47.4%
2	Foundation Coal Holdings Inc	Coal	29.4%
3	NS Group Inc	Metal Fabricate/Hardware	19.7%
4	McDermott International Inc	Engineering & Construction	17.6%
5	NutriSystem Inc	Internet	14.8%
6	Dillard's Inc	Retail	14.0%
7	EnCana Corp	Oil & Gas	12.7%
8	Tenaris SA	Iron/Steel	12.1%
9	EGL Inc	Transportation	11.0%
10	Valero Energy Corp	Oil & Gas	10.8%

        Top-performer Hansen Natural is a "three-peat" this quarter for our Fund, continuing its awesome performance and adding about 1.6% to our return for the quarter. A rather distant second place, Foundation Coal Holdings, Inc. engages in extracting, cleaning, and selling coal to electric utilities, steel companies, coal brokers, and industrial users. Typical of energy-related stocks, it had given us a bumpy ride since our original purchase in early 2005. We sold our holdings in May for a nice return, just before a fairly steep price drop. However, our model continues to hold steady on the other two energy stocks, EnCana and Valero.

Detailed Explanation of Quarterly Performance—What Didn't Work

        The Short Version:    Technology and communications-related stocks, along with companies in related businesses were among the hardest hit during the quarter. Our ten worst performers cost the Fund almost five and a half percent in performance.

        These are the ten stocks that performed the worst in the June quarter:

Rank	Company	Industry	% Return
1	Portalplayer Inc	Semiconductors	(50.3)%
2	Brightpoint Inc	Distribution/Wholesale	(47.8)%
3	American Science & Engineering Inc	Electronics	(38.0)%
4	Administaff Inc	Commercial Services	(34.1)%
5	Eagle Materials Inc	Building Materials	(33.0)%
6	USG Corp	Building Materials	(31.3)%
7	Energy Partners Ltd	Oil & Gas	(29.3)%
8	Broadwing Corp	Telecommunications	(28.7)%
9	Advanced Micro Devices Inc	Semiconductors	(26.4)%
10	NASDAQ Stock Market Inc	Diversified Finan Services	(25.3)%

        Five of the ten companies above are engaged in some area of technology, which could have felt influence from market movements away from growth and technology, as discussed in the common section of your report on page 3. Brightpoint, Inc. engages in the distribution of wireless devices and accessories, including phones, personal digital assistants and handheld computing devices, integrated devices, modems, accessories, software, and wireless data solutions. Shares fell over 17% in early June upon an analyst downgrade due to strong carrier competition, and it hadn't fully recovered in mid-June when our model signaled a sell. We have liquidated our position in the stock since the end of the quarter. Eagle Materials, Inc. manufactures and distributes gypsum wallboard, cement products and recycled paperboard products. Demand for its highway-making products did not protect operations from price drops in the general building industry. In fact, the industrial sector, which was the bright spot in the March quarter, was the least productive of all sectors this quarter.

Detailed Explanation of Fiscal Year Performance—What Worked Well

        The Short Version:    Energy stocks were the performance story at the beginning of the fiscal year and again at the end, contributing over eight and a half percent to our twelve-month return.

        Eight of our ten best-performing stocks gained more than 50% in the fiscal year ended June 30, 2006:

Rank	Company	Industry	% Gain
1	Hansen Natural Corp	Beverages	194.4%
2	Foundation Coal Holdings Inc	Coal	105.3%
3	Tenaris SA	Iron/Steel	83.9%
4	NS Group Inc	Metal Fabricate/Hardware	69.4%
5	Peabody Energy Corp	Coal	66.0%
6	Valero Energy Corp	Oil & Gas	58.6%
7	Tesoro Corp	Oil & Gas	58.0%
8	Joy Global Inc	Machinery-Constr & Mining	50.4%
9	Chicago Mercantile Exchange Holdings Inc	Diversified Financial Services	46.8%
10	NutriSystem Inc	Internet	45.9%

        Hansen Natural alone contributed over 4% to our twelve-month performance. What's not to love about a consistent performer who produces great (often healthy) beverages and supports kid's athletics? Third-place Tenaris S.A., founded in 1909 in Luxembourg, engages in the manufacture and supply of steel pipe products and associated services worldwide. Its principal products include casing, tubing, line pipe, and mechanical and structural pipes. We bought the company in mid-2005, and it has given us a rather bumpy but generally upward ride. Tenaris jumped on the oil industry merger bandwagon in mid-June when it bought Maverick Tube in an all-cash deal, giving it access to US and Canadian markets and expanding its product line to include electrical conduits. The stock price continued to creep upward to the end of the quarter.

Detailed Explanation of Fiscal Year Performance—What Didn't Work

        The Short Version:    Only two companies lost more than 50% in the fiscal year. The ten worst performers represent eight different industries, simply indicating a few (really) bad picks. To have a few over the full year is not unusual for us, even in a good year like fiscal year 2006.

        These are the ten worst performing companies for the fiscal year:

Rank	Company	Industry	% Loss
1	Portalplayer Inc	Semiconductors	(60.3)%
2	Forward Industries Inc	Textiles	(57.4)%
3	Brightpoint Inc	Distribution/Wholesale	(35.0)%
4	Eagle Materials Inc	Building Materials	(33.0)%
5	Advanced Micro Devices Inc	Semiconductors	(32.7)%
6	American Eagle Outfitters	Retail	(30.5)%
7	Energy Partners Ltd	Oil&Gas	(29.3)%
8	Broadwing Corp	Telecommunications	(28.7)%
9	NASDAQ Stock Market Inc	Diversified Finan Services	(28.3)%
10	USG Corp	Building Materials	(24.1)%

        You may recall our story on Portalplayer in the March quarter letter. The company designs and markets software and applications for managing multimedia on personal electronic devices, especially Apple's iPod, which it had relied on for virtually 90% of its revenue. On April 20 the stock plunged 42% on news that Apple decided against using its chips in the newest iPod. One analyst's reaction was that Apple's decision is a clear indication of the volatile and precarious nature of the business. Although we had sold Forward Industries in December, its decline was great enough to put it in the number two position for the fiscal year.

Top Ten Holdings as of June 30, 2006

        Our largest holding, Hansen Natural, is no surprise; I can assure you that our models are looking for the next (as yet undiscovered) Hansen. The other largest holdings represent a variety of industries, each having their day in the sun throughout this fiscal year. The top ten holdings represented 30.3% of net assets, indicating strong diversification.

Rank	Company	Industry	Percent of Net Assets
1	Hansen Natural Corp	Beverages	4.2%
2	McDermott International Inc	Engineering & Construction	3.9%
3	Dress Barn Inc	Retail	3.7%
4	Tetra Technologies Inc	Oil & Gas Services	3.1%
5	Carpenter Technology Corp	Iron/Steel	3.0%
6	BMC Software Inc	Software	2.8%
7	Joy Global Inc	Machinery-Constr & Mining	2.6%
8	Goldman Sachs Group Inc	Diversified Finan Services	2.5%
9	Dillard's Inc	Retail	2.3%
10	Swift Transportation Co Inc	Transportation	2.2%

Total			30.3%

Sector Representation as of June 30, 2006

        The industrial sector was our largest sector representative at the end of the June quarter, and although we had a few good performers in the sector, our overweighting cost the Fund a bit of performance. For the market as a whole, financial stocks provided some cushion to the June quarter downturn. Alas, our financial stocks provided no such cushion.

Sector	% of Stock Value	% S&P 500 Index	Difference
Basic Materials	7.1%	3.0%	4.1%
Communications	7.9%	11.2%	(3.3)%
Consumer, Cyclical	9.8%	8.4%	1.4%
Consumer, Non-cyclical	11.3%	20.5%	(9.2)%
Energy	15.9%	10.2%	5.7%
Financial	9.0%	21.4%	(12.4)%
Industrial	24.1%	11.7%	12.4%
Technology	14.1%	10.2%	3.9%
Utilities	0.8%	3.4%	(2.6)%

Total	100.0%	100.0%

Disclaimer

        The following is a reminder from the friendly folks at your Fund who worry about liability. The views expressed here are exclusively those of Fund management. These views, including those of market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of June 30, 2006, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

        The Fund is subject to above average market risk (volatility) and is not an appropriate investment for short-term investors. Investments in the small companies within this multi-cap fund generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and greater trading difficulty.

        This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management, and other information. Investors should read the prospectus carefully before investing in the Fund. The prospectus and other Fund information may be obtained by calling 1-800-661-3550 or visiting the Fund's website www.bridgeway.com. Foreside Fund Services, LLC, distributor.

Conclusion

        Thank you for your continued investment in Aggressive Investors 2. This Fund remains open to both current and new investors. As always, we appreciate your feedback. We continue to use shareholder ideas to improve our communication.

Sincerely,

John Montgomery

THIS PAGE INTENTIONALLY LEFT BLANK

Aggressive Investors 2 Fund
SCHEDULE OF INVESTMENTS
Showing percentage of net assets as of June 30, 2006

Industry	Company	Shares	Value
COMMON STOCKS—98.3%
	Aerospace/Defense—0.5%
	Armor Holdings, Inc.*	50,200	$2,752,466
	Apparel—0.9%
	Gymboree Corp.*	154,100	5,356,516
	Banks—0.4%
	US Bancorp+	79,000	2,439,520
	Beverages—4.2%
	Hansen Natural Corp.*	129,500	24,652,915
	Biotechnology—1.4%
	Amgen, Inc.*	44,500	2,902,735
	Illumina, Inc.*	184,800	5,481,168

			8,383,903
	Building Materials—2.5%
	Eagle Materials, Inc.+	156,500	7,433,750
	USG Corp.*+	96,100	7,008,573

			14,442,323
	Commercial Services—0.4%
	Administaff, Inc.	62,100	2,223,801
	Computers—2.8%
	Apple Computer, Inc.*	86,600	4,946,592
	Cognizant Technology Solutions Corp.*	92,300	6,218,251
	Komag, Inc.*	115,900	5,352,262

			16,517,105
	Distribution/Wholesale—2.7%
	Brightpoint, Inc.*	399,600	5,406,588
	WESCO International, Inc.*	151,800	10,474,200

			15,880,788
	Diversified Financial Services—6.8%
	Chicago Mercantile Exchange Holdings, Inc.+	10,000	4,911,500
	Goldman Sachs Group, Inc.	95,600	14,381,108
	JPMorgan Chase & Co.+	62,800	2,637,600
	Merrill Lynch & Co., Inc.	56,800	3,951,008
	Morgan Stanley	110,100	6,959,421
	NASDAQ Stock Market, Inc.*+	220,000	6,578,000

			39,418,637
	Electrical Components & Equipment—1.7%
	Encore Wire Corp.*+	132,300	4,754,862
	Lamson & Sessions Co.*+	175,200	4,968,672

			9,723,534
	Electronics—3.7%
	American Science & Engineering, Inc.*+	81,000	$4,691,520
	Novatel, Inc.*	141,300	4,826,808
	Plexus Corp.*	154,700	5,292,287
	Thomas & Betts Corp.*	138,000	7,079,400

			21,890,015
	Engineering & Construction—3.9%
	McDermott International, Inc.*	501,450	22,800,932
	Gas—0.8%
	Energen Corp.	114,700	4,405,627
	Healthcare—Products—1.4%
	Hologic, Inc.*	166,000	8,193,760
	Insurance—1.2%
	Selective Insurance Group	55,900	3,123,133
	WR Berkley Corp.	120,150	4,100,719

			7,223,852
	Internet—0.3%
	NutriSystem, Inc.*+	26,700	1,658,871
	Iron/Steel—6.1%
	Carpenter Technology Corp.	151,400	17,486,700
	Cleveland-Cliffs, Inc.+	66,800	5,296,572
	Reliance Steel & Aluminum Co.	115,700	9,597,315
	Tenaris SA**	86,500	3,502,385

			35,882,972
	Machinery—Construction & Mining—3.6%
	JLG Industries, Inc.+	258,700	5,820,750
	Joy Global, Inc.+	290,400	15,126,936

			20,947,686
	Media—1.0%
	DIRECTV Group, Inc.*	339,900	5,608,350
	Metal Fabricate/Hardware—0.7%
	NS Group, Inc.*	78,700	4,334,796
	Mining—0.8%
	Alcoa, Inc.	151,100	4,889,596
	Miscellaneous Manufacturing—2.8%
	Ceradyne, Inc.*+	232,300	11,496,527
	Freightcar America, Inc.	89,000	4,940,390

			16,436,917

Oil & Gas—7.9%
Chesapeake Energy Corp.	85,060	$2,573,065
ConocoPhillips+	53,000	3,473,090
EnCana Corp.	107,000	5,632,480
Energy Partners Ltd.*	245,000	4,642,750
Frontier Oil Corp.+	192,600	6,240,240
Pogo Producing Co.	138,000	6,361,800
Tesoro Corp.	69,300	5,153,148
Unit Corp.*	98,200	5,586,598
Valero Energy Corp.	100,600	6,691,912

		46,355,083
Oil & Gas Services—7.7%
Halliburton Co.	89,200	6,619,532
Helix Energy Solutions*+	299,078	12,070,788
Schlumberger Ltd.+	122,200	7,956,442
Tetra Technologies, Inc.*+	607,000	18,386,030

		45,032,792
Pharmaceuticals—3.7%
Aspreva Pharmaceuticals Corp.*	190,000	5,156,600
Bristol-Myers Squibb Co.+	154,900	4,005,714
Gilead Sciences, Inc.*+	110,300	6,525,348
Merck & Co., Inc.	171,000	6,229,530

		21,917,192
Retail—6.1%
Dillard's, Inc.	424,800	13,529,880
Dress Barn, Inc.*+	864,000	21,902,400

		35,432,280
Savings & Loans—0.5%
Washington Mutual, Inc.	58,000	2,643,640
Semiconductors—7.6%
Advanced Micro Devices, Inc.*+	308,300	7,528,686
Amkor Technology, Inc.*	1,300,000	12,298,000
Freescale Semiconductor, Inc.*	274,300	7,954,700
Intersil Corp.	134,600	3,129,450
Texas Instruments, Inc.	282,600	8,559,954
Zoran Corp.*	210,000	5,111,400

		44,582,190
Software—3.4%
BMC Software, Inc.*	693,400	16,572,260
Informatica Corp.*	264,500	3,480,820

		20,053,080
Telecommunications—6.5%
America Movil SA de CV**+	311,000	10,343,860
AT&T, Inc.+	163,600	4,562,804
BellSouth Corp.	196,600	7,116,920
Broadwing Corp.*+	403,100	4,172,085
Corning, Inc.*	180,200	$4,359,038
Dobson Communications Corp.*	327,600	2,532,348
Motorola, Inc.	106,400	2,143,960
Verizon Communications, Inc.+	84,900	2,843,301
		38,074,316
Transportation—4.3%
American Commercial Lines, Inc.*+	106,200	6,398,550
EGL, Inc.*	120,100	6,029,020
Swift Transportation Co., Inc.*	400,000	12,704,000

		25,131,570

TOTAL COMMON STOCKS (Cost $533,899,486)		575,287,025

MONEY MARKET MUTUAL FUNDS—1.4%

	Rate#	Shares	Value
Blackrock TempCash Liquidity Fund	5.11%	8,216,276	8,216,276

TOTAL MONEY MARKET MUTUAL FUNDS (Cost $8,216,276)			8,216,276

TOTAL INVESTMENTS—99.7% (Cost $542,115,762)			$583,503,301
Other Assets in excess of Liabilities—0.3%			1,758,559

NET ASSETS—100.0%			$585,261,860

*
Non-income producing security

**
ADR—American Depositary Receipt

+
This security or a portion of this security is out on loan at June 30, 2006. Total loaned securities had a market value of $136,354,398 at June 30, 2006.

#
Rate disclosed is as of June 30, 2006.

See Notes to Financial Statements.

Ultra-Small Company Fund
MANAGER'S COMMENTARY

Dear Fellow Ultra-Small Company Fund Shareholder,

        Our Fund was down 2.17% in the June quarter, beating each of our performance benchmarks: the CRSP Cap-Based Portfolio 10 Index (down 5.13%), the Lipper Small-Cap Stock Funds Index (down 4.69%), and the Russell 2000 Index (down 5.02%). Although in negative territory, I am happy with the Fund's relative quarterly performance and even more with its long-term results.

        For the fiscal year ended June 30, 2006, the Fund returned 25.58% compared to 20.42% for our primary benchmark, the CRSP Cap-Based Portfolio 10 Index, 13.70% for our peer group, the Lipper Small-Cap Stock Funds Index, and 14.58% for the Russell 2000 Index. Ultra-small stocks continued to shine yet another fiscal year for us.

        The table below presents the June quarter, one-year, five-year, ten-year and life-to-date financial results according to the formula required by the SEC. See the graph of performance since December 1995 below.

	June. Qtr. 4/1/06 to 6/30/06	1 Year 7/1/05 to 6/30/06	5 Year 7/1/01 to 6/30/06	10 Year 7/1/96 to 6/30/06	Life-to-Date 8/5/94 to 6/30/06
Ultra-Small Company Fund	(2.17)%	25.58%	25.83%	21.95%	23.43%
CRSP Cap-Based Port. 10 Index	(5.13)%	20.42%	21.93%	14.96%	16.53%
Lipper Small-Cap Stock Funds Index	(4.69)%	13.70%	6.62%	7.34%	10.46%
Russell 2000 Index (small companies)	(5.02)%	14.58%	8.50%	9.05%	11.04%

        Performance figures quoted represent past performance and are no guarantee of future results. Current performance may be lower or higher than the performance figures quoted, and an investor's shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call 1-800-661-3550 or visit the Fund's website at www.bridgeway.com.

        The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of 1,707 of the smallest publicly traded U.S. stocks (with dividends reinvested), as reported by the Center for Research on Security Prices. The Lipper Small-Cap Stock Funds Index is an index of small-company funds compiled by Lipper, Inc. The Russell 2000 Index is an unmanaged, market value weighted index, which measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. It is not possible to invest directly in an index or average. Periods longer than one year are annualized.

        According to data from Lipper, Inc., for the period ended June 30, 2006, Ultra-Small Company Fund ranked 9th of 89 micro-cap funds for the last twelve months, 1st of 53 such funds for the last five years, 2nd of 17 funds for ten years and 1st of 8 funds since inception. Lipper, Inc. is an independent mutual fund rating ser vice that ranks funds in various fund categories by making comparative calculations using total returns.

        Growth of $10,000 Invested in Ultra-Small Company Fund and Indexes from 12/31/95 to 6/30/06

Detailed Explanation of Quarterly Performance—What Worked Well

        The Short Version:    The limelight began to fade for ultra-small stocks during the June quarter. Ultra-small stocks occupy the smallest (tenth) decile of the ten company size classifications. Although they are solidly in first place for the fiscal year (as measured by index data from the Center for Research in Securities Prices), they were in eighth place (of ten) in quarterly performance. Nevertheless, our ten best stocks added 9.6% to our returns this quarter—enough to keep us ahead of our benchmarks, but not enough to get us into positive territory.

        Here are the top ten performers for the June quarter:

Rank	Company	Industry	% Return
1	China Energy Savings Technology Inc	Electrical Compo & Equipment	372.7%
2	Hansen Natural Corp	Beverages	51.0%
3	Vaalco Energy Inc	Oil & Gas	46.6%
4	Books-A-Million Inc	Retail	44.9%
5	Celadon Group Inc	Transportation	36.5%
6	Clean Harbors Inc	Environmental Control	35.9%
7	US Global Investors Inc	Diversified Finan Services	35.8%
8	Smith Micro Software Inc	Software	31.5%
9	Ladish Co Inc	Metal Fabricate/Hardware	29.3%
10	Ezcorp Inc	Retail	27.7%

        From its return figure, you may think that China Energy Savings Technology, maker of commercial and industrial products that stabilize voltage, is this quarter's superhero. Not so, sad to say. Soon after we purchased the stock earlier this year, trading was halted upon a NASDAQ investigation of a possible stock registration procedure problem and the resignation of the company's securities counsel. The NASDAQ Stock Market said that trading would remain halted until the company fully satisfied its request for information. When trading is halted for a stock, mutual fund companies must follow a careful procedure to calculate a price; this process is called "fair value pricing." In line with procedures established and reviewed by the Fund's Board of Directors, the "pricing committee," individuals representing Bridgeway's investment management, trading, and compliance teams, gather information from various sources and recommend a price so that the net asset value for the Fund may be calculated. Fair value pricing is a process that is highly scrutinized to assure that resulting Fund values are as accurate as possible based on information available. In this case, the stock, which traded at $6.95 just before the halt, did not resume trading for three and a half months, and the price was eventually adjusted down to $0.10 by the pricing committee, where it stayed until it began trading in early June at an average price of $0.47. We sold our holdings after trading resumed, and since our estimated ("fair value") price was just $0.10, the Fund ended the quarter with what looks like a big percentage gain. While our pricing committee underestimated the eventual price of the security in this case, it probably would have been overestimated if it had never resumed trading. At any rate, the $0.37 difference is only 5.3% percent of the original, pre-halt price.

        Hansen Natural makes its third trip to the quarterly winners list, continuing its awesome performance of over 50% and adding over three percentage points to our quarterly return. What's not to love about a consistent performer who produces great (often healthy) beverages and supports kid's athletics?

Detailed Explanation of Quarterly Performance—What Didn't Work

        The Short Version:    Our worst-performing stocks had no common thread—some were long-time holdings and some were newer purchases. They represented four sectors and ten different industries. As a group, they cost the Fund over 6.5% in performance—ouch!

Rank	Company	Industry	% Return
1	Empire Resources Inc	Metal Fabricate/Hardware	(52.1)%
2	Cuisine Solutions Inc	Food	(45.6)%
3	Infosonics Corp	Distribution/Wholesale	(43.9)%
4	Parlux Fragrances Inc	Cosmetics/Personal Care	(39.9)%
5	Bakers Footwear Group Inc	Apparel	(39.7)%
6	Matrixx Initiatives Inc	Pharmaceuticals	(35.1)%
7	ENGlobal Corp	Engineering & Construction	(34.7)%
8	Jewett-Cameron Trading	Retail	(34.4)%
9	Imperial Industries Inc	Building Materials	(33.5)%
10	Peerless Systems Corp	Software	(30.6)%

        Empire Resources, Inc. engages in the purchase, sale, and distribution of aluminum products such as aluminum sheet, plate and foil, rod, bar and wire, extruded and cast products for the transportation, automobile, housing, appliances, and packaging industries. The stock had a steep decline through May and June, for no particular reason other than the cost of aluminum itself and the pressure on the commodity. However, our quantitative process did not create a "wait and see" position on this one; we sold before the end of the quarter.

        InfoSonics Corporation distributes wireless handsets and accessories to network carriers, agents, resellers, distributors, independent dealers, and retailers. In May, InfoSonics was number twenty-three of BusinessWeek's 100 "Hot Growth Companies" and number three of Investor Business Daily's "10 Highest-Rated Stocks." The company had reported a 360% surge in first-quarter profits and 125% in sales. In mid-June InfoSonics restated its financial statements for that quarter due to an incorrect accounting for company financing. The correction resulted in trimming its previously reported net income of $1.7 million/$0.22 per share to $1.2 million/$0.15 per share. Several class actions suits were filed alleging that shareholders were misled, and the stock price lost half its value. Was it an honest oversight? Was it manipulation? We left it to the judge and exited this stock with a sizable loss.

Detailed Explanation of Fiscal Year Performance—What Worked Well

        The Short Version:    Over the twelve-month period, our companies in the industrial sector contributed over 12% to our return. Five of the best-performers are industrial stocks.

        These are the top ten best-performing companies for the fiscal year:

Rank	Company	Industry	% Gain
1	Hansen Natural Corp	Beverages	252.9%
2	Kendle International Inc	Commercial Services	141.8%
3	Ezcorp Inc	Retail	138.8%
4	Intevac Inc	Machinery-Diversified	116.2%
5	Columbus McKinnon Corp/NY	Machinery-Diversified	98.5%
6	AM Castle & Co	Metal Fabricate/Hardware	97.2%
7	Celadon Group Inc	Transportation	88.8%
8	ICO Inc	Chemicals	86.7%
9	Clean Harbors Inc	Environmental Control	85.9%
10	Vaalco Energy Inc	Oil & Gas	84.0%

        Predictably, Hansen Natural tops the best-performer list, adding about 4 percentage points to our return from just this one stock. Kendle is a distant second. Kendle International, Inc. provides clinical research services, including clinical trial management, clinical data management, statistical analysis, medical writing, regulatory consulting and organizational meeting management, and publications services. We first purchased Kendle in mid 2005, and its share price has more than doubled. However, as you may have guessed, Kendle and especially Hansen are no longer ultra-small stocks. As indicated in the prospectus, we invest at least 80% (although we aim for 100%) of the Fund's net assets in ultra-small stocks, based on company size at the time of purchase. When a company outgrows the asset class, "its days are numbered." We make no more investments in the stock, and we generally begin to trim our holdings if it becomes too big a piece of the portfolio pie, or, of course, if we get a model sell signal. One of the reasons Bridgeway started the Micro-Cap Limited Fund was that we just hated to miss the opportunity to buy stocks like these that had become too big for Ultra-Small Company Fund, but were not appropriate for the Aggressive Investors Funds.

Detailed Explanation of Fiscal Year Performance—What Didn't Work

        The Short Version:    Although four of our holdings for the fiscal year lost more than half their value, cumulatively they did not significantly affect our fiscal year return.

        These are the ten worst-performing companies for the fiscal year:

Rank	Company	Industry	% Loss
1	China Energy Savings Technology Inc	Electrical Compo & Equipment	(93.2)%
2	World Health Alternatives Inc	Commercial Services	(92.7)%
3	SFBC International Inc	Commercial Services	(55.0)%
4	Cuisine Solutions Inc.	Food	(51.2)%
5	Wireless Xcessories Group	Telecommunications	(48.5)%
6	FieldPoint Petroleum Corp	Oil & Gas	(48.2)%
7	Infosonics Corp	Distribution/Wholesale	(43.9)%
8	RIT Technologies Ltd	Telecommunications	(43.0)%
9	Wilsons The Leather Experts	Retail	(39.1)%
10	Peerless Systems Corp	Software	(36.3)%

        Similar to China Energy, World Health Alternatives fell into financial problems resulting in filing for bankruptcy in late summer, 2005. Although we sold our position in the stock in late August last year, our loss was large enough to earn the second place for the fiscal year. Irregularities in its drug testing procedures led to corporate problems at SFBC International, Inc. You may recall our story about SFBC in the December quarter report and that we sold our remaining holdings in January.

        Cuisine Solutions, Inc. engages in the development, production, and marketing of frozen entrees and sauces for the banquet, airline, retail, military, and restaurant industries. Its "Sous-Vide" is a cooking technique—foods are vacuum sealed and cooked slowly immersed in water, which both enhances the taste and prevents contamination. The stock price declined from our original purchase in late 2005; however, there were no significant company changes, no unhappy analysts and no negative news stories. We sold the stock to take advantage of the loss in value so that we could offset other stock gains, relative to our tax management strategy.

Top Ten Holdings as of June 30, 2006

        The top ten holdings represented an unusually strong 40.5% of net assets. Our largest holding, Hansen Natural, is no surprise. I call it our current "kudzu stock:" It just keeps growing and we keep trimming it back for reasons of diversification. We trimmed it for the fourth time just after the end of the fiscal year. Our models continue looking for the next (as yet undiscovered) Hansen, although we expect to find some like China Energy above that blow up on us—thus the importance of diversification. The other largest holdings represent a variety of industries, each having their day in the sun throughout this fiscal year.

Rank	Company	Industry	Percent of Net Assets
1	Hansen Natural Corp	Beverages	11.0%
2	Ezcorp Inc	Retail	5.7%
3	Vaalco Energy Inc	Oil & Gas	4.6%
4	Intevac Inc	Machinery-Diversified	3.9%
5	Celadon Group Inc	Transportation	3.3%
6	Lamson & Sessions Co	Electrical Compo & Equipment	3.0%
7	Columbus McKinnon Corp/NY	Machinery-Diversified	2.5%
8	Novatel Inc	Electronics	2.4%
9	PW Eagle Inc	Miscellaneous Manufacture	2.1%
10	AM Castle & Co	Metal Fabricate/Hardware	2.0%

Total			40.5%

Sector Representation as of June 30, 2006

        The industrial sector was our largest sector representative during the June quarter, followed by consumer, non-cyclical. The Fund realized some benefit from being more heavily weighted than the market in these two sectors. On the other hand, our underweighting in the financial sector had almost no measurable effect.

Sector	% of Stock Value	% CRSP Portfolio 10 Index	Difference
Basic Materials	0.2%	2.6%	(2.4)%
Communications	5.8%	10.9%	(5.1)%
Consumer, Cyclical	12.6%	12.9%	(0.3)%
Consumer, Non-cyclical	27.1%	26.2%	0.9%
Energy	11.6%	3.6%	8.0%
Financial	5.9%	20.2%	(14.3)%
Industrial	29.8%	11.3%	18.5%
Technology	7.0%	10.6%	(3.6)%
Utilities	0.0%	1.0%	(1.0)%
Diversified	0.0%	0.7%	(0.7)%

Total	100.0%	100.0%

Disclaimer

        The following is a reminder from the friendly folks at your Fund who worry about liability. The views expressed here are exclusively those of Fund management. These views, including those of market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of June 30, 2006, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

        The Fund is subject to above average market risk (volatility) and is not an appropriate investment for short-term investors. Investments in ultra-small companies generally carry greater risk than is customarily associated with larger companies and even "small companies" for various reasons such as narrower markets, limited financial resources and less liquidity (or ease of trading).

        This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management, and other information. Investors should read the prospectus carefully before investing in the Fund. The prospectus and other Fund information may be obtained by calling 1-800-661-3550 or visiting the Fund's website www.bridgeway.com. Foreside Fund Services, LLC, distributor.

Conclusion

        Ultra-Small Company Fund remains closed to investors as we seek to keep the nimbleness that has fared well through the years. As always, we appreciate your feedback. We continue to use shareholder ideas to improve our communication.

Sincerely,

John Montgomery

Ultra-Small Company Fund
SCHEDULE OF INVESTMENTS
Showing percentage of net assets as of June 30, 2006

Industry	Company	Shares	Value
COMMON STOCKS—98.2%
	Aerospace/Defense—1.5%
	Herley Industries, Inc.*	14,564	$163,262
	LMI Aerospace, Inc.*	98,100	1,785,420

			1,948,682
	Agriculture—0.2%
	Maui Land & Pineapple Co., Inc.*	7,600	287,280
	Airlines—0.5%
	Midwest Air Group, Inc.*	120,000	606,000
	Auto Parts & Equipment—0.3%
	Titan International, Inc.+	18,000	336,780
	Banks—2.2%
	Cardinal Financial Corp.	13,651	158,625
	First Regional Bancorp*	1,900	167,200
	Flag Financial Corp.	14,127	274,770
	Greene County Bancshares, Inc.	18,200	563,472
	Guaranty Federal Bancshares, Inc.	14,800	415,140
	Intervest Bancshares Corp.*	32,100	1,300,050

			2,879,257
	Beverages—11.0%
	Hansen Natural Corp.*	76,202	14,506,575
	Biotechnology—1.0%
	Gene Logic, Inc.*	220,167	297,225
	Oscient Pharmaceuticals Corp.*	578,016	497,094
	Repligen Corp.*	169,700	495,524

			1,289,843
	Building Materials—0.2%
	Advanced Environmental Recycling Technologies*	94,063	296,299
	Chemicals—0.2%
	ICO, Inc.*	40,300	198,276
	Commercial Services—5.1%
	Competitive Technologies, Inc.*	187,200	533,520
	Dollar Financial Corp.*	107,200	1,929,600
	Home Solutions of America, Inc.*+	208,000	1,283,360
	Kendle International, Inc.*	35,600	1,307,588
	Providence Service Corp.*	61,800	1,682,814

			6,736,882
	Computers—1.6%
	Integral Systems, Inc.	22,781	611,214
	Optimal Group, Inc.*	84,000	1,134,840
	Synplicity, Inc.*	68,300	400,921

			2,146,975
	Cosmetics/Personal Care—1.5%
	Parlux Fragrances, Inc.*+	199,200	1,930,248
	Diversified Finanancial Services—1.4%
	US Global Investors, Inc.*	87,400	1,848,510
	Electrical Components & Equipment—3.4%
	Graham Corp.	30,700	568,564
	Lamson & Sessions Co.*+	140,000	3,970,400

			4,538,964
	Electronics—2.4%
	Novatel, Inc.*	94,400	3,224,704
	Engineering & Construction—2.3%
	Meadow Valley Corp.*	70,400	806,080
	Sterling Construction Co., Inc.*	82,100	2,265,960

			3,072,040
	Environmental Control—1.4%
	Clean Harbors, Inc.*	45,200	1,822,012
	Healthcare—Products—3.6%
	Cutera, Inc.*	109,000	2,149,480
	Del Global	1,408	—
	Quidel Corp.*	149,200	1,417,400
	Synergetics USA, Inc.*	195,000	1,224,600

			4,791,480
	Healthcare—Services—2.6%
	Advocat, Inc.*	46,400	793,904
	Air Methods Corp.*	101,246	2,650,620

			3,444,524
	Insurance—2.2%
	American Physicians Capital, Inc.*	39,700	2,087,823
	Navigators Group, Inc.*	18,000	788,760

			2,876,583
	Internet—2.6%
	Art Technology Group, Inc.*	429,500	1,279,910
	Click Commerce, Inc.*+	108,324	2,137,233
	Selectica, Inc.*	18,714	46,785

			3,463,928
	Leisure Time—1.0%
	Aldila, Inc.	51,466	1,303,119

Lodging—1.3%
Monarch Casino & Resort, Inc.*	60,000	$1,687,200
Machinery—Diversified—8.2%
Columbus McKinnon Corp.*	150,000	3,261,000
DXP Enterprises, Inc.*	52,200	1,621,854
Intevac, Inc.*	239,600	5,194,528
Paragon Technologies, Inc.*	19,500	171,210
Twin Disc, Inc.	19,300	590,773

		10,839,365
Metal Fabricate/Hardware—4.3%
AM Castle & Co.	83,600	2,696,100
Ampco-Pittsburgh Corp.	39,100	1,120,215
Ladish Co., Inc.*	51,600	1,933,452

		5,749,767
Miscellaneous Manufacturing—2.1%
PW Eagle, Inc.+	93,000	2,812,320
Oil & Gas—7.0%
Barnwell Industries, Inc.	17,400	417,252
Chesapeake Energy Corp.+	84,900	2,568,225
Panhandle Royalty Co.	15,000	281,250
Vaalco Energy, Inc.*	619,800	6,049,248

		9,315,975
Oil & Gas Services—4.4%
Matrix Service Co.*	117,500	1,344,200
Metretek Technology, Inc.*	71,200	1,223,216
Mitcham Industries, Inc.*	66,000	842,820
TGC Industries, Inc.*	100,500	1,079,370
Union Drilling, Inc.*	90,000	1,337,400

		5,827,006
Pharmaceuticals—1.7%
Dyax Corp.*	291,598	857,298
Memory Pharmaceuticals Corp.*	616,076	665,362
Natural Health Trends Corp.*	87,600	325,872
Neogen Corp.*	20,100	384,312

		2,232,844
Retail—9.4%
Books-A-Million, Inc.	37,900	632,172
Ezcorp, Inc.*	199,406	7,515,612
Jewett-Cameron Trading*	19,300	221,564
Pantry, Inc.*	21,200	1,219,848
United Retail Group, Inc.*	143,000	2,217,930
Zones, Inc.*	88,000	560,560

		12,367,686
Semiconductors—2.4%
BTU International, Inc.*	150,700	2,044,999
California Micro Devices*	292,300	1,169,200

		3,214,199
Software—2.8%
Mind CTI Ltd.	318,495	821,717
Opnet Technologies, Inc.*	68,000	881,280
Smith Micro Software, Inc.*	117,200	1,877,544
Streamline Health Solutions, Inc.*	16,850	86,778

		3,667,319
Telecommunications—3.1%
GlobeTel Communications Corp.*	317,990	384,768
Knology, Inc.*	149,600	1,391,280
NMS Communications Corp.*	252,900	915,498
SAVVIS, Inc.*	48,333	1,431,140

		4,122,686
Transportation—3.3%
Celadon Group, Inc.*	200,250	4,413,510

TOTAL COMMON STOCKS (Cost $86,393,236)		129,798,838

TOTAL INVESTMENTS—98.2% (Cost $86,393,236)		$129,798,838
Other Assets in excess of Liabilities—1.8%		2,394,195

NET ASSETS—100.0%		$132,193,033

*
Non-income producing security

+
This security or a portion of this security is out on loan at June 30, 2006. Total loaned securities had a market value of $13,804,410 at June 30, 2006.

See Notes to Financial Statements.

Ultra-Small Company Market Fund
MANAGER'S COMMENTARY

June 30, 2006

Dear Fellow Ultra-Small Company Market Fund Shareholder,

        Our Fund was up 5.52% in the six months from January 1, 2006 through June 30, 2006. For the same period, our primary benchmark, the CRSP Cap-Based Portfolio 10 Index, was up 8.96%, our peer benchmark, the Lipper Small-Cap Stock Funds Index, was up 5.92%, and the Russell 2000 Index was up 8.21%. The six months performance for ultra-small stocks looks tarnished from the stellar performance we have become accustomed to over current periods. We underperformed all three benchmarks.

        For the fiscal year ended June 30, 2006, the Fund returned 15.07% compared to 20.42% for the CRSP Cap-Based Portfolio 10 Index, our primary benchmark, 14.58% for the Lipper Small-Cap Stock Funds Index, our peer benchmark, and 13.70% for the Russell 2000 Index, secondary benchmark. Our five year and life-to-date absolute and especially relative performance is better.

        The table below presents our six months, one-year, five-year, and life-to-date financial results according to the formula required by the SEC. See the next page for a graph of performance since inception.

	6 Months 1/1/06 to 6/30/06	1 Year 7/1/05 to 6/30/06	5 Year 7/1/01 to 6/30/06	Life-to-Date 7/31/97 to 6/30/06
Ultra-Small Company Market Fund	5.52%	15.07%	22.35%	16.78%
CRSP Cap-Based Portfolio 10 Index	8.96%	20.42%	21.93%	15.26%
Lipper Small-Cap Stock Funds Index	5.92%	14.58%	8.50%	7.54%
Russell 2000 Index	8.21%	13.70%	6.62%	7.80%

        Performance figures quoted represent past performance and are no guarantee of future results. Current performance may be lower or higher than the performance figures quoted, and an investor's shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call 1-800-661-3550 or visit the Fund's website at www.bridgeway.com.

        The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of 1,707 of the smallest publicly traded U.S. stocks (with dividends reinvested), as reported by the Center for Research on Security Prices. The Lipper Small-Cap Stock Funds Index is an index of small-company funds compiled by Lipper, Inc. The Russell 2000 Index is an unmanaged, market value weighted index, which measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. It is not possible to invest directly in an index or average. Periods longer than one year are annualized.

        According to data from Lipper, Inc., the Ultra-Small Company Market Fund ranked 42nd of 89 micro-cap funds for the last twelve months, 2nd of 53 over the last five years and 4th of 30 since inception in July 1997. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

        Growth of $10,000 Invested in Ultra-Small Company Market Fund and Indexes from 7/31/97 (inception) to 6/30/06

Detailed Explanation of Fiscal Year Performance—What Worked Well

        The Short Version:    The limelight began to fade for ultra-small stocks during the June quarter, though the twelve-month performance of the companies below certainly don't indicate it.

        Ultra-small stocks occupy the smallest (tenth) decile of the ten company size classifications. Although they are solidly in first place for the fiscal year (as measured by index data from the Center for Research in Securities Prices), they were in the eighth place (of ten) in the most recent quarter's performance. As you look at the results of our ten best performers, all more than doubled in value. You will likely be surprised that their performance was not enough to get us into positive territory for the six-month period. However, we own more than 700 companies in our Fund, so the effect of any one stock (or even ten) is muted.

        One question you may be asking is "how can this passively-managed fund that seeks to replicate the CRSP 10 index lag its index by 5% this year?" We describe this fund as being an "index-style, passively-managed fund" because it is not a true index fund by industry standards. First of all, while we try to mimic the market capitalization and financial characteristics of the underlying index, we own only a sample of the 1707 stocks that actually make up the index. Secondly, the CRSP 10 Index is rebalanced quarterly, and to reduce turnover, reduce costs, and improve tax efficiency, we lag some of these specific changes. As a result, we can rather significantly diverge from the performance of our primary market benchmark in a single one-year period. However, since inception we have beaten the CRSP 10 by a little more than 1.5%/year; so the current lagging does not alarm me.

        These are the ten best-performing companies for the fiscal year:

Rank	Company	Industry	% Gain
1	Medifast Inc	Commercial Services	296.6%
2	Ladish Co Inc	Metal Fabricate/Hardware	275.1%
3	NewMarket Corp	Chemicals	231.7%
4	Sirenza Microdevices Inc	Telecommunications	209.4%
5	Oregon Steel Mills Inc	Iron/Steel	194.4%
6	Celadon Group Inc	Transportation	191.0%
7	Anadigics Inc	Semiconductors	190.5%
8	Twin Disc Inc	Machinery-Diversified	179.5%
9	TheStreet.com Inc	Internet	177.2%
10	Ezcorp Inc	Retail	157.9%

        Number one performer, Medifast, Inc., manufactures, markets and sells weight and disease management products through a variety of venues from the Web to medical professionals. We first added it to the Fund in early 2003, and although it has had a bumpy ride, its value has been generally upward. Similar to NutriSystem, Medifast offers a structured online dieting program with customized meal planning and an interactive community for supportive chats.

        If you look at the price graph of second place, Ladish's stock price, it is about all it has in common with Medifast. Founded by Herman W. Ladish in 1905, the company engages in the engineering, production, and marketing of forged and cast metal components for various applications in the jet engine, aerospace, and industrial markets. Ladish recently raised cash for internal expansion and acquisitions. After a rough 2003, the company has been on a strong growth spurt. Revenues increased more than 40% in the six-month period from January through June, more than the previous entire year.

Detailed Explanation of Fiscal Year Performance—What Didn't Work

        The Short Version:    The Fund also had its share of poor performers. Fortunately, not in three digits like the winner's list (impossible, of course). Seven of the ten are from the consumer cyclical and consumer non-cyclical sectors.

Rank	Company	Industry	% Loss
1	DOV Pharmaceutical Inc	Pharmaceuticals	(88.9)%
2	Enesco Group Inc	Housewares	(82.0)%
3	DHB Industries Inc	Apparel	(78.3)%
4	EndWave Corp	Telecommunications	(74.6)%
5	Natural Health Trends Corp	Pharmaceuticals	(74.0)%
6	Forward Industries Inc	Textiles	(65.2)%
7	BKF Capital Group Inc	Diversified Finan Services	(63.8)%
8	GlobeTel Communications Corp	Telecommunications	(63.0)%
9	Gene Logic Inc	Biotechnology	(62.8)%
10	SFBC International Inc	Commercial Services	(58.2)%

        DOV Pharmaceuticals' story reads like a drug company's worst nightmare. DOV makes drugs for the central nervous system and cardiovascular disorders. Its star product, Bicifadine, used for chronic low back pain, was in the last stages of clinical trials. In late April, testing results proved the drug to be ineffective compared to a placebo at all dosage levels. The day after the announcement, the stock dropped over 40%. Just three weeks later, DOV received the news that the FDA has delayed approval of a drug to treat insomnia, which had already been licensed to Pfizer. The price dropped another 57%. Occasionally, tiny stocks go down just as quickly as they go up.

        DHB Industries, Inc. engages in the manufacture and marketing of protective body armors, such as bullet and projectile resistant garments, aircraft armor, and bullet resistant plates and shields. It also manufactures supportive athletic apparel and equipment. Trouble for DHB began last year when the U.S. military recalled thousands of protective vests on concerns that they did not offer adequate protection. Then, to compound product woes with financial woes, irregularities were discovered in its financial reporting followed by delisting by the American Stock Exchange on June 26. . .. followed by legal woes. .. Class action suits followed, officers were put on leave and the headquarters was moved closer to operation facilities. Naturally, the stock price took a beating.

Sector Representation as of June 30, 2006

        The consumer non-cyclical sector was our largest sector representative during the June quarter, followed by financial. Typically there will not be much variation in sector weighting between our fund and the CRSP Portfolio 10 Index, because of our objective to approximate its total return.

Sector	% of Stock Value	% CRSP Portfolio 10 Index	Difference
Basic Materials	3.5%	2.6%	0.9%
Communications	11.5%	10.9%	0.6%
Consumer, Cyclical	12.4%	12.9%	(0.5)%
Consumer, Non-cyclical	25.9%	26.2%	(0.3)%
Energy	4.0%	3.6%	0.4%
Financial	20.4%	20.2%	0.2%
Industrial	12.1%	11.3%	0.8%
Technology	9.1%	10.6%	(1.5)%
Utilities	0.8%	1.0%	(0.2)%
Diversified	0.3%	0.7%	(0.4)%

Total	100.0%	100.0%

Fiscal Year Comparisons by Company Size

        The Short Version:    Ultra-small companies once again top the six-month and one-year charts. Just don't get groggy in their performance lullaby.

        These tenth decile (ultra-small) stocks are notoriously volatile. The asset class (and consequently our Fund) has had quite a run in the last year and five years as indicated in the table below. The longer-term picture gives a more accurate view of these stocks—by way of tempering expectations. More importantly, ultra-small stocks frequently underperform the broader market; in fact, they have in about half of all the calendar years over the last eight decades. We're overdue for a string of these underperforming years, so please don't think it only goes one direction. I still like them and especially their diversifying characteristics. But please make sure your asset allocation is in line with your plan.

Company Size According to the CRSP Cap-Based Portfolio Indexes	6 Months	1 Year	5 Year	80 years(2)
1 (ultra large)	1.9%	7.2%	0.8%	9.5%
2	4.3%	12.7%	8.0%	11.0%
3	4.3%	13.2%	8.5%	11.4%
4	3.5%	10.6%	10.1%	11.3%
5	6.2%	16.2%	9.2%	11.9%
6	5.7%	10.0%	8.8%	11.8%
7	7.7%	16.0%	9.9%	11.8%
8	5.8%	15.4%	11.5%	12.1%
9	5.9%	12.8%	12.1%	12.2%
10 (ultra-small)	9.0%	20.4%	21.9%	14.0%

(1)
The CRSP Cap-Based Portfolio Indexes are unmanaged indexes of the publicly traded U.S. stocks with dividends reinvested, grouped by the market capitalization, as reported by the Center for Research in Security Prices. Past performance is no guarantee of future results.

(2)
December 1926 to December 2005

Disclaimer

        The following is a reminder from the friendly folks at your Fund who worry about liability. The views expressed here are exclusively those of Fund management. These views, including those of market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of June 30, 2006, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

        The Fund is subject to above average market risk (volatility) and is not an appropriate investment for short-term investors. Investments in ultra-small companies generally carry greater risk than is customarily associated with larger companies and even "small companies" for various reasons such as narrower markets, limited financial resources and less liquid stock.

        This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management, and other information. Investors should read the prospectus carefully before investing in the Fund. The prospectus and other Fund information may be obtained by calling 1-800-661-3550 or visiting the Fund's website www.bridgeway.com. Foreside Fund Services, LLC, distributor.

Conclusion

        Thank you for your continued investment in Ultra-Small Company Market Fund. This Fund remains open to both current and new investors. As always, we appreciate your feedback.

Sincerely,

John Montgomery

THIS PAGE INTENTIONALLY LEFT BLANK

Ultra-Small Company Market Fund
SCHEDULE OF INVESTMENTS
Showing percentage of net assets as of June 30, 2006

Industry	Company	Shares	Value
COMMON STOCKS—95.3%
	Advertising—0.7%
	Sitel Corp.*	71,400	$279,888
	Traffix, Inc.	248,700	1,340,493
	inVentiv Health, Inc.*	198,300	5,707,074

			7,327,455
	Aerospace/Defense—0.3%
	CPI Aerostructures, Inc.*	33,400	240,480
	Ducommun, Inc.*	46,200	855,624
	LMI Aerospace, Inc.*	102,300	1,861,860

			2,957,964
	Agriculture—0.8%
	Andersons, Inc.	202,362	8,420,283
	Maui Land & Pineapple Co., Inc.*	17,155	648,459

			9,068,742
	Airlines—0.5%
	Frontier Airlines Holdings, Inc.*+	174,970	1,261,534
	Hawaiian Holdings, Inc.*	140,101	476,343
	Mesa Air Group, Inc.*	134,600	1,325,810
	Midwest Air Group, Inc.*	323,709	1,634,731
	World Air Holdings, Inc.*	98,900	849,551

			5,547,969
	Apparel—1.0%
	Ashworth, Inc.*	82,450	742,050
	Bakers Footwear Group, Inc.*	84,574	1,176,425
	Cherokee, Inc.	52,400	2,167,264
	DHB Industries, Inc.*	108,200	21,640
	Hartmarx Corp.*	213,500	1,281,000
	Lakeland Industries, Inc.*	84,100	1,258,977
	Rocky Brands, Inc.*	75,900	1,612,875
	Sport-Haley, Inc.	104,900	503,520
	Tandy Brands Accessories, Inc.	65,009	673,493
	Unifi, Inc.*	441,900	1,281,510

			10,718,754
	Auto Parts & Equipment—1.0%
	IMPCO Technologies, Inc.*	163,500	1,744,545
	Miller Industries, Inc.*	70,600	1,461,420
	Noble International Ltd.	127,900	1,831,528
	Proliance International, Inc.*	197,300	911,526
	Tenneco, Inc.*	73,000	1,898,000
	Titan International, Inc.+	144,000	2,694,240

			10,541,259
	Banks—11.6%
	Abigail Adams National Bancorp	22,220	311,082
	Ameris Bancorp	80,400	1,860,456
	Appalachian Banchares, Inc.*	33,500	596,300
	ARROW Financial Corp.	38,200	1,047,826
	Associated Banc-Corp.	78,480	2,474,474
	The Bancorp, Inc.*	108,815	2,721,463
	Bancshares of Florida, Inc.*	22,000	484,000
	BancTrust Financial Group, Inc.	21,458	503,619
	Bank of America Corp.	59,718	2,872,436
	Bank of Granite Corp.	88,178	1,836,748
	Bank of the Ozarks, Inc.	40,800	1,358,640
	BB&T Corp.	1,300	54,067
	Camden National Corp.	52,400	2,090,760
	Capital Bank Corp.	67,400	1,095,250
	Capital Corp. of the West	95,220	3,047,040
	Capital Crossing Bank*	30,376	747,250
	Cardinal Financial Corp.	175,800	2,042,796
	Cascade Bancorp	900	25,659
	Cass Information Systems, Inc.	61,255	2,982,506
	Center Bancorp, Inc.	36,421	527,376
	Center Financial Corp.	135,600	3,205,584
	Central Bancorp, Inc.	12,300	389,910
	City National Corp.	579	37,687
	Coast Financial Holdings, Inc.*	76,800	1,251,840
	CoBiz, Inc.	900	20,268
	Columbia Bancorp	26,741	670,397
	Community Bancorp, Inc.	20,000	846,200
	Community Bancorp*	67,200	2,088,576
	Enterprise Financial Services Corp.+	59,487	1,513,944
	Fidelity Southern Corp.	57,476	1,021,923
	First Bancorp	27,500	577,500
	First Community Bancshares, Inc.	35,796	1,180,910
	First Mariner Bancorp, Inc.*	48,724	940,373
	First Mutual Bancshares, Inc.	16,335	425,527
	First Regional Bancorp*	11,683	1,028,104
	First State Bancorporation	17,000	404,260
	Flag Financial Corp.	50,600	984,170
	F.N.B. Corp.	8,640	136,253
	FNB Corp. (VA)	49,300	1,824,100
	FNB Financial Services Corp.	44,218	670,345
	Fulton Financial Corp.	130,373	2,075,538
	Gateway Financial Holdings, Inc.	94,122	1,427,831
	GB&T Bancshares, Inc.	100,538	2,187,707
	Glacier Bancorp, Inc.	972	28,450
	Greater Community Bancorp	4,589	71,818
	Greene County Bancshares, Inc.	85,613	2,650,578
	Guaranty Federal Bancshares, Inc.	62,556	1,754,696
	Heritage Commerce Corp.	64,600	1,601,434
	Heritage Financial Corp.	6,405	168,708
	Intervest Bancshares Corp.*	85,200	3,450,600
	Lakeland Financial Corp.	79,463	1,930,156
	LNB Bancorp, Inc.	40,000	741,200
	Macatawa Bank Corp.	107,940	2,524,717
	MainSource Financial Group, Inc.	88,034	1,534,433

MB Financial, Inc.	47,818	$1,690,844
MBT Financial Corp.	19,499	311,984
Mercantile Bank Corp.	72,320	2,881,952
MidWestOne Financial Group, Inc.	77,412	1,490,181
North Valley Bancorp	20,400	354,756
Northeast Bancorp	4,700	98,700
Northern Empire Bancshares*+	39,172	940,128
Northrim BanCorp, Inc.	81,878	2,055,138
Oak Hill Financial, Inc.	46,497	1,184,744
PAB Bankshares, Inc.	70,000	1,295,000
Pacific Mercantile Bancorp*	71,000	1,234,690
Peoples Bancorp, Inc.	75,600	2,255,904
Pinnacle Financial Partners, Inc.*	127,700	3,885,911
Preferred Bank	42,500	2,278,425
PrivateBancorp, Inc.	37,200	1,540,452
Prosperity Bancshares, Inc.	800	26,312
SCBT Financial Corp.	18,370	654,890
Southcoast Financial Corp.*	36,863	787,025
Southern Community Financial Corp.	66,700	646,990
Southside Bancshares, Inc.	51,659	1,153,023
Southwest Bancorp, Inc.	96,300	2,455,650
State National Bancshares, Inc.	49,503	1,886,559
Sterling Financial Corp.	1,206	36,795
Suffolk Bancorp	5,300	173,575
Superior Bancorp*	61,700	678,700
TD Banknorth, Inc.	8,718	256,745
Texas United Bancshares, Inc.	14,618	411,497
TIB Financial Corp.	9,211	294,752
Toronto-Dominion Bank	4,183	212,371
Umpqua Holdings Corp.	189,034	4,848,722
UnionBanCal Corp.	10,606	685,042
United Security Bancshares+	52,118	1,114,804
Univest Corp. of Pennsylvania	34,756	959,961
Vail Banks, Inc.	78,000	1,301,040
Valley Bancorp*	35,600	1,585,980
Vineyard National Bancorp	102,940	2,769,086
Virginia Commerce Bancorp*	112,077	2,678,640
Virginia Financial Group, Inc.	21,700	916,174
Washington Trust Bancorp, Inc.	38,877	1,077,670
West Bancorporation, Inc.	52,500	980,174
Wilshire Bancorp, Inc.	234,944	4,233,690

		126,370,161
Beverages—0.3%
Green Mountain Coffee Roasters, Inc.*	67,300	2,703,441
Peet's Coffee & Tea, Inc.*	17,400	525,306
Redhook ALE Brewery, Inc.*	23,000	84,640

		3,313,387
Biotechnology—4.4%
Anesiva, Inc.*	150,464	1,143,527
Avant Immunotherapeutics, Inc.*	967,578	1,557,801
Avigen, Inc.*	31,010	160,632
BioSphere Medical, Inc.*	126,900	805,815
Cell Genesys, Inc.*+	144,100	723,382
Cotherix, Inc.*	189,600	1,632,456
CryoLife, Inc.*	93,091	502,691
CuraGen Corp.*	158,500	554,750
Cytogen Corp.*	59,061	147,653
Cytokinetics, Inc.*	144,900	911,421
Embrex, Inc.*	146,024	1,473,382
Encysive Pharmaceuticals, Inc.*	330,900	2,293,137
Entremed, Inc.*	921,701	1,520,807
Enzon Pharmaceuticals, Inc.*	265,400	2,001,116
Exact Sciences Corp.*	284,157	596,730
Genitope Corp.*	223,700	1,413,784
GenVec, Inc.*	471,785	665,217
Illumina, Inc.*	52,843	1,567,323
Inovio Biomedical Corp.*	250,700	518,949
Keryx Biopharmaceuticals, Inc.*	57,647	818,587
Lexicon Genetics, Inc.*	305,300	1,340,267
Lifecell Corp.*	299,250	9,252,810
Micromet, Inc.*+	144,387	617,976
Monogram Biosciences, Inc.*	754,390	1,493,692
Neose Technologies, Inc.*	447,400	1,811,970
Northfield Laboratories, Inc.*	149,700	1,480,533
Repligen Corp.*	614,100	1,793,172
Sangamo Biosciences, Inc.*	370,100	2,183,590
Seattle Genetics, Inc.*	97,627	449,085
Sirna Therapeutics, Inc.*	429,400	2,447,580
Sonus Pharmaceuticals, Inc.*	409,200	2,037,816
Stratagene Corp.	23,761	146,605
Tercica, Inc.*	7,368	38,977
Vical, Inc.*	289,564	1,607,080

		47,710,313
Building Materials—0.4%
AAON, Inc.	60,287	1,546,964
Comfort Systems USA, Inc.	43,900	627,331
Craftmade International, Inc.	36,400	609,700
Imperial Industries, Inc.*	54,900	914,634
LSI Industries, Inc.	60,600	1,029,594

		4,728,223
Chemicals—1.4%
Aceto Corp.	128,044	886,064
American Pacific Corp.*	35,524	277,087
American Vanguard Corp.	152,000	2,352,960
Balchem Corp.	121,050	2,723,625
ICO, Inc.*	205,490	1,011,011
Landec Corp.*	205,000	1,896,250
Lesco, Inc.*	69,306	1,077,015
NewMarket Corp.	29,200	1,432,552

Omnova Solutions, Inc.*	243,600	$1,383,648
Penford Corp.	11,592	195,905
Quaker Chemical Corp.	99,700	1,864,390

		15,100,507
Coal—0.1%
Westmoreland Coal Co.*	49,000	1,162,280
Commercial Services—4.5%
ACE Cash Express, Inc.*	117,100	3,427,517
Answerthink, Inc.*	314,200	1,266,226
Bankrate, Inc.*+	144,800	5,467,648
Barrett Business Services*	68,200	1,251,470
Carriage Services, Inc.*	134,500	617,355
Collectors Universe	149,000	2,083,020
Cornell Cos., Inc.*	120,900	1,857,024
Edgewater Technology, Inc.*	33,712	233,961
Franklin Covey Co.*	192,400	1,423,760
Geo Group, Inc.*	76,200	2,670,810
Healthcare Services Group	35,550	744,773
HMS Holdings Corp.*	218,000	2,336,960
Home Solutions of America, Inc.*+	403,900	2,492,063
ICT Group, Inc.*	69,828	1,712,881
Intersections, Inc.*	218,900	2,375,065
Kendle International, Inc.*	22,390	822,385
Medifast, Inc.*	199,100	3,557,917
Multi-Color Corp.	59,136	1,774,080
National Research Corp.	40,300	936,975
Opinion Research Corp.*	17,400	103,704
PeopleSupport, Inc.*	205,900	2,771,414
Perceptron, Inc.*	119,274	961,348
Providence Service Corp.*	52,992	1,442,972
RCM Technologies, Inc.*	170,459	855,704
Rewards Network, Inc.*	197,305	1,611,982
Standard Parking Corp.*	81,100	2,196,188
Team, Inc.*	75,900	1,901,295

		48,896,497
Computers—2.9%
3D Systems Corp.*	86,800	1,743,812
Ansoft Corp.*	100,600	2,060,288
Comtech Group, Inc.*	36,492	406,156
Datalink Corp.*	129,761	676,055
Dataram Corp.	82,533	385,429
Delphax Technologies, Inc.*	21,350	59,140
Dot Hill Systems Corp.*	250,418	856,430
Immersion Corp.*	273,226	1,601,104
Integral Systems, Inc.	77,500	2,079,325
InterVoice, Inc.*	268,300	1,910,296
LaserCard Corp.*	162,100	2,121,889
Magma Design Automation, Inc.*	220,300	1,619,205
Netscout Systems, Inc.*	236,500	2,109,580
PAR Technology Corp.*	71,162	908,739
Printronix, Inc.	69,800	935,320
Rimage Corp.*	4,723	96,444
SI International, Inc.*	76,700	2,351,622
Stratasys, Inc.*	80,200	2,362,692
Synplicity, Inc.*	320,700	1,882,509
TechTeam Global, Inc.*	190,370	1,741,886
Tier Technologies, Inc.*	176,500	1,111,950
Transact Technologies, Inc.*	155,331	1,599,909
Xanser Corp.*	151,200	763,560

		31,383,340
Cosmetics/Personal Care—0.7%
Chattem, Inc.*	5,800	176,146
Parlux Fragrances, Inc.*+	762,726	7,390,815

		7,566,961
Distribution/Wholesale—0.5%
Brightpoint, Inc.*	125,211	1,694,105
Central European Distribution Corp.*	52,125	1,311,465
Industrial Distribution Group, Inc.*	5,855	51,700
Infosonics Corp.*+	297,200	1,795,088
Navarre Corp.*+	31,084	154,798
Rentrak Corp.*	19,800	195,228

		5,202,384
Diversified Financial Services—1.6%
Aether Holdings, Inc.*	114,121	627,666
Asta Funding, Inc.	62,100	2,325,645
Consumer Portfolio Services*	332,800	2,233,088
Federal Agricultural Mortgage Corp.	57,025	1,579,592
Marlin Business Services Corp.*	84,273	1,901,199
Nicholas Financial, Inc.*	118,500	1,694,550
Sanders Morris Harris Group, Inc.	127,499	1,926,510
TradeStation Group, Inc.*	245,974	3,116,491
United PanAm Financial Corp.*	53,100	1,614,240
		17,018,981
Electric—0.3%
Central Vermont Public Service Corp.	55,600	1,027,488
Green Mountain Power Corp.	51,100	1,736,889
Unitil Corp.	9,400	226,164

		2,990,541
Electrical Components & Equipment—1.1%
Active Power, Inc.*	425,625	1,442,869
American Superconductor Corp.*+	125,100	1,104,633
C&D Technologies, Inc.	76,600	576,032
Distributed Energy Systems Corp.*+	312,500	1,615,625

Graham Corp.	43,900	$813,028
Lamson & Sessions Co.*+	203,600	5,774,096
Nortech Systems, Inc.*	1,400	10,080
TII Network Technologies, Inc.*	143,700	464,151
Valence Technology, Inc.*	67,964	117,577

		11,918,091
Electronics—2.2%
Advanced Photonix, Inc.*+	156,350	245,470
Axsys Technologies, Inc.*	86,887	1,309,387
Cyberoptics Corp.*	59,700	772,518
Fargo Electronics, Inc.*	33,550	851,835
FARO Technologies, Inc.*	11,648	197,550
Frequency Electronics, Inc.	14,600	189,508
Keithley Instruments, Inc.	86,552	1,101,807
LaBarge, Inc.*	5,908	78,399
LeCroy Corp.*	16,620	238,497
Measurement Specialties, Inc.*	104,500	2,327,215
Merix Corp.*	286,700	3,145,099
Napco Security Systems, Inc.*	177,334	1,723,686
NU Horizons Electronics Corp.*	114,000	1,100,100
OI Corp.	35,200	424,160
OYO Geospace Corp.*	36,600	2,090,226
Planar Systems, Inc.*	120,000	1,444,800
Technology Research Corp.	83,900	427,051
UQM Technologies, Inc.*	191,100	554,190
Woodhead Industries, Inc.	113,300	2,168,562
X-Rite, Inc.	148,500	1,632,015
Zygo Corp.*	116,600	1,911,074

		23,933,149
Energy—Alternate Sources—0.3%
Evergreen Solar, Inc.*+	178,400	2,315,632
MGP Ingredients, Inc.	16,100	373,842

		2,689,474
Engineering & Construction—0.5%
Layne Christensen Co.*	161,900	4,589,865
Michael Baker Corp.*	51,700	1,121,890

		5,711,755
Entertainment—0.9%
Canterbury Park Holding Corp.	59,400	792,990
Carmike Cinemas, Inc.+	11,776	248,238
Dover Motorsports, Inc.	124,000	727,880
Gaming Partners International Corp.	103,050	2,514,420
Great Wolf Resorts, Inc.*	92,800	1,114,528
Nevada Gold & Casinos, Inc.*	130,500	952,650
Silverleaf Resorts, Inc.*+	388,800	1,434,672
Steinway Musical Instruments*	61,400	1,505,528
Sunterra Corp.*	74,447	762,337

		10,053,243
Environmental Control—1.1%
Calgon Carbon Corp.	31,125	189,551
Ceco Environmental Corp.*	104,043	832,344
Clean Harbors, Inc.*	157,947	6,366,844
Darling International, Inc.*	424,600	1,923,438
Waste Industries USA, Inc.	130,900	2,968,812

		12,280,989
Food—1.3%
Cal-Maine Foods, Inc.	284,176	1,952,289
Cuisine Solutions, Inc.*	65,800	332,290
Imperial Sugar Co.	79,016	1,874,259
Lifeway Foods, Inc.*	78,151	1,003,459
M&F Worldwide Corp.*	106,598	1,716,228
Rocky Mountain Chocolate Factory, Inc.	108,136	1,404,687
Spartan Stores, Inc.	343,650	5,027,599
Village Super Market	12,300	804,051
Zapata Corp.*	57,600	400,320

		14,515,182
Forest Products & Paper—0.2%
Caraustar Industries, Inc.*	3,189	28,701
Mercer International, Inc.*+	183,187	1,590,063
Pope & Talbot, Inc.	48,900	304,647

		1,923,411
Gas—0.3%
Chesapeake Utilities Corp.	57,400	1,726,592
EnergySouth, Inc.	56,450	1,762,934

		3,489,526
Hand/Machine Tools—0.0% ^
LS Starrett Co.	29,200	398,580
Healthcare—Products—5.3%
Abaxis, Inc.*	169,700	3,796,189
Angiodynamics, Inc.*	83,256	2,252,075
Atrion Corp.	39,148	2,779,116
Cantel Medical Corp.*	64,599	919,890
Cardiac Science Corp.*	2	16
Cardiotech International, Inc.*	11,500	22,540
Cerus Corp.*	225,700	1,609,241
Cholestech Corp.*	114,900	1,459,230
Criticare Systems, Inc.*	60,350	240,193
Encore Medical Corp.*	174,761	840,600
Endologix, Inc.*	433,801	1,535,656
E-Z-EM, Inc.*	53,100	722,160
Hanger Orthopedic Group, Inc.*	144,200	1,205,512
Iridex Corp.*	152,500	1,492,975
IRIS International, Inc.*	131,000	1,723,960
LCA-Vision, Inc.	241,297	12,767,024
Lifecore Biomedical, Inc.*	217,646	3,417,042
Medical Action Industries, Inc.*	77,100	1,703,139
Merit Medical Systems, Inc.*	17,500	240,800

Microtek Medical Holdings, Inc.*	165,856	$633,570
Natus Medical, Inc.*	111,000	1,097,790
NMT Medical, Inc.*	171,100	1,712,711
Orthologic Corp.*	425,685	689,610
PhotoMedex, Inc.*	404,800	635,536
Somanetics Corp.*	112,973	2,157,784
Spectranetics Corp.*	166,700	1,787,024
SRI/Surgical Express, Inc.*	6,755	38,841
TriPath Imaging, Inc.*	317,100	2,099,202
Tutogen Medical, Inc.*	192,800	896,520
Utah Medical Products, Inc.	49,900	1,497,499
Vascular Solutions, Inc.*	75,203	594,104
Vital Images, Inc.*	1,851	45,720
Young Innovations, Inc.	32,900	1,159,067
ZEVEX International, Inc.*	88,050	1,426,410
Zoll Medical Corp.*	80,100	2,624,076

		57,822,822
Healthcare—Services—2.1%
Air Methods Corp.*	90,863	2,378,793
Alliance Imaging, Inc.*	335,992	2,150,349
Almost Family, Inc.*	5,800	139,200
Amedisys, Inc.*+	171,100	6,484,690
Five Star Quality Care, Inc.*	171,900	1,902,933
Horizon Health Corp.*	76,386	1,594,940
Hythiam, Inc.*+	230,138	1,604,062
I-Trax, Inc.*	143,364	448,729
Medcath Corp.*	15,248	287,272
NovaMed, Inc.*	194,400	1,312,200
Pediatric Services of America, Inc.*	16,000	199,680
Psychiatric Solutions, Inc.*	104,600	2,997,836
VistaCare, Inc.*	63,600	769,560

		22,270,244
Holding Companies—Diversified—0.2%
Microfield Group, Inc.*	150,000	460,500
Resource America, Inc.	114,900	2,188,845

		2,649,345
Home Builders—0.8%
Amrep Corp.	17,100	928,872
Cavalier Homes, Inc.*	221,800	1,175,540
Cavco Industries, Inc.*	53,700	2,386,428
Meritage Homes Corp.*	1,800	85,050
Modtech Holdings, Inc.*	198,400	1,343,168
Nobility Homes, Inc.	28,500	774,345
Skyline Corp.	57,000	2,438,460

		9,131,863
Home Furnishings—0.8%
Applica, Inc.*	45,700	201,994
Audiovox Corp.*	68,804	939,863
Bassett Furniture Industries, Inc.	64,337	1,190,878
Cobra Electronics Corp.	174,800	1,648,364
Digital Theater System, Inc.*	112,000	2,181,760
Koss Corp.	4,138	103,450
Stanley Furniture Co., Inc.	88,600	2,123,742

		8,390,051
Household Products/Wares—0.4%
CNS, Inc.	134,250	3,289,125
Nashua Corp.*	38,600	258,620
Russ Berrie & Co., Inc.*	17,300	212,098

		3,759,843
Housewares—0.3%
Lifetime Brands, Inc.	76,303	1,653,486
National Presto Industries	35,600	1,861,168

		3,514,654
Insurance—2.1%
21st Century Holding Co.+	58,611	766,632
American Independence Corp.*	45,135	554,709
Capital Title Group, Inc.	271,061	1,997,720
Donegal Group, Inc.	185,425	3,599,099
Fidelity National Financial, Inc.	45,941	1,789,402
Fidelity National Title Group, Inc.+	8,039	158,127
Insure.com*	30,400	89,680
Investors Title Co.	56,432	2,495,987
Meadowbrook Insurance Group, Inc.*	370,400	3,081,728
Mercer Insurance Group, Inc.	25,363	475,049
Merchants Group, Inc.	3,400	103,836
NYMAGIC, Inc.	54,800	1,591,940
Penn Treaty American Corp.*	162,300	1,197,774
PMA Capital Corp.*	44,350	456,805
Procentury Corp.	114,102	1,564,338
SCPIE Holdings, Inc.*	48,900	1,136,925
SeaBright Insurance Holdings, Inc.*	15,650	252,122
Specialty Underwriters' Alliance, Inc.*	61,013	407,567
United America Indemnity Ltd.*	28,704	598,191

		22,317,631
Internet—4.4%
Access Integrated Technologies*	168,000	1,648,080
ActivIdentity Corp.*	453,900	2,069,784
Art Technology Group, Inc.*	1,112,200	3,314,356
Centillium Communications, Inc.*	463,700	1,302,997
Chordiant Software, Inc.*	200,282	606,855
Click Commerce, Inc.*+	112,200	2,213,706
Corillian Corp.*	393,570	1,176,774
Digitas, Inc.*	134,521	1,563,134
Drugstore.Com*	205,671	596,446
EDGAR Online, Inc.*	104,000	488,800

ePlus, Inc.*	100,800	$1,142,064
Expedia, Inc.*	144,098	2,157,147
Harris Interactive, Inc.*	312,339	1,780,332
IAC/InterActive Corp.*	144,098	3,817,156
I-many, Inc.*	523,200	1,255,680
Imergent, Inc.*+	176,500	2,294,500
Jupitermedia Corp.*	164,000	2,132,000
Knot, Inc.*	186,800	3,909,724
Looksmart*	162,900	527,796
MIVA, Inc.*	57,468	232,745
Napster, Inc.*	501,435	1,544,420
Network Engines, Inc.*	34,700	65,583
Online Resources Corp.*	218,500	2,259,290
Perficient, Inc.*	169,800	2,098,728
Quovadx, Inc.*	14,587	37,635
Secure Computing Corp.*	51,600	443,760
Stellent, Inc.	151,700	1,448,735
TheStreet.com, Inc.	335,500	4,301,110
United Online, Inc.	14,029	168,348
Valueclick, Inc.*	38,914	597,330
WatchGuard Technologies*	256,246	1,042,921

		48,237,936
Iron/Steel—1.6%
Friedman Industries	98,300	889,615
Great Northern Iron ORE Property	12,000	1,333,320
Olympic Steel, Inc.	86,700	3,068,313
Oregon Steel Mills, Inc.*	170,000	8,612,200
Steel Dynamics, Inc.	36,000	2,366,640
Wheeling-Pittsburgh Corp.*	49,300	980,577

		17,250,665
Leisure Time—0.7%
Aldila, Inc.	112,579	2,850,500
Ambassadors International, Inc.	77,600	1,804,200
GameTech International, Inc.*	127,089	1,150,155
Multimedia Games, Inc.*	97,465	987,321
Navigant International, Inc.*	78,800	1,263,164

		8,055,340
Lodging—0.8%
Gaylord Entertainment Co.*	44,852	1,957,341
Interstate Hotels and Resorts, Inc.*	187,900	1,745,591
Jameson Inns, Inc.*	121,930	356,036
Monarch Casino & Resort, Inc.*	164,800	4,634,176

		8,693,144
Machinery-Diversified—1.4%
Columbus McKinnon Corp.*	35,700	776,118
Gehl Co.*	165,150	4,216,280
Global Power Equipment Group, Inc.*	27,525	87,529
Hurco Cos., Inc.*	219,934	5,650,104
Twin Disc, Inc.	136,400	4,175,204

		14,905,235
Media—1.1%
ADDvantage Technologies Group, Inc.*	194,100	964,677
Lodgenet Entertainment Corp.*	144,700	2,698,655
Moscow CableCom Corp.*	111,000	1,162,170
Nexstar Broadcasting Group, Inc.*	109,600	526,080
Outdoor Channel Holdings, Inc.*	183,500	1,893,720
Point.360*	61,200	138,924
Sirius Satellite Radio, Inc.*+	582,300	2,765,925
Spanish Broadcasting System*	423,900	2,166,129

		12,316,280
Metal Fabricate/Hardware—1.0%
Ampco-Pittsburgh Corp.	50,900	1,458,285
Empire Resources, Inc.+	183,900	2,431,158
Hawk Corp.*	17,400	213,846
L.B. Foster Co.*	51,300	1,245,051
Ladish Co., Inc.*	64,700	2,424,309
Lawson Products	25,900	1,020,978
NN, Inc.	93,200	1,151,020
Northwest Pipe Co.	11,347	287,079
Sun Hydraulics Corp.	27,566	572,822

		10,804,548
Mining—0.2%
Kinross Gold Corp.*	22,353	243,424
Mines Management, Inc.*	53,794	398,076
United States Lime & Minerals, Inc.*	53,700	1,763,508
Vista Gold Corp.*	11,300	105,655

		2,510,663
Miscellaneous Manufacturing—1.1%
Ceradyne, Inc.*+	122,625	6,068,711
EnPro Industries, Inc.*	13,600	456,960
Flanders Corp.*	270,542	2,713,537
Park-Ohio Holdings Corp.*	98,597	1,702,770
Raven Industries, Inc.	35,600	1,121,400

		12,063,378
Office Furnishings—0.0% ^
Compx International, Inc.	19,400	347,260
Office/Business Equipment—0.0%^
TRM Corp.*	24,538	170,048
Oil & Gas—1.9%
ATP Oil & Gas Corp.*	188,700	7,912,191
Brigham Exploration Co.*	176,600	1,396,906
Delta Petroleum Corp.*	8,903	152,508
FieldPoint Petroleum Corp.*	107,600	501,416
Giant Industries, Inc.*	133,800	8,904,390
Meridian Resource Corp.*	404,000	1,414,000
Royale Energy, Inc.*	93,856	495,560

		20,776,971

Oil & Gas Services—1.6%
Bolt Technology Corp.*	207,509	2,504,634
Dawson Geophysical Co.*	31,599	972,301
Lufkin Industries, Inc.	95,742	5,689,947
Matrix Service Co.*	148,732	1,701,494
Metretek Technologies, Inc.*	120,216	2,065,311
Mitcham Industries, Inc.*	99,800	1,274,446
Omni Energy Services Corp.*	181,994	2,138,429
TGC Industries, Inc.*	87,100	935,454

		17,282,016
Packaging & Containers—0.2%
AEP Industries, Inc.*	63,000	2,105,460
Pharmaceuticals—4.8%
Advancis Pharmaceutical Corp.*	59,056	175,396
Anika Therapeutics, Inc.*	159,500	1,543,960
Array Biopharma, Inc.*	244,314	2,101,100
Auxilium Pharmaceuticals, Inc.*	132,568	1,031,379
AVI BioPharma, Inc.*+	432,800	1,623,000
Bentley Pharmaceuticals, Inc.*	82,400	903,104
BioScrip, Inc.*	50,961	273,661
Collagenex Pharmaceuticals, Inc.*	140,200	1,679,596
Dendreon Corp.*	181,804	879,931
Discovery Laboratories, Inc.*	104,506	218,418
Eli Lilly & Co.	34,669	1,916,156
Emisphere Technologies, Inc.*+	185,944	1,586,102
Genta, Inc.*	1,493,493	2,449,329
HealthExtras, Inc.*	21,900	661,818
Hemispherx Biopharma, Inc.*+	711,406	1,806,971
Hi-Tech Pharmacal Co., Inc.*	168,714	2,795,591
Hollis-Eden Pharmaceuticals*	16,661	79,806
I-Flow Corp.*	71,536	774,019
Indevus Pharmaceuticals, Inc.*	480,300	2,627,241
Inspire Pharmaceuticals, Inc.*	58,670	272,815
Integrated Biopharma, Inc.*	54,100	483,654
Intrabiotics Pharmaceuticals, Inc.*	61,300	220,680
Introgen Therapeutics, Inc.*+	57,080	242,590
Mannatech, Inc.+	90,680	1,143,475
Matrixx Initiatives, Inc.*	111,400	1,733,384
Neogen Corp.*	69,281	1,324,653
Neopharm, Inc.*	12,818	68,320
NitroMed, Inc.*	40,423	195,243
NPS Pharmaceuticals, Inc.*	138,737	677,037
Nuvelo, Inc.*	136,104	2,266,132
Pain Therapeutics, Inc.*+	114,000	951,900
Penwest Pharmaceuticals Co.*	28,000	611,240
PetMed Express, Inc.*	83,593	917,015
Pharmacyclics, Inc.*	208,500	804,810
Quigley Corp.*	15,678	143,767
Reliv International, Inc.	201,656	1,992,361
Rigel Pharmaceuticals, Inc.*	144,200	1,403,066
SciClone Pharmaceuticals, Inc.*	677,800	1,552,162
Sciele Pharma, Inc.*	279,200	6,474,648
Spectrum Pharmaceuticals, Inc.*	463,400	1,807,260
Threshold Pharmaceuticals, Inc.*	30,244	105,854
Trimeris, Inc.*	88,300	1,014,567
Viropharma, Inc.*	25,703	221,560
Vivus, Inc.*	186,200	716,870

		52,471,641
Real Estate—0.6%
California Coastal Communities, Inc.*	109,900	3,516,800
Consolidated Tomoka Land Co.	43,800	2,415,132
Housevalues, Inc.*+	65,208	451,891
Wilshire Enterprises, Inc.	27,300	158,340

		6,542,163
Retail—4.3%
America's Car-Mart, Inc.*	46,879	952,112
Big Dog Holdings, Inc.*	105,395	1,315,329
Books-A-Million, Inc.	191,906	3,200,992
Buffalo Wild Wings, Inc.*	47,500	1,819,725
Cache, Inc.*	110,500	1,916,070
Celebrate Express, Inc.*	55,600	723,356
Collegiate Pacific, Inc.	154,200	1,657,650
Ezcorp, Inc.*	98,200	3,701,158
Famous Dave's Of America, Inc.*	172,400	2,292,920
Finlay Enterprises, Inc.*	68,000	578,000
First Cash Financial Services, Inc.*	232,500	4,591,875
Friendly Ice Cream Corp.*	97,900	752,851
Frisch's Restaurants, Inc.	47,800	1,134,294
GTSI Corp.*	17,086	110,205
Hastings Entertainment, Inc.*	33,500	261,300
Jos. A Bank Clothiers, Inc.*+	50,156	1,201,738
Kirkland's, Inc.*	88,900	464,947
Luby's, Inc.*	252,700	2,635,661
Main Street Restaurant Group, Inc.*	10,100	64,438
Mothers Work, Inc.*	61,700	2,162,585
Pantry, Inc.*	3,300	189,882
PriceSmart, Inc.*	100,788	1,009,896
Rush Enterprises, Inc.—Class A*	43,600	792,212
Rush Enterprises, Inc.—Class B*	43,600	736,840
Shoe Carnival, Inc.*	78,700	1,877,782
Sportsman's Guide, Inc.*	165,900	5,059,950
Tweeter Home Entertainment Group, Inc.*	327,300	2,323,830
United Retail Group, Inc.*	167,100	2,591,721
Zones, Inc.*	70,000	445,900

		46,565,219

Savings & Loans—3.7%
Abington Community Bancorp, Inc.	54,931	$822,866
American Bancorp of New Jersey	183,800	2,185,382
BFC Financial Corp.*	238,400	1,649,728
Brookline Bancorp, Inc.	72,316	995,791
Carver Bancorp, Inc.	53,600	927,280
Centrue Financial Corp.*	26,000	595,920
Citizens First Bancorp, Inc.	72,400	1,933,804
Clifton Savings Bancorp, Inc.	127,300	1,378,659
Cooperative Bankshares, Inc.	10,100	255,025
Fidelity Bancorp, Inc.	47,512	907,004
First Pactrust Bancorp, Inc.	53,800	1,538,142
First Place Financial Corp.	45,088	1,037,475
FirstBank NW Corp.	42,984	1,128,760
Flushing Financial Corp.	117,319	2,107,049
Harrington West Financial Group, Inc.	86,320	1,372,488
HMN Financial, Inc.	55,300	1,924,440
Home Federal Bancorp, Inc.	61,400	838,724
Home Federal Bancorp	12,176	340,928
Horizon Financial Corp.	46,700	1,280,981
ITLA Capital Corp.	21,300	1,119,954
LSB Corp.	76,350	1,297,950
MASSBANK Corp.	20,536	672,554
Matrix Bancorp, Inc.*	20,400	477,360
NewAlliance Bancshares, Inc.	67,028	959,171
NewMil Bancorp, Inc.	32,900	1,320,606
OceanFirst Financial Corp.	5,157	114,589
Pacific Premier Bancorp, Inc.*	28,400	326,600
PennFed Financial Services, Inc.	88,377	1,648,231
Provident Financial Holdings, Inc.	16,097	482,910
Pulaski Financial Corp.	113,193	1,885,795
PVF Capital Corp.	83,292	839,583
Rainier Pacific Financial Group, Inc.	61,400	1,137,742
Riverview Bancorp, Inc.	25,800	675,960
Rome Bancorp, Inc.	15,202	195,954
Synergy Financial Group, Inc.	22,700	340,500
Teche Holding Co.	11,400	527,250
Timberland Bancorp, Inc.	30,942	966,009
United Community Financial Corp.	62,984	755,808
Washington Savings Bank FSB*	95,850	823,352
Willow Grove Bancorp, Inc.	38,669	615,224

		40,403,548
Semiconductors—2.4%
All American Semiconductor*	13,200	47,520
Anadigics, Inc.*	402,158	2,702,502
BTU International, Inc.*	154,600	2,097,922
Diodes, Inc.*	63,225	2,620,044
ESS Technology*	459,400	992,304
Integrated Silicon Solution, Inc.*	51,935	286,162
IXYS Corp.*	45,110	433,056
Kopin Corp.*	445,000	1,606,450
Logicvision, Inc.*	52,194	88,730
Microsemi Corp.*	89,827	2,189,982
Microtune, Inc.*	177,069	1,108,452
Mindspeed Technologies, Inc.*+	432,900	1,043,289
MoSys, Inc.*	184,709	1,444,424
Pericom Semiconductor Corp.*	249,600	2,071,680
Pixelworks, Inc.*	77,909	212,692
QuickLogic Corp.*	352,900	1,725,681
Rudolph Technologies, Inc.*	61,200	887,400
Spire Corp.*	13,200	99,396
Staktek Holdings, Inc.*	250,991	1,219,816
Therma-Wave, Inc.*	392,200	513,782
Virage Logic Corp.*	159,800	1,500,522
White Electronic Designs Corp.*	171,400	870,712

		25,762,518
Software—3.3%
Actuate Corp.*	652,030	2,634,201
Allscripts Healthcare Solutions, Inc.*	94,453	1,657,650
American Software, Inc.	31,038	208,575
Authentidate Holding Corp.*	334,299	885,892
CAM Commerce Solutions, Inc.	93,900	2,062,044
Computer Programs & Systems, Inc.	16,547	661,218
Concur Technologies, Inc.*	112,900	1,746,563
Datawatch Corp.*	18,049	64,615
Digi International, Inc.*	112,936	1,415,088
Digital Angel Corp.*	251,050	780,766
Document Sciences Corp.*	8,788	53,167
Embarcadero Technologies, Inc.*	199,200	1,215,120
Interactive Intelligence, Inc.*	131,000	1,852,340
INVESTools, Inc.*	22,700	180,238
Manugistics Group, Inc.*	821,300	2,053,250
MetaSolv, Inc.*	255,093	719,362
Moldflow Corp.*	163,600	1,915,756
MSC Software Corp.*	42,200	755,380
Neoware, Inc.*	110,000	1,351,900
Nuance Communications, Inc.*	130,592	1,313,756
Opnet Technologies, Inc.*	194,637	2,522,496
Peerless Systems Corp.*	412,400	2,115,612
Pervasive Software, Inc.*	174,800	702,696
Quality Systems, Inc.	92,000	3,387,440
Seachange International, Inc.*	13,485	93,856
Unica Corp.*	39,328	389,347
Witness Systems, Inc.*	138,850	2,800,605

		35,538,933

Technology—0.4%
Aladdin Knowledge Systems*	51,974	$1,057,671
Essex Corp.*	11,800	217,356
International DisplayWorks, Inc.*	320,200	1,665,040
Radiant Systems, Inc.*	130,791	1,382,461

		4,322,528
Telecommunications—4.7%
Anaren, Inc.*	77,000	1,577,730
Avici Systems, Inc.*	345,601	1,997,574
Aware, Inc.*	373,800	2,123,184
CalAmp Corp.*	293,700	2,610,993
Carrier Access Corp.*	315,600	2,610,012
ClearOne Communications, Inc.*	1,120	3,920
Comarco, Inc.*	12,100	120,879
Communications Systems, Inc.	7,000	71,680
Comtech Telecommunications Corp.*	7,050	206,354
CT Communications, Inc.	121,944	2,788,859
Ditech Networks, Inc.*	267,670	2,334,082
Glenayre Technologies, Inc.*	253,763	669,934
Globecomm Systems, Inc.*	141,419	1,053,572
HickoryTech Corp.	5,895	41,265
ID Systems, Inc.*	88,700	1,572,651
Knology, Inc.*	229,700	2,136,210
KVH Industries, Inc.*	208,100	2,426,446
Lightbridge, Inc.*	111,973	1,450,050
NMS Communications Corp.*	497,300	1,800,226
North Pittsburgh Systems, Inc.	48,700	1,342,172
Optical Cable Corp.*	89,225	376,530
Performance Technologies, Inc.*	148,850	1,027,065
Radyne Corp.*	172,100	1,958,498
Relm Wireless Corp.*	257,900	1,604,138
Rural Cellular Corp.*	68,800	756,112
SBA Communications Corp.*	11,100	290,154
Sirenza Microdevices, Inc.*	390,600	4,741,884
Spectralink Corp.	30,210	266,452
Stratos International, Inc.*	212,779	1,457,536
Tollgrade Communications, Inc.*	147,500	1,430,750
Ubiquitel, Inc.*	618,000	6,390,120
Vyyo, Inc.*	19,331	119,852
Warwick Valley Telephone Co.	5,400	105,300
WJ Communications*	12,600	18,648
WPCS International, Inc.*	139,000	1,032,770

		50,513,602
Textiles—0.0%^
Culp, Inc.*	5,200	25,428
Dixie Group, Inc.*	12,387	164,623

		190,051
Toys/Games/Hobbies—0.1%
Topps Co., Inc.	130,800	1,075,176
Transportation—1.8%
Celadon Group, Inc.*	256,275	5,648,301
Covenant Transport, Inc.*	22,317	339,665
Frozen Food Express Industries*	124,388	1,370,756
HUB Group, Inc.*	289,200	7,094,076
Marten Transport Ltd.*	168,099	3,654,472
Patriot Transportation Holding, Inc.*	16,400	1,423,192

		19,530,462
Trucking & Leasing—0.2%
Greenbrier Cos., Inc.	77,800	2,547,172
Water—0.1%
Connecticut Water Service, Inc.	1,604	37,566
Middlesex Water Co.	3,595	68,017
Pennichuck Corp.	11,821	241,622
York Water Co.	45,700	1,091,773

		1,438,978

TOTAL COMMON STOCKS (Cost $689,619,818)		1,036,796,506

EXCHANGE TRADED FUNDS—2.7%
iShares Russell 2000 Index Fund+	199,200	14,282,640
iShares Russell 2000 Value Index Fund	200,000	14,426,000

TOTAL EXCHANGE TRADED FUNDS (Cost $27,396,180)		28,708,640

MONEY MARKET MUTUAL FUNDS—1.8%
	Rate#	Shares	Value
Blackrock TempCash Liquidity Fund	5.11%	19,832,718	19,832,718

TOTAL MONEY MARKET MUTUAL FUNDS (Cost $19,832,718)			19,832,718

TOTAL INVESTMENTS—99.8% (Cost $736,848,716)			$1,085,337,864
Other Assets in excess of Liabilities—0.2%			2,412,093

TOTAL NET ASSETS—100.0%			$1,087,749,957

*
Non-income producing security

^
Less than 0.05% of net assets

+
This security or a portion of this security is out on loan at June 30, 2006. Total loaned securities had a market value of $80,721,016 at June 30, 2006.

#
Rate disclosed is as of June 30, 2006.

See Notes to Financial Statements.

THIS PAGE INTENTIONALLY LEFT BLANK

Micro-Cap Limited Fund
MANAGER'S COMMENTARY

June 30, 2006

Dear Fellow Micro-Cap Limited Fund Shareholder,

        The Fund was down 8.70% in the June quarter, compared to declines of 6.91% for our primary benchmark, the CRSP Cap-Based Portfolio 9 Index, 4.69% for our peer benchmark, the Lipper Small-Cap Stock Funds Index, and 5.02% for the Russell 2000 Index of small companies. It was a poor quarter in a down market.

        The fiscal year performance is much better, as we beat each of our benchmarks. The Fund was up 14.93% in the fiscal year, compared to the 12.80% return for our primary benchmark, the CRSP Cap-Based Portfolio 9 Index, 13.70% for our peer benchmark, the Lipper Small-Cap Stock Funds Index, and 14.58% for the Russell 2000 Index of small companies. I am happy with the one-year performance, but being the long-term proponent that I am, I am more delighted with our life-to-date average annual returns.

        The table below presents our June quarter, one-year, five-year, and life-to-date financial results according to the formula required by the SEC. See the graph of performance since inception below.

	June Qtr. 4/1/06 to 6/30/06	1 Year 7/1/05 to 6/30/06	5 Year 7/1/01 to 6/30/06	Life-to-Date 6/30/98 to 6/30/06
Micro-Cap Limited Fund	(8.70)%	14.93%	13.89%	19.67%
CRSP Cap-Based Portfolio 9 Index	(6.91)%	12.80%	12.15%	11.39%
Lipper Small-Cap Stock Funds Index	(4.69)%	13.70%	6.62%	6.50%
Russell 2000 Index (small stocks)	(5.02)%	14.58%	8.50%	7.28%

        Performance figures quoted represent past performance and are no guarantee of future results. Current performance may be lower or higher than the performance figures quoted, and an investor's shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call 1-800-661-3550 or visit the Fund's website at www.bridgeway.com.

        The CRSP Cap-Based Portfolio 9 Index is an unmanaged index of 627 micro-cap companies compiled by the Center for Research in Security Prices, with dividends reinvested. The Lipper Small Cap Stock Funds Index is an index of small-cap funds compiled by Lipper, Inc. The Russell 2000 Index is an unmanaged, market value weighted index, which measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. It is not possible to invest directly in an index or average. Periods longer than one year are annualized.

        According to data from Lipper, Inc., Micro-Cap Limited Fund ranked 43rd of 89 micro-cap funds for the past twelve months, 16th of 53 such funds over the past five years and 4th of 42 funds since inception in 1998. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

        Growth of $10,000 Invested in Micro-Cap Limited Fund and Indexes from 6/30/98 (inception) to 6/30/06

Detailed Explanation of Quarterly Performance—What Worked Well

        The Short Version:    Our ten best-performing stocks averaged only 22% return in the June quarter, with no particularly outstanding companies. These companies were not nearly strong enough to offset the losses in the next section.

        These are the ten best performing companies for the June quarter:

Rank	Company	Industry	% Return
1	NATCO Group Inc	Oil & Gas Services	35.5%
2	Clean Harbors Inc	Environmental Control	32.8%
3	Ezcorp Inc	Retail	27.7%
4	American Retirement Corp	Healthcare-Services	25.6%
5	NutriSystem Inc	Internet	24.0%
6	NS Group Inc	Metal Fabricate/Hardware	19.7%
7	ICU Medical Inc	Healthcare-Products	16.7%
8	SYKES Enterprises Inc	Computers	14.0%
9	Kendle International Inc	Commercial Services	11.8%
10	Volt Information Sciences Inc	Commercial Services	11.6%

        NATCO Group, Inc. engages in the design, manufacture, and marketing of oil and gas production equipment and systems through three segments: Oil and Water Technologies, Gas Technologies, and Automation and Controls. NATCO is a small energy-related company with fairly rocky performance over the quarter. It had a nice price upswing in early June upon being awarded a $46.4 million contract in Malaysia and Thailand for its membrane system technology, used for separating carbon dioxide from natural gas productions streams.

        Clean Harbors, Inc. ("CHI") provides environmental and hazardous waste management services. As of December 31, 2005, CHI operated 48 hazardous waste management properties. First quarter results were very favorable, including its participation in the hurricane cleanup of the Gulf region, which added $13 million to revenue. We first bought CHI in mid-2004; we have trimmed our holdings a bit, but our models still like it. Seems to me there will always be demand for well-run companies that clean up hazards and dangerous chemicals.

Detailed Explanation of Quarterly Performance—What Didn't Work

        The Short Version:    The worst-performing companies came from a variety of industries; however, technology led the group. We were over-represented in the worst-performing sector. Not a good combination.

        These are the ten worst-performing stocks for the June quarter:

Rank	Company	Industry	% Return
1	Bookham Inc	Semiconductors	(64.8)%
2	Portalplayer Inc	Semiconductors	(50.1)%
3	Escala Group Inc	Commercial Services	(45.4)%
4	American Science & Engineering Inc	Electronics	(38.0)%
5	Multi-Fineline Electronix Inc	Electronics	(36.2)%
6	Glenayre Technologies Inc	Telecommunications	(35.5)%
7	BTU International Inc	Semiconductors	(35.0)%
8	ASV Inc	Auto Manufacturers	(28.5)%
9	Andersons Inc	Agriculture	(25.7)%
10	Bronco Drilling Co Inc	Oil & Gas	(25.5)%

        Micro-Cap Limited Fund stocks occupy the eighth and ninth deciles of the ten company size classifications (as measured by index data from the Center for Research in Securities Prices.) The two deciles were the two worst performing groups for the June quarter. Even though there were no dramatic losers, the cumulative effect, coupled with the fact that we had no great stars on the positive side, produced a poor showing for the quarterly performance.

        Bookham's stock price peaked at the beginning of the quarter, soon after we bought it, and slowly descended through the quarter and into July. Bookham, Inc. makes optical components, modules, and subsystems that generate, detect, amplify, combine, and separate light signals with applications primarily in communications networks. One 27% price drop occurred after third quarter earnings projections were lowered due to a shift in product requests toward lower-margin products and transitions to new products. So far, our models have chosen to hold.

Detailed Explanation of Fiscal Year Performance—What Worked Well

        The Short Version:    The full year picture looked much brighter. All ten of our best-performing stocks for the fiscal year had returns over 50%. Six of the ten are in the industrial sector, which contributed almost 10% to our return. Unlike the quarter, for the fiscal year we were over-weighted in the best-performing sector.

        These are the ten best-performing companies for the fiscal year:

Rank	Company	Industry	%Gain
1	NutriSystem Inc	Internet	175.7%
2	Ezcorp Inc	Retail	158.6%
3	RPC Inc	Oil & Gas Services	107.0%
4	Multi-Fineline Electronix Inc	Electronics	102.8%
5	HUB Group Inc	Transportation	95.9%
6	American Retirement Corp	Healthcare-Services	79.6%
7	Freightcar America Inc	Miscellaneous Manufacture	72.9%
8	NS Group Inc	Metal Fabricate/Hardware	69.4%
9	Clean Harbors Inc	Environmental Control	65.2%
10	Middleby Corp	Machinery-Diversified	58.6%

        NutriSystem's industry category seems unusual. Since it serves customers via the Internet, it is classified in the Internet industry. The company provides individually tailored weight loss programs based on prepackaged nutritionally balanced meal plans, along with online and telephone private counseling. Its products appear to be reasonably priced and easy to order. The share price has almost tripled since our original purchase in late 2005, though we trimmed our position before the end of the fiscal year—for a nice gain.

        Similar to NATCO (best performer for the quarter,) RPC, Inc. provides a range of oilfield services and equipment primarily to independent oil and gas companies. It offers a range of technical services to support exploration and to provide maintenance and increase production in existing oil and gas wells, in the words of the company, "20 diverse products and services offered throughout the life cycle of a well." We first bought RPC in mid-2004; we enjoyed the rise in stock price through the energy "boom;" we sold it in early 2006. It was the stock's "life cycle" per Micro-Cap models.

Detailed Explanation of Fiscal Year Performance—What Didn't Work

        The Short Version:    Technology and communications companies were among the worst performers over the fiscal year. As of June 30, 2006, we continued to hold only three from the list below.

        These are the ten worst-performing companies for the fiscal year:

Rank	Company	Industry	% Loss
1	Bookham Inc	Semiconductors	(60.0)%
2	Portalplayer Inc	Semiconductors	(52.3)%
3	Forward Industries Inc	Textiles	(50.3)%
4	ACT Teleconferencing Inc	Telecommunications	(42.9)%
5	IRIS International Inc	Healthcare-Products	(37.1)%
6	Glenayre Technologies Inc	Telecommunications	(35.5)%
7	BTU International Inc	Semiconductors	(35.0)%
8	United Fire & Casualty Co	Insurance	(34.9)%
9	Navarre Corp	Distribution/Wholesale	(34.2)%
10	Conn's Inc	Retail	(31.9)%

        First place among the decliners, Bookham was also first place for worst-performing companies in the quarter. BTU International engages in the design, manufacture, sale, and servicing of thermal processing systems that are used primarily in the electronics and energy generation industries. Familiar products are PC circuit boards, solar energy cells and fuel cells. Its share price, like many of the tech-related companies, tumbled in the June quarter, despite continued very favorable reports on the financial side. The stock has given us a rocky ride.

        The third company that we continue to hold is Conn's Inc., retailer of home appliances and consumer electronics. It was a new holding for Micro-Cap Limited Fund early in 2006, purchased at just under $40. However, after a peak in late January of $44.50, the price has tumbled slowly ever since.

Top Ten Holdings as of June 30, 2006

        The top ten holdings represented 33.0% of net assets. Unfortunately, the five largest companies were not five of the best performers. The other largest holdings represent a variety of industries.

Rank	Company	Industry	Net Assets Percent of
1	NS Group Inc	Metal Fabricate/Hardware	5.6%
2	Lamson & Sessions Co	Electrical Compo & Equipment	3.9%
3	Volt Information Sciences Inc	Commercial Services	3.6%
4	American Science & Engineering Inc	Electronics	3.2%
5	Freightcar America Inc	Miscellaneous Manufacture	3.1%
6	HUB Group Inc	Transportation	3.1%
7	True Religion Apparel Inc	Apparel	2.8%
8	NATCO Group Inc	Oil & Gas Services	2.8%
9	ASV Inc	Auto Manufacturers	2.5%
10	Rogers Corp	Electronics	2.4%

Total			33.0%

Sector Representation as of June 30, 2006

        The industrial sector was our largest sector representative during the June quarter. Being more heavily weighted than the market in this sector hurt our performance for the quarter. On the other hand, our underweighting in the financial sector was a benefit, as the interest rate sensitive financial companies were harder hit in the May/June downturn.

Sector	% of Stock Value	% S&P Small-Cap Index	Difference
Basic Materials	1.8%	3.8%	(2.0)%
Communications	4.0%	3.6%	0.4%
Consumer, Cyclical	13.4%	16.9%	(3.5)%
Consumer, Non-cyclical	17.8%	17.5%	0.3%
Energy	8.4%	8.5%	(0.1)%
Financial	4.7%	15.7%	(11.0)%
Industrial	33.4%	19.9%	13.5%
Technology	15.4%	9.4%	6.0%
Utilities	1.1%	4.7%	(3.6)%

Total	100.0%	100.0%

Disclaimer

        The following is a reminder from the friendly folks at your Fund who worry about liability. The views expressed here are exclusively those of Fund management. These views, including those of market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of June 30, 2006, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

        The Fund is subject to above average market risk (volatility) and is not an appropriate investment for short-term investors. Investments in micro-cap companies generally carry greater risk than is customarily associated with larger companies and even "small companies" for various reasons such as narrower markets, limited financial resources and less liquidity (or ease of trading).

        This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management, and other information. Investors should read the prospectus carefully before investing in the Fund. The prospectus and other Fund information may be obtained by calling 1-800-661-3550 or visiting the Fund's website www.bridgeway.com. Foreside Fund Services, LLC, distributor.

Conclusion

        Thank you for your continued investment in Micro-Cap Limited. This Fund remains open only to current investors as we seek to keep the nimbleness that has fared well through the years. As always, we appreciate your feedback. We continue to use shareholder ideas to improve our communication.

Sincerely,

John Montgomery

THIS PAGE INTENTIONALLY LEFT BLANK

Micro-Cap Limited Fund
SCHEDULE OF INVESTMENTS
Showing percentage of net assets as of June 30, 2006

Industry	Company	Shares	Value
COMMON STOCKS—99.6%
	Agriculture—0.9%
	Andersons, Inc.	17,400	$724,014
	Apparel—4.7%
	Steven Madden Ltd.	50,100	1,483,962
	True Religion Apparel, Inc.*+	130,100	2,302,770

			3,786,732
	Auto Manufacturers—2.5%
	ASV, Inc.*+	87,226	2,009,687
	Banks—0.3%
	First Regional Bank*	2,700	237,600
	Biotechnology—1.6%
	SuperGen, Inc.*	345,000	1,252,350
	Chemicals—1.8%
	Lumera Corp.*	202,900	584,352
	NewMarket Corp.	17,700	868,362

			1,452,714
	Commercial Services—5.6%
	ICT Group, Inc.*	28,900	708,917
	Labor Ready, Inc.*	39,800	901,470
	Volt Information Sciences, Inc.*	62,400	2,907,840

			4,518,227
	Computers—5.7%
	Optimal Group, Inc.*	133,200	1,799,532
	Sykes Enterprises, Inc.*	62,600	1,011,616
	Xyratex Ltd.*	68,200	1,803,890

			4,615,038
	Electrical Components & Equipment—7.3%
	Encore Wire Corp.*+	51,200	1,840,128
	Lamson & Sessions Co.*	110,800	3,142,288
	Littelfuse, Inc.*	25,400	873,252

			5,855,668
	Electronics—8.0%
	American Science & Engineering, Inc.*+	44,300	2,565,856
	Mechanical Technology, Inc.*	269,900	666,653
	Multi-Fineline Electronix, Inc.*+	15,000	497,850
	Novatel, Inc.*	22,700	775,432
	Rogers Corp.*	34,300	1,932,462

			6,438,253
	Energy—3.0%
	Bronco Drilling Co., Inc.*	64,000	$1,336,960
	Hercules Offshore, Inc.*	30,200	1,057,000

			2,393,960
	Environmental Control—1.3%
	Clean Harbors, Inc.*	26,000	1,048,060
	Gas—1.1%
	Laclede Group, Inc.	26,600	913,976
	Hand/Machine Tools—1.1%
	Baldor Electric Co.	28,600	894,894
	Healthcare—Products—7.0%
	Biosite, Inc.*	16,900	771,654
	Cutera, Inc.*	33,400	658,648
	ICU Medical, Inc.*	39,278	1,659,103
	Sirona Dental Systems, Inc.	41,900	1,660,078
	SurModics, Inc.*+	25,200	909,972

			5,659,455
	Healthcare—Services—0.7%
	Radiologix, Inc.*	58,500	134,550
	Res-Care, Inc.*	20,300	406,000

			540,550
	Insurance—4.3%
	CNA Surety Corp.*	53,000	915,840
	Navigators Group, Inc.*	37,700	1,652,014
	Tower Group, Inc.	30,800	931,700

			3,499,554
	Internet—2.6%
	NutriSystem, Inc.*+	7,000	434,910
	Spherix, Inc.*	248,644	394,051
	Trizetto Group*	86,000	1,271,940

			2,100,901
	Machinery—Diversified—3.3%
	Columbus McKinnon Corp.*	72,300	1,571,802
	Intevac, Inc.*	50,000	1,084,000

			2,655,802
	Metal Fabricate/Hardware—5.6%
	NS Group, Inc.*	82,200	4,527,576
	Miscellaneous Manufacturers—3.1%
	FreightCar America, Inc.	45,600	2,531,256
	Oil & Gas Services—5.4%
	Lufkin Industries, Inc.	13,100	778,533
	NATCO Group, Inc.*	55,600	2,235,120
	Trico Marine Services, Inc.*	39,000	1,326,000

			4,339,653
	Pharmaceuticals—2.0%
	Aspreva Pharmaceuticals Corp.*	60,000	$1,628,400
	Retail—4.2%
	Conn's, Inc.*	22,900	607,995
	Ezcorp, Inc.*	42,694	1,609,137
	The Pantry, Inc.*	20,916	1,203,507

			3,420,639

Semiconductors—4.5%
ASE Test Ltd.*	79,600	722,768
BTU International, Inc.*	44,500	603,865
Ceva, Inc.*	142,296	822,471
Zoran Corp.*	60,600	1,475,004

		3,624,108
Software—4.7%
MRO Software, Inc.*	65,000	1,304,550
Open Text Corp.*	74,400	1,074,336
Packeteer, Inc.*	58,000	657,720
Smith Micro Software, Inc.*	25,000	400,500
Witness Systems, Inc.*	19,200	387,264

		3,824,370
Technology—0.4%
Bookham, Inc.*+	96,400	323,904
Forgent Networks, Inc.*	15,119	10,131

		334,035
Telecommunications—1.4%
Airspan Networks, Inc.*	136,811	342,027
Newport Corp.*	46,900	756,028
XETA Technologies, Inc.*	17,700	48,675

		1,146,730
Toys/Games/Hobbies—1.9%
Lenox Group, Inc.*	217,700	1,543,493
Transportation—3.1%
HUB Group, Inc.*	102,800	2,521,684
Trucking & Leasing—0.5%
Greenbrier Cos, Inc.	11,500	376,510

TOTAL COMMON STOCKS (Cost $70,269,030)		80,415,889

MONEY MARKET MUTUAL FUNDS—0.2%
	Rate#	Shares	Value
Blackrock TempCash Liquidity Fund	5.11%	110,092	$110,092

TOTAL MONEY MARKET MUTUAL FUNDS (Cost $110,092)			110,092

TOTAL INVESTMENTS—99.8% (Cost $70,379,122)			$80,525,981
Other Assets in excess of Liabilities—0.2%			184,536

NET ASSETS—100.0%			$80,710,517

*
Non-income producing security

+
This security or a portion of this security is out on loan at June 30, 2006. Total loaned securities had a market value of $14,299,800 at June 30, 2006.

#
Rate disclosed is as of June 30, 2006

See Notes to Financial Statements.

Small-Cap Growth Fund
MANAGER'S COMMENTARY

June 30, 2006

Dear Fellow Small-Cap Growth Fund Shareholder,

        Our Fund had a negative return of 4.16% for the June quarter, compared to our primary market benchmark, the Russell 2000 Growth Index, down 7.25% and our peer benchmark, the Lipper Small-Cap Growth Index, down 6.69%. It was a poor quarter in absolute terms but good relative to our benchmarks.

        The performance picture looks much brighter for the fiscal year ended June 30, 2006. The Fund returned 22.20% compared to a 14.58% return for our primary market benchmark, the Russell 2000 Growth Index, and 11.65% return of our peer benchmark, the Lipper Small-Cap Growth Index. I am quite pleased with our fiscal year and life-to-date performance.

        The table below presents our performance for the June quarter, one-year and annualized performance since inception, according to the formula required by the SEC. See graph of performance since inception below.

	June Qtr. 4/1/06 to 6/30/06	1 Year 7/1/05 to 6/30/06	Life-to-Date 10/31/03 to 6/30/06
Small-Cap Growth Fund	(4.16)%	22.20%	15.71%
Russell 2000 Growth Index	(7.25)%	14.58%	10.67%
Lipper Small-Cap Growth Index	(6.69)%	11.65%	8.95%

        Performance figures quoted represent past performance and are no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. For the most recent month end performance, please call 1-800-661-3550 or visit the Fund's website at www.bridgeway.com.

        The Russell 2000 Growth Index is an unmanaged index which consists of stocks in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values with dividends reinvested. The Lipper Small-Cap Growth Index is an index of small-company, growth-oriented funds compiled by Lipper, Inc. It is not possible to invest directly in an index or average. Periods longer than one year are annualized.

        According to data from Lipper, Inc., Small-Cap Growth Fund ranked 34th of 533 small-cap growth funds for the twelve-month period as of June 30, 2006 and 32nd of 467 such funds since inception in October, 2003. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

        Growth of $10,000 Invested in Small-Cap Growth Fund and Indexes from 10/31/03 (inception) to 6/30/06

Detailed Explanation of Quarterly Performance—What Worked Well

        The Short Version:    Next to our consistent star performer, Hansen, our energy stocks performed well for the June quarter. Of the twenty-five stocks in energy-related businesses, the four listed in our best performers added over 1% of return, providing some cushion in a down market.

        These were our top-performing companies in the June quarter:

Rank	Company	Industry	% Return
1	Hansen Natural Corp	Beverages	51.0%
2	NATCO Group Inc	Oil & Gas Services	48.3%
3	Titanium Metals Corp	Mining	41.6%
4	Clean Harbors Inc	Environmental Control	35.9%
5	Parallel Petroleum Corp	Oil & Gas	33.9%
6	Transaction Systems Architects Inc	Software	33.6%
7	NutriSystem Inc	Internet	30.7%
8	Holly Corp	Oil & Gas	30.1%
9	Ladish Co Inc	Metal Fabricate/Hardware	29.3%
10	Tetra Technologies Inc	Oil & Gas Services	29.0%

        Hansen Natural made its third trip to the quarterly winners list, continuing its awesome performance. What's not to love about a consistent performer who produces great (often healthy) beverages and supports kid's athletics?

        NATCO Group, Inc. engages in the design, manufacture, and marketing of oil and gas production equipment and systems through three segments: Oil and Water Technologies, Gas Technologies, and Automation and Controls. NATCO is a small energy-related company with fairly rocky performance over the quarter. It had a nice price upswing in early June upon being awarded a $46.4 million contract in Malaysia and Thailand for its membrane system technology, used for separating carbon dioxide from natural gas productions streams.

        Clean Harbors, Inc. ("CHI") provides environmental and hazardous waste management services. As of December 31, 2005, CHI operated 48 hazardous waste management properties. First quarter results were very favorable, including its participation in the cleanup of the Gulf region, which added $13 million to revenue. We first bought CHI in early 2005, and have added to our position periodically since then. Seems to me there will always be demand for well-run companies that clean up hazards and dangerous chemicals.

Detailed Explanation of Quarterly Performance—What Didn't Work

        The Short Version:    Companies in the industrial sector were our best performers in the March quarter and our worst performers in the June quarter. Overall, our worst ten stocks cost the Fund about three and a half percentage points of return.

        These are the worst-performing companies for the June quarter:

Rank	Company	Industry	% Return
1	Escala Group Inc	Commercial Services	(83.2)%
2	Empire Resources Inc	Metal Fabricate/Hardware	(69.6)%
3	Bookham Inc	Semiconductors	(59.2)%
4	ENGlobal Corp	Engineering & Construction	(45.4)%
5	Brightpoint Inc	Distribution/Wholesale	(43.8)%
6	American Science & Engineering Inc	Electronics	(38.0)%
7	SuperGen Inc	Biotechnology	(36.1)%
8	Chico's FAS Inc	Retail	(33.6)%
9	Matrixx Initiatives Inc	Pharmaceuticals	(33.2)%
10	Viropharma Inc	Pharmaceuticals	(32.1)%

        Escala Group, operates a trading and auction business for collectables, memorabilia and fine art. Even though it had the worst quarterly performance for the Fund, our investment was so small that it had a fairly minor effect. American Science & Engineering is a different story.

        American Science and Engineering, Inc. makes nonintrusive inspection and screening devices that are used for the inspection of trucks, cars, cargo containers, pallets, and air cargo to combat trade fraud, drug trafficking, weapons smuggling, and terrorism at border crossings, seaports, military bases and other transportation hubs. Its products also include SmartCheck, a personnel screening system for the screening of contraband and threats hidden under a person's clothing, such as guns and knives, plastic explosives and drugs. Although first quarter revenues were very high, earnings per share were lower than expected—not good news, especially in a down market. AS&E has been awarded several government contracts, but new competition in the industry may challenge the margins the company has been able to charge.

Detailed Explanation of Fiscal Year Performance—What Worked Well

        The Short Version:    The Fund had some awesome performers for the full fiscal year. Our top two alone in the list below added almost 5% to return. The five energy stocks contributed just under 3%.

        These are the top-performing stocks for the fiscal year:

Rank	Company	Industry	% Gain
1	Titanium Metals Corp	Mining	384.3%
2	Hansen Natural Corp	Beverages	238.5%
3	American Retirement Corp	Healthcare-Services	126.5%
4	Peabody Energy Corp	Coal	114.3%
5	Hologic Inc	Healthcare-Products	86.9%
6	NATCO Group Inc	Oil & Gas Services	77.3%
7	Clean Harbors Inc	Environmental Control	77.2%
8	Frontier Oil Corp	Oil & Gas	75.1%
9	Holly Corp	Oil & Gas	72.0%
10	Consol Energy Inc	Coal	68.8%

        Titanium Metals and Hansen Natural have been "story stocks" in previous shareholder reports. (These reports are available on our website, www.bridgeway.com.) American Retirement Corp. ("ARC") provides elder care facilities in a wide range of assistance from independent living to skilled nursing in nineteen states. We bought ARC in mid-2005 for an average price of $14.35, and the stock appreciated nicely through the end of the fiscal year on June 30. A few weeks later, ARC was acquired by Brookdale Senior Living Inc., after a shareholder vote, and we sold our shares for $33.00, a tidy two-fold plus increase.

        Peabody Energy Corporation, founded in 1883, operates as a private sector coal company with other energy-related commercial activities, including BTU conversion technologies that convert coal into natural gas, liquids, and hydrogen. Fairly typical of energy stocks, its price chart looks like a roller coaster; however, it ended the fiscal year with a nice gain.

Detailed Explanation of Calendar Year Performance—What Didn't Work

        The Short Version:    Five stocks declined more than 50% in the fiscal year ending June 30, 2006. Our worst-performers represented five sectors and nine industries—a diverse group.

        These are the ten worst-performing companies for the fiscal year:

Rank	Company	Industry	% Loss
1	Escala Group Inc	Commercial Services	(83.2)%
2	Empire Resources Inc	Metal Fabricate/Hardware	(69.6)%
3	Bookham Inc	Semiconductors	(57.7)%
4	Viropharma Inc	Pharmaceuticals	(54.9)%
5	Navarre Corp	Distribution/Wholesale	(51.3)%
6	IRIS International Inc	Healthcare-Products	(49.2)%
7	Forward Industries Inc	Textiles	(45.1)%
8	Wind River Systems Inc	Software	(44.0)%
9	Brightpoint Inc	Distribution/Wholesale	(43.8)%
10	FieldPoint Petroleum Corp	Oil & Gas	(40.2)%

        Empire Resources, Inc. engages in the purchase, sale, and distribution of aluminum products such as aluminum sheet, plate and foil, rod, bar and wire, extruded and cast products for the transportation, automobile, housing, appliances, and packaging industries. The stock had a steep decline through May and June, for no particular reason other than the cost of aluminum itself and the pressure on the commodity. However, our quantitative process responded with a "wait and see" position on this one, and we're holding.

        Bookham's stock price peaked at the beginning of the quarter, soon after we bought it, and slowly descended through the quarter and into July. Bookham, Inc. makes optical components, modules, and subsystems that generate, detect, amplify, combine, and separate light signals with applications primarily in communications networks. One 27% price drop occurred after third quarter earnings projections were lowered due to a shift in product requests toward lower-margin products and transitions to new products.

  Top Ten Holdings as of June 30, 2006

        Our largest ten holdings comprised only 15.5% of net assets, reflecting strong diversification across companies.

Rank	Company	Industry	Percent of Net Assets
1	Hansen Natural Corp	Beverages	3.0%
2	American Commercial Lines Inc	Transportation	2.5%
3	Dril-Quip Inc	Oil & Gas Services	1.7%
4	Kendle International Inc	Commercial Services	1.3%
5	Ladish Co Inc	Metal Fabricate/Hardware	1.3%
6	Holly Corp	Oil & Gas	1.2%
7	CommScope Inc	Telecommunications	1.2%
8	American Science & Engineering Inc	Electronics	1.1%
9	BTU International Inc	Semiconductors	1.1%
10	Encore Wire Corp	Electrical Compo & Equipment	1.1%

Total			15.5%

Sector Representation as of June 30, 2006

        The industrial sector was our largest sector representative as of June, 30 2006, and the overweighting cost us in performance. On the other hand, our underweighting in the financial sector was a benefit, as the interest rate sensitive financial companies were harder hit in the May/June downturn.

Sector	% of Stock Value	Small-Cap Index % S&P	Difference
Basic Materials	3.0%	3.8%	(0.8)%
Communications	9.5%	3.6%	5.9%
Consumer, Cyclical	8.9%	16.9%	(8.0)%
Consumer, Non-cyclical	16.8%	17.5%	(0.7)%
Diversified	0.3%	8.5%	(8.2)%
Energy	15.2%	15.7%	(0.5)%
Financial	4.4%	19.9%	(15.5)%
Industrial	29.6%	9.4%	20.2%
Technology	12.3%	4.7%	7.6%
Utilities	0.0%	0.0%	0.0%

Total	100.0%	100.0%

Disclaimer

        The following is a reminder from the friendly folks at your Fund who worry about liability. The views expressed here are exclusively those of Fund management. These views, including those regarding market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of June 30, 2006, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

        The Fund is subject to above average market risk (volatility) and is not an appropriate investment for short-term investors. Investments in small companies carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock.

        This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management, and other information. Investors should read the prospectus carefully before investing in the Fund. The prospectus and other Fund information may be obtained by calling 1-800-661-3550 or visiting the Fund's website www.bridgeway.com. Foreside Fund Services, LLC, distributor

Conclusion

        Thank you for your continued investment in Small-Cap Growth. This Fund remains open to both current and new investors. As always, we appreciate your feedback. We continue to use shareholder ideas to improve our communication.

Sincerely,

John Montgomery

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Small-Cap Growth Fund
SCHEDULE OF INVESTMENTS
Showing percentage of net assets as of June 30, 2006

Industry	Company	Shares	Value
COMMON STOCKS—98.6%
	Advertising—0.5%
	Marchex, Inc.*+	81,800	$1,343,974
	Aerospace/Defense—1.4%
	AAR Corp.*	58,129	1,292,207
	Armor Holdings, Inc.*	34,800	1,908,084
	DRS Technologies, Inc.+	6,661	324,724
	Teledyne Technologies, Inc.*	8,000	262,080
	United Industrial Corp.	4,000	181,000

			3,968,095
	Apparel—1.9%
	Guess?, Inc.*	66,300	2,768,025
	Gymboree Corp.*	40,000	1,390,400
	Volcom, Inc.*	30,000	959,700

			5,118,125
	Banks—1.2%
	Corus Bankshares, Inc.+	69,200	1,811,656
	First Regional Bancorp*	2,151	189,288
	Old Second Bancorp, Inc.	7,800	241,800
	PrivateBancorp, Inc.	24,200	1,002,122

			3,244,866
	Beverages—3.0%
	Hansen Natural Corp.*	44,000	8,376,280
	Biotechnology—0.6%
	SuperGen, Inc.*	420,500	1,526,415
	Building Materials—0.5%
	Eagle Materials, Inc.	31,000	1,472,500
	Chemicals—0.6%
	Lubrizol Corp.	6,000	239,100
	NewMarket Corp.	29,000	1,422,740

			1,661,840
	Coal—1.8%
	Consol Energy, Inc.+	50,600	2,364,032
	Foundation Coal Holdings, Inc.	47,900	2,247,947
	Peabody Energy Corp.	8,000	446,000

			5,057,979
	Commercial Services—4.9%
	Administaff, Inc.	34,000	1,217,540
	Barrett Business Services*	79,200	1,453,320
	Bright Horizons Family Solutions, Inc.*	8,800	331,672
	Escala Group, Inc.*+	16,309	76,326
	Home Solutions of America, Inc.*+	308,300	1,902,211
	Kendle International, Inc.*	95,800	3,518,734
	Korn/Ferry International*	37,700	738,543
	Labor Ready, Inc.*	53,100	1,202,715
	MPS Group, Inc.*	109,500	1,649,070
	Sotheby's Holdings*	57,000	1,496,250

			13,586,381
	Computers—2.7%
	Ansoft Corp.*	129,800	2,658,304
	Cognizant Technology Solutions Corp.*	36,440	2,454,963
	Palm, Inc.*+	61,514	990,375
	Synplicity, Inc.*	246,600	1,447,542

			7,551,184
	Distribution/Wholesale—0.3%
	Brightpoint, Inc.*	66,000	892,980
	Diversified Financial Services—2.5%
	Greenhill & Co., Inc.	31,000	1,883,560
	Investment Technology Group, Inc.*	45,400	2,309,044
	Ocwen Financial Corp.*+	216,700	2,754,257

			6,946,861
	Electrical Components & Equipment—3.0%
	Encore Wire Corp.*+	83,000	2,983,020
	General Cable Corp.*	45,000	1,575,000
	Graham Corp.	96,300	1,783,476
	Lamson & Sessions Co.*+	70,200	1,990,872

			8,332,368
	Electronics—6.6%
	American Science & Engineering, Inc.*+	53,400	3,092,928
	Brady Corp.	53,000	1,952,520
	Cymer, Inc.*	56,665	2,632,656
	Itron, Inc.*	30,200	1,789,652
	Park Electrochemical Corp.	81,200	2,090,900
	Plexus Corp.*	82,200	2,812,062
	Technitrol, Inc.	65,000	1,504,750
	Thomas & Betts Corp.*	47,000	2,411,100

			18,286,568
	Energy—1.3%
	Hercules Offshore, Inc.*	39,000	1,365,000
	Parallel Petroleum Corp.*	85,000	2,100,350

			3,465,350
	Engineering & Construction—0.8%
	ENGlobal Corp.*	156,800	1,221,472
	Granite Construction, Inc.	21,000	950,670

			2,172,142
	Entertainment—0.6%
	Pinnacle Entertainment, Inc.*	52,000	1,593,800

Environmental Control—1.1%
Aleris International, Inc.*	42,600	1,953,210
Clean Harbors, Inc.*	27,000	1,088,370

		3,041,580
Hand/Machine Tools—0.9%
Baldor Electric Co.	78,400	2,453,136
Healthcare—Products—4.8%
Abaxis, Inc.*	97,000	2,169,890
Cutera, Inc.*	55,200	1,088,544
Hologic, Inc.*	30,000	1,480,800
Intuitive Surgical, Inc.*+	5,000	589,850
LCA-Vision, Inc.	49,350	2,611,108
Neurometrix, Inc.*	54,000	1,644,840
SurModics, Inc.*+	18,000	649,980
Techne Corp.*	20,100	1,023,492
Vital Images, Inc.*	81,800	2,020,460

		13,278,964
Healthcare—Services—1.4%
Air Methods Corp.*	42,200	1,104,796
American Retirement Corp.*	51,400	1,684,378
Psychiatric Solutions, Inc.*	18,000	515,880
UnitedHealth Group, Inc.	11,250	503,775

		3,808,829
Holding Companies—Diversified—0.3%
Walter Industries, Inc.+	13,300	766,745
Housewares—1.1%
Lifetime Brands, Inc.	134,200	2,908,114
Internet—3.5%
Art Technology Group, Inc.*	330,000	983,400
Click Commerce, Inc.*+	84,100	1,659,293
Cybersource Corp.*	171,300	2,004,210
Earthlink, Inc.*	65,400	566,364
Move, Inc.*+	145,000	794,600
NetFlix, Inc.*+	23,000	625,830
NutriSystem, Inc.*+	41,700	2,590,821
TheStreet.com, Inc.	30,000	384,600

		9,609,118
Iron/Steel—0.9%
Carpenter Technology Corp.	20,900	2,413,950
Machinery—Construction & Mining—1.9%
Astec Industries, Inc.*	41,200	1,405,744
JLG Industries, Inc.	60,600	1,363,500
Joy Global, Inc.	45,000	2,344,050

		5,113,294
Machinery—Diversified—2.7%
DXP Enterprises, Inc.*	39,000	1,211,730
Gardner Denver, Inc.*	40,000	1,540,000
Intevac, Inc.*	87,000	1,886,160
Middleby Corp.*	17,600	1,523,456
Nordson Corp.	28,678	1,410,384

		7,571,730
Metal Fabricate/Hardware—2.7%
Dynamic Materials Corp.	58,100	1,959,713
Empire Resources, Inc.	50,000	661,000
Kaydon Corp.	40,000	1,492,400
Ladish Co., Inc.*	92,599	3,469,685

		7,582,798
Mining—1.5%
AMCOL International Corp.	55,000	1,449,250
Titanium Metals Corp.*+	74,400	2,557,872

		4,007,122
Miscellaneous Manufacturing—2.2%
Ceradyne, Inc.*+	35,000	1,732,150
Freightcar America, Inc.	24,700	1,371,097
Trinity Industries, Inc.	70,050	2,830,020

		5,933,267
Office Furnishings—0.3%
HNI Corp.	16,300	739,205
Oil & Gas—3.9%
FieldPoint Petroleum Corp.*+	243,200	1,133,312
Frontier Oil Corp.+	61,000	1,976,400
Grey Wolf, Inc.*	74,000	569,800
Helmerich & Payne, Inc.	47,800	2,880,428
Holly Corp.	68,000	3,277,600
Occidental Petroleum Corp.	8,400	861,420

		10,698,960
Oil & Gas Services—8.0%
Bolt Technology Corp.*	38,580	465,661
Dril-Quip, Inc.*	57,900	4,773,276
Helix Energy Solutions*+	47,000	1,896,920
Lufkin Industries, Inc.	37,600	2,234,568
Mitcham Industries, Inc.*	98,700	1,260,399
NATCO Group, Inc.*	55,400	2,227,080
RPC, Inc.	68,700	1,668,036
Superior Energy Services, Inc.*	68,600	2,325,540
Tetra Technologies, Inc.*	90,000	2,726,100
Tidewater, Inc.+	35,000	1,722,000
Trico Marine Services, Inc.*	24,600	836,400

		22,135,980

Pharmaceuticals—1.9%
Adams Respiratory Therapeutics, Inc.*	35,000	1,561,700
Anika Therapeutics, Inc.*	113,000	1,093,840
Matrixx Initiatives, Inc.*	87,500	1,361,500
Valeant Pharmaceuticals International+	29,500	499,140
Viropharma, Inc.*	79,700	687,014

		5,203,194
Real Estate—0.6%
Consolidated-Tomoka Land Co.	31,300	1,725,882
Retail—4.7%
Chico's FAS, Inc.*+	35,400	955,092
Citi Trends, Inc.*	44,400	1,895,436
Coldwater Creek, Inc.*	73,650	1,970,874
Conn's, Inc.*	45,600	1,210,680
Dress Barn, Inc.*	75,000	1,901,250
MarineMax, Inc.*	8,250	216,397
MSC Industrial Direct Co.	30,200	1,436,614
O'Reilly Automotive, Inc.*	33,800	1,054,222
Sportsman's Guide, Inc.*	60,150	1,834,575
United Retail Group, Inc.*	24,000	372,240

		12,847,380
Semiconductors—5.2%
Amkor Technology, Inc.*	122,000	1,154,120
BTU International, Inc.*	224,800	3,050,536
Kopin Corp.*	375,200	1,354,472
MKS Instruments, Inc.*	30,000	603,600
Nvidia Corp.*	52,400	1,115,596
Omnivision Technologies, Inc.*+	77,000	1,626,240
Sirf Technology Holdings, Inc.*+	66,200	2,132,964
Supertex, Inc.*	29,500	1,178,230
Zoran Corp.*	83,500	2,032,390

		14,248,148
Software—4.0%
Actuate Corp.*	386,747	1,562,458
Advent Software, Inc.*	60,000	2,164,200
BMC Software, Inc.*	92,500	2,210,750
Informatica Corp.*	70,400	926,464
Opnet Technologies, Inc.*	145,000	1,879,200
Quality Systems, Inc.	31,800	1,170,876
Transaction Systems Architects, Inc.*	17,800	742,082
Wind River Systems, Inc.*	49,000	436,100

		11,092,130
Technology—0.2%
Bookham, Inc.*+	133,000	446,880
Broadwing Corp.*+	179,000	1,852,650
CommScope, Inc.*	103,500	3,251,970
Hypercom Corp.*	259,800	2,429,130
Lightbridge, Inc.*	180,400	2,336,180
NMS Communications Corp.*	585,000	2,117,700
Oplink Communications, Inc.*	73,000	1,336,630
Sonus Networks, Inc.*	257,000	1,272,150
WPCS International, Inc.*+	28,878	214,564

		14,810,974
Transportation—5.2%
American Commercial Lines, Inc.*+	114,600	6,904,650
Florida East Coast Industries	24,000	1,255,920
Forward Air Corp.	30,000	1,221,900
Genesee & Wyoming, Inc.*	50,100	1,777,047
JB Hunt Transport Services, Inc.+	60,500	1,507,055
Kirby Corp.*	44,000	1,738,000

		14,404,572

TOTAL COMMON STOCKS (Cost $241,402,707)		271,439,660

MONEY MARKET MUTUAL FUNDS—1.2%
	Rate#	Shares	Value
Blackrock TempCash Liquidity Fund	5.11%	3,346,463	3,346,463

TOTAL MONEY MARKET MUTUAL FUNDS (Cost $3,346,463)			3,346,463

TOTAL INVESTMENTS—99.8% (Cost $244,749,170)			$274,786,123
Other Assets in Excess of Liabilities—0.2%			491,561

NET ASSETS—100.0%			$275,277,684

*
Non-income producing security

+
This security or a portion of this security is out on loan at June 30, 2006. Total loaned securities had a market value of $51,297,044 at June 30, 2006.

#
Rate disclosed is as of June 30, 2006.

See Notes to Financial Statements.

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Small-Cap Value Fund
MANAGER'S COMMENTARY

June 30, 2006

Dear Fellow Small-Cap Value Fund Shareholder,

        Our Fund was down 1.78% in the June 2006 quarter, compared to our primary market benchmark, the Russell 2000 Value Index, down 2.70%, and our peer benchmark, the Lipper Small-Cap Value Index, down 3.40%. It was a poor quarter in absolute terms but good relative to our benchmarks.

        The performance picture looks much brighter for the fiscal year ended June 30, 2006. The Fund returned 25.25% compared to a 14.61% return for our primary market benchmark, the Russell 2000 Growth Index, and a 14.27% return of our peer benchmark, the Lipper Small-Cap Value Index. I am extremely pleased with our fiscal year and life-to-date performance.

        The table below presents our performance for the June quarter, one-year and annualized performance since inception, according to the formula required by the SEC. See the graph of performance since inception below.

	June Qtr. 4/1/06 to 6/30/06	1 Year 7/1/05 to 6/30/06	Life-to-Date 10/31/03 to 6/30/06
Small-Cap Value Fund	(1.78)%	25.25%	19.36%
Russell 2000 Value Index	(2.70)%	14.61%	17.05%
Lipper Small-Cap Value Index	(3.40)%	14.27%	16.78%

        Performance figures quoted represent past performance and are no guarantee of future results. Current performance may be lower or higher than the performance figures quoted, and an investor's shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call 1-800-661-3550 or visit the Fund's website at www.bridgeway.com.

        The Russell 2000 Value Index is an unmanaged index which consists of stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values with dividends reinvested. The Lipper Small-Cap Value Index is an index of small-company, value-oriented funds compiled by Lipper, Inc. It is not possible to invest directly in an index or average. Periods longer than one year are annualized.

        According to data from Lipper, Inc., Small-Cap Value Fund ranked 12th of 258 small-cap value funds for the twelve-month period as of June 30, 2006 and 24th of 224 such funds since inception in October, 2003. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

        Growth of $10,000 Invested in Small-Cap Value Fund and Indexes from 10/31/03 (inception) to 6/30/06

Detailed Explanation of Quarterly Performance—What Worked Well

        The Short Version:    Our industrial stocks, led by Celadon Group were the best performers this quarter, adding about 1.5% to our return and providing some cushion in a down market. However, our best performers were not strong enough to pull our Fund into positive territory.

        Here are the ten best-performing companies for the June quarter:

Rank	Company	Industry	% Return
1	Celadon Group Inc	Transportation	51.0%
2	Vaalco Energy Inc	Oil & Gas	46.6%
3	Interdigital Communications Corp	Telecommunications	42.4%
4	Titanium Metals Corp	Mining	41.6%
5	Clean Harbors Inc	Environmental Control	35.9%
6	Transaction Systems Architects Inc	Software	33.6%
7	Holly Corp	Oil & Gas	30.1%
8	American Retirement Corp	Healthcare-Services	27.9%
9	Ezcorp Inc	Retail	27.7%
10	McDermott International Inc	Engineering & Construction	25.3%

        Celadon Group, Inc. operates as a truckload carrier, offering time-sensitive transportation in and between the United States, Mexico and Canada. We first bought Celadon in early 2005. It had a rocky, though upward quarter. Favorable reaction to a three for two stock split gave it a price boost at the end of June.

        Another industrial sector stock, Clean Harbors, Inc., ("CHI") provides environmental and hazardous waste management services. As of December 31, 2005, CHI operated 48 hazardous waste management properties. First quarter results were very favorable, including its participation in the cleanup of the Gulf region, which added $13 million to revenue. We first bought CHI in late 2005, and have added to our position periodically since then. Seems to me there will always be demand for well-run companies that clean up hazards and dangerous chemicals.

Detailed Explanation of Quarterly Performance—What Didn't Work

        The Short Version:    Only one stock declined more than 50% in the June quarter. Our worst performers represented nine different industries.

        Here are the ten worst performers for the quarter:

Rank	Company	Industry	% Return
1	Escala Group Inc	Commercial Services	(82.2)%
2	Brightpoint Inc	Distribution/Wholesale	(47.8)%
3	Bakers Footwear Group Inc	Apparel	(38.3)%
4	American Science & Engineering Inc	Electronics	(38.0)%
5	SuperGen Inc	Biotechnology	(36.1)%
6	Administaff Inc	Commercial Services	(34.1)%
7	Peerless Systems Corp	Software	(31.3)%
8	RF Micro Devices Inc	Telecommunications	(31.0)%
9	KB Home	Home Builders	(30.4)%
10	Omnivision Technologies Inc	Semiconductors	(30.1)%

        Escala Group, operates a trading and auction business for collectables, memorabilia and fine art. After its majority shareholder company, Afinsa, based in Madrid, was raided by Spanish police as part of a fraud probe, and the SEC announced a formal order of investigation, the stock price had one of the most vertical drops I've seen in a long time—going from

$30.00 to $4.00. Escala is still in business and could possibly escape Afinsa's maelstrom. As of the end of the June quarter, we still hold the stock.

        Brightpoint, Inc. engages in the distribution of wireless devices and accessories, including phones, personal digital assistants and handheld computing devices, integrated devices, modems, accessories, software, and wireless data solutions. Shares fell over 17% in early June upon an analyst downgrade due to strong carrier competition, and it hadn't fully recovered at the end of the June quarter. We have since liquidated our position in the stock. Even though its price did not fall as far as Escala during the quarter, it had a slightly larger negative effect due to our larger investment.

Detailed Explanation of Fiscal Year Performance—What Worked Well

        The Short Version:    The Fund had some awesome performers for the full fiscal year. Twenty-nine stocks had returns over 50% for the year. Industrial stocks were the best-performing group, adding over 10% to our twelve-month performance.

        These are the ten best-performing companies for the fiscal year:

Rank	Company	Industry	% Gain
1	Titanium Metals Corp	Mining	384.3%
2	Ezcorp Inc	Retail	124.0%
3	Peabody Energy Corp	Coal	114.3%
4	WESCO International Inc	Distribution/Wholesale	114.1%
5	Kendle International Inc	Commercial Services	107.1%
6	Commercial Metals Co	Metal Fabricate/Hardware	106.8%
7	Holly Corp	Oil & Gas	106.6%
8	Celadon Group Inc	Transportation	101.7%
9	AM Castle & Co	Metal Fabricate/Hardware	92.9%
10	McDermott International Inc	Engineering & Construction	90.5%

        Titanium Metals and Ezcorp have been "story stocks" in previous shareholder reports. (These reports are available on our website, www.bridgeway.com.) Peabody Energy Corporation, founded in 1883, operates as a private sector coal company with other energy-related commercial activities, including BTU conversion technologies that convert coal into natural gas, liquids, and hydrogen. Fairly typical of energy stocks, its price chart looks like a roller coaster; however, it ended the fiscal year with a nice gain.

        Kendle International, Inc. provides clinical research services, including clinical trial management, clinical data management, statistical analysis, medical writing, regulatory consulting and organizational meeting management, and publications services. We first purchased Kendle in mid 2005, and its share price has more than doubled.

Detailed Explanation of Fiscal Year Performance—What Didn't Work

        The Short Version:    Two stocks declined more than 50% in the fiscal year. Six of the ten worst-performers were in the consumer cyclical sector, whose industries are feeling the effect of rising interest rates.

Rank	Company	Industry	% Loss
1	Escala Group Inc	Commercial Services	(82.7)%
2	Navarre Corp	Distribution/Wholesale	(52.2)%
3	Forward Industries Inc	Textiles	(43.8)%
4	Wind River Systems Inc	Software	(43.2)%
5	Hovnanian Enterprises Inc	Home Builders	(41.6)%
6	KB Home	Home Builders	(40.7)%
7	Riviera Holdings Corp	Lodging	(38.3)%
8	Wilsons The Leather Experts	Retail	(36.6)%
9	Rent-Way Inc	Commercial Services	(35.7)%
10	Sapient Corp	Internet	(35.1)%

        Wind River Systems, Inc. offers device software optimization solutions internationally. Its "device software optimization" (DSO) business is used by a diverse group of customers, including manufacturers of TV controllers, automobile braking and navigation systems, Internet routers, avionics control panels, and coronary pacemakers. Wind River's software helps these customers develop and manage complex devices—making them run more quickly, with higher quality and lower costs. Just before the beginning of the June quarter the company announced that sales and earnings would fall short of analyst expectations. The stock dropped almost 8% on the news and continued a slow decline through the end of the June quarter. Of the ten companies in the list above, our models have chosen to continue to hold only Escala Group and Wind River.

Top Ten Holdings as of June 30, 2006

        Our largest ten holdings comprised only 17.8% of net assets, which reflects strong diversification across companies. Two of the largest holdings were top performers in the June quarter, Celadon Group and McDermott International.

Rank	Company	Industry	Percent of Net Assets
1	Quanta Services Inc	Commercial Services	2.6%
2	Celadon Group Inc	Transportation	2.1%
3	Amkor Technology Inc	Semiconductors	2.0%
4	McDermott International Inc	Engineering & Construction	1.9%
5	Western Digital Corp	Computers	1.6%
6	Dress Barn Inc	Retail	1.6%
7	General Cable Corp	Electrical Compo & Equipment	1.5%
8	Andersons Inc	Agriculture	1.5%
9	Cymer Inc	Electronics	1.5%
10	Armor Holdings Inc	Aerospace/Defense	1.5%

Total			17.8%

Sector Representation as of June 30, 2006

        Once again, industrial stocks made a difference for our Fund. Our overweighting in the sector compared to the small-cap market generally was both a boost to our performance and a cushion during the downward-trending market period. Although we were strongly underweighted in the financial sector, the effect was fairly negligible.

Sector	% of Stock Value	% S&P Small-cap	Difference
Basic Materials	5.7%	3.8%	1.9%
Communications	5.8%	3.6%	2.2%
Consumer, Cyclical	13.4%	16.9%	(3.5)%
Consumer, Non-cyclical	16.7%	17.5%	(0.8)%
Energy	6.3%	8.5%	(2.2)%
Financial	8.4%	15.7%	(7.3)%
Industrial	31.6%	19.9%	11.7%
Technology	9.3%	9.4%	(0.1)%
Utilities	2.6%	4.7%	(2.1)%
Diversified	0.2%	0.0%	0.2%

Total	100.0%	100.0%

Disclaimer

        The following is a reminder from the friendly folks at your Fund who worry about liability. The views expressed here are exclusively those of Fund management. These views, including those regarding market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of June 30, 2006, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

        The Fund is subject to above average market risk (volatility) and is not an appropriate investment for short-term investors. Investments in the small companies within this Fund carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock.

        This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management, and other information. Investors should read the prospectus carefully before investing in the Fund. The prospectus and other Fund information may be obtained by calling 1-800-661-3550 or visiting the Fund's website www.bridgeway.com. Foreside Fund Services, LLC, distributor.

Conclusion

        Thank-you for your continued investment in Small-Cap Value. This Fund remains open to both current and new investors. As always, we appreciate your feedback. We continue to use shareholder ideas to improve our communication.

Sincerely,

John Montgomery

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Small-Cap Value Fund
SCHEDULE OF INVESTMENTS
Showing percentage of net assets as of June 30, 2006

Industry	Company	Shares	Value
COMMON STOCKS—99.6%
	Aerospace/Defense—3.8%
	AAR Corp.*	186,600	$4,148,118
	Armor Holdings, Inc.*	96,100	5,269,163
	LMI Aerospace, Inc.*	226,123	4,115,439
	United Industrial Corp.	2,000	90,500

			13,623,220
	Agriculture—1.5%
	Andersons, Inc.	131,400	5,467,554
	Airlines—1.2%
	Alaska Air Group, Inc.*	110,700	4,363,794
	Apparel—1.0%
	Steven Madden Ltd.	118,000	3,495,160
	Banks—1.6%
	Center Financial Corp.	53,100	1,255,284
	City Holding Co.	48,000	1,734,720
	Intervest Bancshares Corp.*	70,102	2,839,131

			5,829,135
	Biotechnology—0.1%
	SuperGen, Inc.*	147,400	535,062
	Building Materials—2.2%
	Eagle Materials, Inc.	21,900	1,040,250
	Universal Forest Products, Inc.	53,000	3,324,690
	USG Corp.*+	50,000	3,646,500

			8,011,440
	Chemicals—1.7%
	Arch Chemicals, Inc.	81,100	2,923,655
	Schulman A, Inc.	137,600	3,149,664

			6,073,319
	Coal—0.2%
	Peabody Energy Corp.	10,360	577,570
	Commercial Services—6.3%
	Administaff, Inc.	70,200	2,513,862
	Consolidated Graphics, Inc.*	14,500	754,870
	Escala Group, Inc.*+	81,871	383,156
	Kendle International, Inc.*	58,700	2,156,051
	Korn/Ferry International*	78,900	1,545,651
	Labor Ready, Inc.*	36,200	819,930
	MPS Group, Inc.*	242,500	3,652,050
	Quanta Services, Inc.*+	538,200	9,327,006
	Rural/Metro Corp.*	229,663	1,607,641

			22,760,217
	Computers—2.4%
	Intergraph Corp.*	87,700	2,761,673
	Western Digital Corp.*	291,300	5,770,653

			8,532,326
	Distribution/Wholesale—2.0%
	Brightpoint, Inc.*	161,460	2,184,554
	Building Material Holding Corp.+	73,000	2,034,510
	WESCO International, Inc.*	40,800	2,815,200

			7,034,264
	Diversified Financial Services—3.2%
	Greenhill & Co., Inc.	5,600	340,256
	Knight Capital Group, Inc.*	279,900	4,262,877
	NASDAQ Stock Market, Inc.*	49,660	1,484,834
	Ocwen Financial Corp.*	118,400	1,504,864
	Piper Jaffray Cos.*	65,700	4,021,497

			11,614,328
	Electric—2.5%
	OGE Energy Corp.	124,900	4,375,247
	UIL Holdings Corp.	64,600	3,636,334
	WPS Resources Corp.	23,500	1,165,600

			9,177,181
	Electrical Components & Equipment—1.5%
	General Cable Corp.*	158,500	5,547,500
	Electronics—3.4%
	American Science & Engineering, Inc.*+	6,000	347,520
	Checkpoint Systems, Inc.*	66,500	1,476,965
	Cymer, Inc.*	116,100	5,394,006
	Park Electrochemical Corp.	56,200	1,447,150
	Technitrol, Inc.	152,900	3,539,635

			12,205,276
	Engineering & Construction—3.7%
	EMCOR Group, Inc.*	80,500	3,917,935
	McDermott International, Inc.*	147,300	6,697,731
	Sterling Construction Co., Inc.*	92,200	2,544,720

			13,160,386
	Entertainment—0.2%
	Pinnacle Entertainment, Inc.*	25,000	766,250
	Environmental Control—2.2%
	Aleris International, Inc.*+	80,400	3,686,340
	Clean Harbors, Inc.*	103,800	4,184,178

			7,870,518

Food—2.9%
Great Atlantic & Pacific Tea Co., Inc.	120,100	2,728,672
Seaboard Corp.	1,400	1,792,000
Spartan Stores, Inc.	193,300	2,827,979
Wild Oats Markets, Inc.*	165,000	3,234,000

		10,582,651
Healthcare—Products—1.1%
ICU Medical, Inc.*	89,994	3,801,347
Healthcare—Services—2.7%
Air Methods Corp.*	119,900	3,138,982
American Retirement Corp.*	111,600	3,657,132
Humana, Inc.*	13,460	722,802
Res-Care, Inc.*	110,600	2,212,000

		9,730,916
Holding Companies—Diversified—0.2%
Walter Industries, Inc.+	14,000	807,100
Household Products/Wares—0.4%
Ennis, Inc.	77,600	1,527,168
Insurance—3.5%
American Physicians Capital, Inc.*	16,200	851,958
Argonaut Group, Inc.*	29,500	886,180
Commerce Group, Inc.	67,400	1,990,996
Ohio Casualty Corp.	157,200	4,673,556
RLI Corp.	59,500	2,866,710
United Fire & Casualty Co.	43,500	1,310,655

		12,580,055
Internet—1.0%
Move, Inc.*+	364,000	1,994,720
NetFlix, Inc.*+	60,500	1,646,205

		3,640,925
Iron/Steel—3.3%
Carpenter Technology Corp.	39,300	4,539,150
Cleveland-Cliffs, Inc.+	51,200	4,059,648
Reliance Steel & Aluminum Co.	40,100	3,326,295

		11,925,093
Machinery—Diversified—3.6%
Columbus McKinnon Corp.*	204,900	4,454,526
Gardner Denver, Inc.*	112,400	4,327,400
Gehl Co.*	139,042	3,549,742
Intermec, Inc.*	31,400	720,316

		13,051,984
Metal Fabricate/Hardware—2.1%
AM Castle & Co.	110,400	3,560,400
Commercial Metals Co.	109,400	2,811,580
NS Group, Inc.*	22,500	1,239,300

		7,611,280
Mining—0.7%
Titanium Metals Corp.*+	68,000	2,337,840
Miscellaneous Manufacturing—2.8%
A.O. Smith Corp.	77,200	3,578,992
Myers Industries, Inc.	205,100	3,525,669
PW Eagle, Inc.+	95,818	2,897,536

		10,002,197
Office Furnishings—0.3%
Steelcase, Inc.	70,900	1,166,305
Oil & Gas—4.1%
Holly Corp.	32,800	1,580,960
Penn Virginia Corp.	44,000	3,074,720
Petroquest Energy, Inc.*	93,500	1,148,180
Swift Energy Co.*	45,900	1,970,487
Tesoro Corp.	35,700	2,654,652
Vaalco Energy, Inc.*	457,900	4,469,104

		14,898,103
Oil & Gas Services—2.0%
Dril-Quip, Inc.*	54,200	4,468,248
Mitcham Industries, Inc.*	141,900	1,812,063
Tidewater, Inc.+	20,000	984,000

		7,264,311
Packaging & Containers—0.2%
Silgan Holdings, Inc.	19,400	717,994
Pharmaceuticals—1.6%
Alpharma, Inc.	133,800	3,216,552
Anika Therapeutics, Inc.*	101,200	979,616
Valeant Pharmaceuticals International	81,100	1,372,212

		5,568,380
Retail—8.7%
Bob Evans Farms, Inc.	58,000	1,740,580
Darden Restaurants, Inc.	39,000	1,536,600
Dillard's, Inc.+	124,200	3,955,770
Dress Barn, Inc.*	224,000	5,678,400
Ezcorp, Inc.*	132,000	4,975,080
Luby's, Inc.*	150,700	1,571,801
MarineMax, Inc.*	23,100	605,913
Men's Wearhouse, Inc.	93,800	2,842,140
Pantry, Inc.*	53,300	3,066,882
Rush Enterprises, Inc.*	130,000	2,362,100
United Retail Group, Inc.*	193,884	3,007,141

		31,342,407

Semiconductors—5.3%
Amkor Technology, Inc.*	760,700	7,196,222
MKS Instruments, Inc.*	168,363	3,387,463
Omnivision Technologies, Inc.*+	192,100	4,057,152
Supertex, Inc.*	45,804	1,829,412
Zoran Corp.*	102,000	2,482,680

		18,952,929
Software—1.6%
Aspen Technology, Inc.*	30,000	393,600
Peerless Systems Corp.*	475,235	2,437,955
Sybase, Inc.*	35,400	686,760
Transaction Systems Architects, Inc.*	45,000	1,876,050
Wind River Systems, Inc.*	41,400	368,460

		5,762,825
Telecommunications—4.8%
Anixter International, Inc.	18,000	854,280
Dobson Communications Corp.*	435,500	3,366,415
EMS Technologies, Inc.*	119,100	2,140,227
InterDigital Communications Corp.*	101,555	3,545,285
Lantronix, Inc.*	449,300	979,474
Oplink Communications, Inc.*	21,170	387,623
RF Micro Devices, Inc.*	473,500	2,826,795
SAVVIS, Inc.*	8,592	254,409
Sycamore Networks, Inc.*	685,100	2,781,506

		17,136,014
Transportation—4.9%
Celadon Group, Inc.*	335,700	7,398,828
HUB Group, Inc.*	107,400	2,634,522
Kirby Corp*	110,200	4,352,900
SCS Transportation, Inc.*	113,700	3,130,161

		17,516,411
Trucking & Leasing—1.1%
GATX Corp.	95,100	4,041,750

TOTAL COMMON STOCKS (Cost $305,167,847)		358,610,485

MONEY MARKET MUTUAL FUNDS—1.1%
Rate#		Shares	Value
Blackrock TempCash Liquidity Fund	5.11%	4,110,336	4,110,336

TOTAL MONEY MARKET MUTUAL FUNDS (Cost $4,110,336)			4,110,336

TOTAL INVESTMENTS—100.7% (Cost $309,278,183)			362,720,821
Liabilities in Excess of Other Assets—(0.7)%			(2,600,524)

NET ASSETS—100.0%			360,120,297

*
Non-income producing security

+
This security or a portion of this security is out on loan at June 30, 2006. Total loaned securities had a market value of $33,217,999 at June 30, 2006.

#
Rate disclosed is as of June 30, 2006.

See Notes to Financial Statements.

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Large-Cap Growth Fund
MANAGER'S COMMENTARY

June 30, 2006

Dear Fellow Large-Cap Growth Fund Shareholder,

        Our Fund had a negative return of 5.17% for the June 2006 quarter, compared to our primary market benchmark, the Russell 1000 Growth Index, down 3.90%, and our peer benchmark, the Lipper Large-Cap Growth Index, down 5.13%. It was a poor quarter.

        The Fund's performance for the fiscal year ended June 30, 2006 looks much brighter. The Fund returned 10.09% compared to a 6.12% return for our primary market benchmark, the Russell 1000 Growth Index, and a 5.78% return for our peer benchmark, the Lipper Large-Cap Growth Index. We beat our primary market benchmark and our peer benchmark over the past year, and also since inception.

        The table below presents our performance for the June quarter, one-year and annualized performance since inception, according to the formula required by the SEC. See the next page for a graph of our performance since inception.

	June Qtr. 4/1/06 to 6/30/06	1 Year 7/1/05 to 6/30/06	Life-to-Date 10/31/03 to 6/30/06
Large-Cap Growth Fund	(5.17)%	10.09%	7.45%
Russell 1000 Growth Index	(3.90)%	6.12%	5.69%
Lipper Large-Cap Growth Index	(5.13)%	5.78%	5.89%

        Performance figures quoted represent past performance and are no guarantee of future results. Current performance may be lower or higher than the performance figures quoted, and an investor's shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call 1-800-661-3550 or visit the Fund's website at www.bridgeway.com.

        The Russell 1000 Growth Index is an unmanaged index which consists of stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values with dividends reinvested. The Lipper Large-Cap Growth Index is an index of large-company, growth-oriented funds compiled by Lipper, Inc. It is not possible to invest directly in an index or average. Periods longer than one year are annualized.

        According to data from Lipper, Inc., Large-Cap Growth Fund ranked 198th of 414 multi-cap growth funds for the twelve-month period as of June 30, 2006 and 257th of 372 such funds since inception in October, 2003. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

        Growth of $10,000 Invested in Large-Cap Growth Fund and Indexes from 10/31/03 (inception) to 6/30/06

Detailed Explanation of Quarterly Performance—What Worked Well

        The Short Version:    Our group of energy companies led performance for the June quarter with five companies making our top performers list. However, their return was not enough to pull the Fund into positive territory.

        These are our ten top-performing companies for the June quarter:

Rank	Company	Industry	% Return
1	Burlington Resources Inc	Oil & Gas	45.1%
2	TXU Corp	Electric	33.6%
3	Expeditors International Washington Inc	Transportation	29.7%
4	Consol Energy Inc	Coal	26.0%
5	Paccar Inc	Auto Manufacturers	16.9%
6	News Corp	Media	15.5%
7	Questar Corp	Pipelines	14.9%
8	Smith International Inc	Oil & Gas Services	13.9%
9	Baker Hughes Inc	Oil & Gas Services	13.6%
10	Celgene Corp	Biotechnology	13.2%

        ConocoPhillips acquired Burlington Resources, an independent oil and gas exploration and production company, after shareholder approval at the end of March. The cash payout for Burlington shares, which occurred just after the end of the quarter, resulted in a nice gain for our Fund.

        Founded in 1944 in Dallas, Texas, TXU manages a portfolio of competitive and regulated energy businesses in Texas. It generates electrical power for residential and small businesses, municipalities, electric co-ops and other distribution companies—about 2.3 million retail customers. We first bought TXU in late 2004, and—like the summer heat—the stock price has climbed steadily over the last several months.

Detailed Explanation of Quarterly Performance—What Didn't Work

        The Short Version:    Our worst-performing stocks came from a variety of industries, with technology-related companies having the largest showing.

        These are the ten worst performers for the June quarter:

Rank	Company	Industry	% Return
1	Jabil Circuit Inc	Electronics	(42.2)%
2	Chico's FAS Inc	Retail	(33.6)%
3	Broadcom Corp	Semiconductors	(29.7)%
4	TD Ameritrade Holding Corp	Diversified Finan Services	(29.0)%
5	Advanced Micro Devices Inc	Semiconductors	(26.4)%
6	Nvidia Corp	Semiconductors	(25.6)%
7	Moody's Corp	Commercial Services	(23.8)%
8	Joy Global Inc	Machinery-Const & Mining	(23.5)%
9	Harman International Industries Inc	Home Furnishings	(23.2)%
10	Qualcomm Inc	Telecommunications	(20.8)%

        Jabil Circuit, Inc. provides electronic design, manufacturing and product management for such industries as aerospace, automotive, computing, consumer, defense, industrial, instrumentation, medical, and telecommunications industries. Its stock price stumbled in mid-May when it announced that the SEC would be informally looking into its stock option dating practices. Then a month later when Jabil determined that it would miss third quarter earnings estimates, the price fell 22%. All in all, it cost our Fund about 0.50% in return.

        Long-time holding Chico's has been a personal favorite for some time. With a wife and three adult daughters, there are quite a few items carrying the Chico's label in my household. Chico's is a specialty retailer of private label, sophisticated, women's clothing and complementary accessories. It had a great run during the rally that stretched from 1997 to this year. However, similar to many other apparel retailers, changing styles and high inventories have caused missed sales projections, which have affected its stock price.

Detailed Explanation of Fiscal Year Performance—What Worked Well

        The Short Version:    Our best-performing companies for the fiscal year were a diverse group, although energy stocks contributed over 2% in return. Four stocks gained over 50% for the fiscal year ended June 30, 2006.

        These are the best performers for the twelve-month period:

Rank	Company	Industry	% Gain
1	Schlumberger Ltd	Oil & Gas Services	71.5%
2	Consol Energy Inc	Coal	52.2%
3	Expeditors International Washington Inc	Transportation	52.0%
4	Phelps Dodge Corp	Mining	50.9%
5	Rockwell Automation Inc	Machinery-Diversified	47.8%
6	TXU Corp	Electric	43.9%
7	Freescale Semiconductor Inc	Semiconductors	38.8%
8	Monsanto Co	Chemicals	33.9%
9	Chicago Mercantile Exchange Holdings Inc	Diversified Finan Serv	33.4%
10	CH Robinson Worldwide Inc	Transportation	32.9%

        Number one, oil and gas company Schlumberger, was one of our "story stocks" for the March quarter. A strong financial report in April added to the generally, though bumpy, upward trending share price. Consol Energy's graph looks very similar. Consol's business is in the mining, preparation, and marketing of steam coal, primarily to power generators, as well as metallurgical coal to metal and coke producers. The company also engages in the production and sale of coal bed methane gas primarily to gas wholesalers. We first bought Consol in late 2005. Its shares also split two for one on June 1, 2006. Steam coal produces more than 50% of the electricity that feeds the US's information-based economy. One of the critical challenges for the mining industry is compliance with environmental and safety regulations while maintaining the financial health of the organization. A delicate balance, that requires ingenuity.

Detailed Explanation of Fiscal Year Performance—What Didn't Work

        The Short Version:    We had no stocks that lost over 40%. Our overweighting in the Communications Sector, compared to the S&P 500, cost the Fund almost 1.50% in return.

Rank	Company	Industry	% Loss
1	TD Ameritrade Holding Corp	Diversified Finan Serv	(38.1)%
2	Dell Inc	Computers	(36.8)%
3	Chico's FAS Inc	Retail	(35.1)%
4	Symantec Corp	Internet	(28.9)%
5	Juniper Networks Inc	Telecommunications	(28.4)%
6	Jabil Circuit Inc	Electronics	(27.1)%
7	Getty Images Inc	Advertising	(26.3)%
8	Zimmer Holdings Inc	Healthcare-Products	(25.5)%
9	Advanced Micro Devices Inc	Semiconductors	(24.0)%
10	Joy Global Inc	Machinery-Constr & Mining	(23.5)%

        TD Ameritrade provides online investment products and services, including an active trader program, long-term investor solutions, and investment services to independent registered investment advisers. The stock price had a nice upward movement after our purchase in November, 2005. However, volatility kicked in early in the spring. Subsequently, the market slowdown resulted in less trading and low volumes, rendering a fairly large price drop by the end of the June quarter.

        Technology is a sector that is typically even more volatile than financial. In the fiercely competitive PC market, Dell and Hewlett-Packard are the household names. In May HP reported second quarter financial results that beat Wall Street expectations—49 cents per share on sales of $22.6 billion, while Dell reported 33 cents per share and sales of $14.5 billion—lower than expected. Dell was one of four companies from the list above that were sold before fiscal year end.

Top Ten Holdings as of June 30, 2006

        Energy companies dominated our largest holdings for the quarter ending June 30, 2006. Our largest ten holdings totaled 19.0% of net assets.

Rank	Company	Industry	Percent of Net Assets
1	Bristol-Myers Squibb Co	Pharmaceuticals	2.5%
2	Schlumberger Ltd	Oil & Gas Services	2.2%
3	Nordstrom Inc	Retail	2.2%
4	Exxon Mobil Corp	Oil & Gas	2.0%
5	Cisco Systems Inc	Telecommunications	1.8%
6	Baker Hughes Inc	Oil & Gas Services	1.8%
7	Franklin Resources Inc	Diversified Finan Serv	1.7%
8	TXU Corp	Electric	1.6%
9	Halliburton Co	Oil & Gas Services	1.6%
10	Office Depot Inc	Retail	1.6%

Total			19.0%

Sector Representation as of June 30, 2006

        Our overweighting in energy helped our performance in the June quarter, though not enough to offset other negative factors. The Fund's financial sector difference from the market had very little effect.

Sector	% of Stock Value	% of S&P 500 Index	Difference
Basic Materials	2.1%	3.0%	(0.9)%
Communications	11.0%	11.2%	(0.2)%
Consumer, Cyclical	13.6%	8.4%	5.2%
Consumer, Non-cyclical	18.7%	20.5%	(1.8)%
Energy	21.1%	10.2%	10.9%
Financial	7.1%	21.4%	(14.3)%
Industrial	11.2%	11.7%	(0.5)%
Technology	12.5%	10.2%	2.3%
Utilities	2.7%	3.4%	(0.7)%

Total	100.0%	100.0%

Disclaimer

        The following is a reminder from the friendly folks at your Fund who worry about liability. The views expressed here are exclusively those of Fund management. These views, including those regarding market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of June 30, 2006, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

        The Fund is subject to market risk (volatility) and is not an appropriate investment for short-term investors.

        This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management, and other information. Investors should read the prospectus carefully before investing in the Fund. The prospectus and other Fund information may be obtained by calling 1-800-661-3550 or visiting the Fund's website www.bridgeway.com. Foreside Fund Services, LLC, distributor.

Conclusion

        Thank you for your continued investment in Large-Cap Growth. This Fund remains open to both current and new investors. As always, we appreciate your feedback.

Sincerely,

John Montgomery

THIS PAGE INTENTIONALLY LEFT BLANK

Large-Cap Growth Fund
SCHEDULE OF INVESTMENTS
Showing percentage of net assets as of June 30, 2006

Industry	Company	Shares	Value
COMMON STOCKS—100.2%
	Aerospace/Defense—0.1%
	L-3 Communications Holdings, Inc.	2,000	$150,840
	Apparel—1.0%
	Coach, Inc.*	35,320	1,056,068
	Auto Manufacturers—0.2%
	PACCAR, Inc.	3,000	247,140
	Banks—1.1%
	State Street Corp.	12,700	737,743
	US Bancorp	14,000	432,320

			1,170,063
	Beverages—2.0%
	Coca-Cola Co.	23,700	1,019,574
	PepsiCo, Inc.	16,900	1,014,676

			2,034,250
	Biotechnology—3.9%
	Amgen, Inc.*	15,900	1,037,157
	Celgene Corp.+	30,000	1,422,900
	Genentech, Inc.*+	19,000	1,554,200

			4,014,257
	Chemicals—0.3%
	Monsanto Co.	3,800	319,922
	Coal—1.7%
	CONSOL Energy, Inc.+	11,400	532,608
	Peabody Energy Corp.	21,600	1,204,200

			1,736,808
	Commercial Services—1.7%
	Moody's Corp.	14,700	800,562
	Paychex, Inc.	25,200	982,296

			1,782,858
	Computers—4.2%
	Apple Computer, Inc.*	24,300	1,388,016
	Cognizant Technology Solutions Corp.*	10,000	673,700
	NCR Corp.*+	14,400	527,616
	Network Appliance, Inc.*+	9,600	338,880
	SanDisk Corp.*+	28,500	1,452,930

			4,381,142
	Cosmetic/Personal Care—1.0%
	Procter & Gamble Co.	18,232	1,013,699
	Distribution/Wholesale—0.4%
	Fastenal Co.	10,000	402,900
Diversified Financial Services—4.9%
	Charles Schwab Corp.	30,000	479,400
	Chicago Mercantile Exchange Holdings, Inc.+	3,200	1,571,680
	E*Trade Financial Co.*	43,000	981,260
	Franklin Resources, Inc.	19,800	$1,718,838
	TD Ameritrade Holding Corp.	22,600	334,706

			5,085,884
	Electric—2.8%
	Mirant Corp.*	44,200	1,184,560
	TXU Corp.	28,000	1,674,120

			2,858,680
Electrical Components & Equipment—1.0%
	Molex, Inc.	30,900	1,037,313
	Electronics—0.8%
	Agilent Technologies, Inc.*	27,700	874,212
	Food—0.5%
	Whole Foods Market, Inc.+	8,000	517,120
	Healthcare—Products—2.6%
	CR Bard, Inc.	1,800	131,868
	Johnson & Johnson	16,800	1,006,656
	Medtronic, Inc.+	4,400	206,448
	Varian Medical Systems, Inc.*	13,000	615,550
	Zimmer Holdings, Inc.*+	13,160	746,435

			2,706,957
	Healthcare—Services—1.1%
	UnitedHealth Group, Inc.	25,716	1,151,562
	Home Furnishings—1.0%
	Harman International Industries, Inc.	12,740	1,087,614
	Household Products/Wares—0.9%
	Fortune Brands, Inc.	13,520	960,055
	Internet—0.6%
	Google, Inc.*	1,600	670,928
	Yahoo!, Inc.*	20	660

			671,588
	Iron/Steel—0.7%
	Allegheny Technologies	10,000	692,400
	Machinery—Construction & Mining—1.8%
	Caterpillar, Inc.	14,800	1,102,304
	Joy Global, Inc.	15,000	781,350

			1,883,654
	Machinery—Diversified—0.2%
	Rockwell Automation, Inc.	2,400	172,824
	Media—1.5%
	News Corp.	17,544	336,494

Walt Disney Co.+	33,200	$996,000
Washington Post Co.	300	234,003

		1,566,497
Metal Fabricate/Hardware—1.4%
Precision Castparts Corp.	23,700	1,416,312
Mining—1.2%
Freeport-McMoRan Copper & Gold, Inc.	5,000	277,050
Vulcan Materials Co.	12,000	936,000

		1,213,050
Miscellaneous Manufacturing—2.9%
3M Co.	6,232	503,359
Danaher Corp.+	14,800	951,936
Dover Corp.	15,700	776,051
General Electric Co.	23,300	767,968

		2,999,314
Oil & Gas—8.9%
ConocoPhillips	3,607	236,367
Diamond Offshore Drilling, Inc.	11,600	973,588
EOG Resources, Inc.+	21,100	1,463,074
Exxon Mobil Corp.	33,800	2,073,630
Hugoton Royalty Trust	2,161	64,181
Noble Energy, Inc.	17,900	838,794
Patterson-UTI Energy, Inc.+	35,000	990,850
Ultra Petroleum Corp.*	17,700	1,049,079
XTO Energy, Inc.	36,266	1,605,496

		9,295,059
Oil & Gas Services—9.9%
Baker Hughes, Inc.+	22,700	1,857,995
BJ Services Co.+	30,500	1,136,430
Cameron International Corp.*	10,000	477,700
Grant Prideco, Inc.*	10,000	447,500
Halliburton Co.	22,000	1,632,620
Schlumberger Ltd.+	35,400	2,304,894
Smith International, Inc.	27,000	1,200,690
Weatherford International Ltd.*	24,400	1,210,728

		10,268,557
Pharmaceuticals—5.1%
Bristol-Myers Squibb Co.	100,700	2,604,102
Caremark Rx, Inc.+	2,000	99,740
Express Scripts, Inc.*	13,000	932,620
Gilead Sciences, Inc.*+	24,820	1,468,351
Pfizer, Inc.	7,200	168,984

		5,273,797
Pipelines—0.7%
Questar Corp.	8,400	676,116
Real Estate—1.0%
CB Richard Ellis Group, Inc.*	43,500	$1,083,150
Retail—10.9%
Best Buy Co., Inc.*+	28,145	1,543,472
Chico's FAS, Inc.*+	25,400	685,292
Home Depot, Inc.	38,960	1,394,378
Kohl's Corp.*	10,000	591,200
Lowe's Cos, Inc.+	10,340	627,328
Nordstrom, Inc.	62,140	2,268,110
Office Depot, Inc.*	42,400	1,611,200
Staples, Inc.	25,890	629,645
Starbucks Corp.*	28,300	1,068,608
Tiffany & Co.	19,700	650,494
Walgreen Co.+	5,900	264,556

		11,334,283
Semiconductors—6.4%
Advanced Micro Devices, Inc.*+	45,800	1,118,436
Broadcom Corp.*+	36,800	1,105,840
Freescale Semiconductor, Inc.*	44,800	1,299,200
Freescale Semiconductor, Inc.—Class B*	7,121	209,358
Nvidia Corp.*	41,800	889,922
Texas Instruments, Inc.	51,790	1,568,719
Xilinx, Inc.	20,000	453,000

		6,644,475
Software—0.8%
Adobe Systems, Inc.*	5,400	163,944
Citrix Systems, Inc.*+	17,300	694,422

		858,366
Technology—1.1%
MEMC Electronic Materials, Inc.*+	29,100	1,091,250
Telecommunications—8.9%
Cisco Systems, Inc.*	96,900	1,892,457
Corning, Inc.*	59,300	1,434,467
Embarq Corp.*	3,687	151,130
Harris Corp.	22,100	917,371
Juniper Networks, Inc.*	37,700	602,823
Motorola, Inc.	70,500	1,420,575
Qualcomm, Inc.	33,500	1,342,345
Sprint Nextel Corp.	73,743	1,474,123

		9,235,291
Transportation—3.0%
CH Robinson Worldwide, Inc.	22,200	1,183,260
Expeditors International Washington, Inc.	23,200	1,299,432
FedEx Corp.	5,000	584,300

		3,066,992

TOTAL COMMON STOCKS	$104,032,319

(Cost $94,717,721)
MONEY MARKET MUTUAL FUNDS—1.0%
Rate#		Shares	Value
Blackrock TempCash Liquidity Fund	5.11%	1,105,226	1,105,226

TOTAL MONEY MARKET MUTUAL FUNDS			1,105,226

(Cost $1,105,226)
TOTAL INVESTMENTS—101.2%			$105,137,545
(Cost $95,822,947)
Liabilities in Excess of Other Assets—(1.2)%			(1,276,574)

NET ASSETS—100.0%			$103,860,971

*
Non-income producing security
+
This security or a portion of this security is out on loan at June 30, 2006. Total loaned securities had a market value of $24,495,312 at June 30, 2006.
#
Rate disclosed is as of June 30, 2006.

See Notes to Financial Statements.

THIS PAGE INTENTIONALLY LEFT BLANK

Large-Cap Value Fund
MANAGER'S COMMENTARY

June 30, 2006

Dear Fellow Large-Cap Value Fund Shareholder,

        Our Fund was down 1.50% for the June 2006 quarter, compared to a 0.59% gain for our primary market benchmark, the Russell 1000 Value Index, and a 0.05% gain for our peer benchmark, the Lipper Large-Cap Value Index. It was a poor quarter.

        The Fund's performance for the fiscal year ended June 30, 2006 looks much brighter. The Fund returned 14.69% compared to a 12.10% return for our primary market benchmark, the Russell 1000 Value Index, and a 10.46% return for our peer benchmark, the Lipper Large-Cap Value Index. We beat our primary market benchmark and our peer benchmark over the past year, and also since inception.

        The table below presents our performance for the June quarter, one-year and annualized performance since inception, according to the formula required by the SEC. See the next page for a graph of our performance since inception.

	June Qtr. 4/1/06 to 6/30/06	1 Year 1/1/05 to 6/30/06	Life-to-Date 10/31/03 to 6/30/06
Large-Cap Value Fund	(1.50)%	14.69%	15.51%
Russell 1000 Value Index	0.59%	12.10%	14.37%
Lipper Large-Cap Value Index	0.05%	10.46%	11.48%

        Performance figures quoted represent past performance and are no guarantee of future results. Current performance may be lower or higher than the performance figures quoted, and an investor's shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call 1-800-661-3550 or visit the Fund's web-site at www.bridgeway.com.

        The Russell 1000 Value Index is an unmanaged index which consists of stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values with dividends reinvested. The Lipper Large-Cap Value Index is an index of large-company, value-oriented funds compiled by Lipper, Inc. It is not possible to invest directly in an index or average. Periods longer than one year are annualized.

        According to data from Lipper, Inc., Large-Cap Value Fund ranked 58th of 478 multi-cap value funds for the twelve-month period as of June 30, 2006 and 52nd of 385 such funds since inception in October, 2003. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

Growth of $10,000 Invested in Large-Cap Value Fund and Indexes from 10/31/03 (inception) to 6/30/06

Detailed Explanation of Quarterly Performance—What Worked Well

        The Short Version:    Our energy companies led performance for the June quarter with four companies making our top performers list. However, their return was not enough to pull the Fund into positive territory.

        These are the ten top-performing companies in the June quarter:

Rank	Company	Industry	% Return
1	Kerr-McGee Corp	Oil & Gas	45.3%
2	TXU Corp	Electric	33.6%
3	Archer Daniels Midland Co	Agriculture	22.5%
4	Qwest Communications International Inc	Telecommunications	18.9%
5	CSX Corp	Transportation	14.5%
6	Safeco Corp	Insurance	12.2%
7	JC Penney Co Inc	Retail	11.8%
8	Hess Corporation	Oil & Gas	11.3%
9	Valero Energy Corp	Oil & Gas	11.3%
10	Occidental Petroleum Corp	Oil & Gas	10.7%

        Founded in 1929 in Oklahoma City, Kerr-McGee Corporation operates as an independent oil and natural gas exploration and production company in the United States and performs exploration in proven hydrocarbon basins worldwide. Its stock split two for one on June 15. On June 23, Anadarko Petroleum announced an offer to buy Kerr-McGee and Western Gas Resources, as one writer called it, "a double barrel takeover worth $21.1 billion in cash." The Boards gave approval to the deal, which will go to shareholders and regulators next. The news sent Kerr-McKee shares up 36% to $70.43.

        Founded in 1944 in Dallas, Texas, TXU manages a portfolio of competitive and regulated energy businesses in Texas. It generates electrical power for residential and small businesses, municipalities, electric co-ops and other distribution companies—about 2.3 million retail customers. We first bought TXU in late 2004, and—like the summer heat—the stock price has climbed steadily over the last several months.

Detailed Explanation of Quarterly Performance—What Didn't Work

        The Short Version:    Interest rate pressures had a strong effect on the building industry during the June quarter, as illustrated in our three worst performers.

        These are the ten worst performing companies in the June quarter:

Rank	Company	Industry	% Return
1	KB Home	Home Builders	(30.4)%
2	Lennar Corp	Home Builders	(27.3)%
3	Pulte Homes Inc	Home Builders	(27.0)%
4	Eagle Materials Inc	Building Materials	(25.5)%
5	Cigna Corp	Insurance	(24.6)%
6	Barr Pharmaceuticals Inc	Pharmaceuticals	(24.3)%
7	Tronox Inc	Chemicals	(22.5)%
8	Aetna Inc	Healthcare-Services	(18.7)%
9	Express Scripts Inc	Pharmaceuticals	(18.4)%
10	Agilent Technologies Inc	Electronics	(17.3)%

        KB Home, Lennar and Pulte Homes are very similar operations: builders of single-family homes, along with banking, title, insurance, and escrow coordination services. Their stock value charts are also very similar, with prices holding steady until mid April, when interest rates began to affect homebuilding. Add general homebuilding woes: cancellations, increased incentives and concessions, to the massive exit of speculators and share prices began to tumble. Some analysts say that it's a good time to buy, that if interest rates "pause," these stocks may take off. Fortunately, we leave that speculation to the pundits. By the end of June, we had jettisoned all three homebuilders from our Fund.

Detailed Explanation of Fiscal Year Performance—What Worked Well

        The Short Version:    Five stocks had greater than 50% return for the fiscal year. Our four industrial stocks contributed over 3%, and energy companies added just under 3%.

        These are the ten best-performing companies for the fiscal year:

Rank	Company	Industry	% Gain
1	Burlington Northern Santa Fe Corp	Transportation	68.3%
2	Kerr-McGee Corp	Oil & Gas	67.3%
3	E*Trade Financial Corp	Diversified Finan Services	63.1%
4	Norfolk Southern Corp	Transportation	57.9%
5	Eagle Materials Inc	Building Materials	53.9%
6	Valero Energy Corp	Oil & Gas	49.8%
7	Hess Corporation	Oil & Gas	48.9%
8	Corning Inc	Telecommunications	45.6%
9	Archer Daniels Midland Co	Agriculture	41.3%
10	CSX Corp	Transportation	38.8%

        Burlington Northern Santa Fe (as you probably guessed by the name) provides rail transportation services all over North America. It moves all manner of commodities, animals, crops and consumer goods over 32,000 route miles of track through 38 states and 2 Canadian provinces. We bought Burlington in late 2004, and it has been a steady performer for us. Norfolk Southern and CSX are also rail transporters, with CSX offering rail-to-truck services as well. They are somewhat smaller than Burlington but have also been solid performers during the twelve-month period.

Detailed Explanation of Fiscal Year Performance—What Didn't Work

        The Short Version:    Similar to our quarterly results, home builders dominated our worst-performers list for the fiscal year. However, only 18 out of our 129 holdings were down double digits.

        These are the ten worst-performing companies for the fiscal year:

Rank	Company	Industry	% Loss
1	Juniper Networks Inc	Telecommunications	(36.5)%
2	KB Home	Home Builders	(36.0)%
3	Lennar Corp	Home Builders	(30.8)%
4	Zimmer Holdings Inc	Healthcare-Products	(25.5)%
5	Barr Pharmaceuticals Inc	Pharmaceuticals	(24.7)%
6	Centex Corp	Home Builders	(24.4)%
7	Countrywide Financial Corp	Diversified Finan Services	(19.0)%
8	Pulte Homes Inc	Home Builders	(18.1)%
9	Agilent Technologies Inc	Electronics	(17.3)%
10	Bunge Ltd	Agriculture	(17.2)%

        Juniper Networks, Inc. engages in the design and sale of products and services that provide its customers with Internet protocol networking. The company had enjoyed robust sales, earnings and growth for three years. Typical for technology, applications change quickly, markets move and competition steps up with cheaper products. In late January, Juniper announced that it would miss revenue projections, resulting in a 19% price drop. After a rickety four months, the news that it would be added to the S&P 500 Index resulted in a 2.6% price increase. We continue to hold Juniper in our portfolio.

        Zimmer Holdings Inc. engages in the design, development, manufacture, and marketing of reconstructive orthopedic implants, primarily joint and dental, spinal implants, trauma products, and related orthopedic surgical products. News that hospitals, struggling to pay for expensive implants on many joint-replacement surgeries, had begun seeking discount Japanese markets caused Zimmer's price to drop 25% over the fall of 2005. In anticipation of price cuts, Zimmer scaled back expectations for revenue and growth for 2006. Its price was fairly stable through the spring and summer.

Top Ten Holdings as of June 30, 2006

        Only one of our best-performing stocks for the June quarter appeared on this list of top ten holdings. That hurt. The largest holdings in Large-Cap Value were 19.7% of net assets.

Rank	Company	Industry	Percent of Net Assets
1	Hewlett-Packard Co	Computers	2.2%
2	Goldman Sachs Group Inc	Diversified Finan Services	2.0%
3	AT&T Inc	Telecommunications	2.0%
4	Sears Holdings Corp	Retail	2.0%
5	CSX Corp	Transportation	2.0%
6	Hartford Financial Services Group Inc	Insurance	1.9%
7	Home Depot Inc	Retail	1.9%
8	Bear Stearns Cos Inc	Diversified Finan Services	1.9%
9	Qwest Communications International Inc	Telecommunications	1.9%
10	Morgan Stanley	Diversified Finan Services	1.9%

Total			19.7%

Sector Representation as of June 30, 2006

        Our underweighting in the consumer non-cyclical sector did not hurt our results, as it was not a good performer during the June quarter. By the same token, our heavier concentration in the financial sector had no measurable effect.

Sector	% of Stock Value	% S&P 500 Index	Difference
Basic Materials	7.5%	3.0%	4.5%
Communications	10.2%	11.2%	(1.0)%
Consumer, Cyclical	7.6%	8.4%	(0.8)%
Consumer, Non-cyclical	7.9%	20.5%	(12.6)%
Energy	12.7%	10.2%	2.5%
Financial	30.9%	21.4%	9.5%
Industrial	14.0%	11.7%	2.3%
Technology	5.1%	10.2%	(5.1)%
Utilities	4.1%	3.4%	0.7%
Total	100.0%	100.0%

Disclaimer

        The following is a reminder from the friendly folks at your Fund who worry about liability. The views expressed here are exclusively those of Fund management. These views, including those regarding market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of June 30, 2006, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

        The Fund is subject to market risk (volatility) and is not an appropriate investment for short-term investors.

        This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management, and other information. Investors should read the prospectus carefully before investing in the Fund. The prospectus and other Fund information may be obtained by calling 1-800-661-3550 or visiting the Fund's website www.bridgeway.com. Foreside Fund Services, LLC, distributor.

Conclusion

        Thank you for your continued investment in Large-Cap Value. This Fund remains open to both current and new investors. As always, we appreciate your feedback. We continue to use shareholder ideas to improve our communication.

Sincerely,

John Montgomery

THIS PAGE INTENTIONALLY LEFT BLANK

Large-Cap Value Fund
SCHEDULE OF INVESTMENTS
 Showing percentage of net assets as of June 30, 2006

Industry	Company	Shares	Value
COMMON STOCKS—99.8%
	Aerospace/Defense—2.7%
	Goodrich Corp.	7,000	$282,030
	Lockheed Martin Corp.	17,000	1,219,580
	Raytheon Co.	20,000	891,400

			2,393,010
	Agriculture—1.7%
	Archer Daniels Midland Co.	35,700	1,473,696
	Banks—3.3%
	AmSouth Bancorp	29,900	790,855
	Bank of America Corp.	17,808	856,565
	Keycorp	13,000	463,840
	US Bancorp	27,000	833,760

			2,945,020
	Building Materials—0.0%^
	Eagle Materials, Inc.	399	18,952
	Chemicals—1.0%
	EI Du Pont de Nemours & Co.+	20,000	832,000
	Tronox, Inc.	845	11,129

			843,129
	Commercial Services—0.4%
	RR Donnelley & Sons Co.	10,400	332,280
	Computers—2.8%
	Affiliated Computer Services, Inc.*+	2,000	103,220
	Hewlett-Packard Co.+	60,000	1,900,800
	NCR Corp.*+	12,300	450,672

			2,454,692
	Diversified Financial Services—10.7%
	Bear Stearns Cos., Inc.	11,834	1,657,707
	Citigroup, Inc.	13,240	638,697
	E*Trade Financial Co.*	39,600	903,672
	Goldman Sachs Group, Inc.	11,800	1,775,074
	JP Morgan Chase & Co.+	10,850	455,700
	Lehman Brothers Holdings, Inc.	21,140	1,377,271
	Merrill Lynch & Co., Inc.	14,600	1,015,576
	Morgan Stanley	25,700	1,624,497

			9,448,194
	Electric—4.1%
	American Electric Power Co., Inc.	24,000	822,000
	Duke Energy Corp.+	26,100	766,557
	Edison International	16,600	647,400
	Southern Co.+	15,050	482,352
	TXU Corp.	14,300	854,997

			3,573,306
	Electronics—1.1%
	Agilent Technologies, Inc.*	31,000	978,360
	Environmental Control—1.4%
	Waste Management, Inc.	35,500	1,273,740
	Forest Products & Paper—1.8%
	International Paper Co.	23,600	762,280
	Temple-Inland, Inc.	20,000	857,400

			1,619,680
	Hand/Machine Tools—0.4%
	Black & Decker Corp.+	4,000	337,840
	Healthcare—Products—0.3%
	Zimmer Holdings, Inc.*+	5,000	283,600
	Healthcare—Services—1.5%
	Aetna, Inc.	22,600	902,418
	WellPoint, Inc.*	5,400	392,958

			1,295,376
	Insurance—15.5%
	Allstate Corp.*	26,700	1,461,291
	AON Corp.	31,200	1,086,384
	Berkshire Hathaway, Inc.*+	510	1,551,930
	Chubb Corp.	8,000	399,200
	Cigna Corp.	7,000	689,570
	CNA Financial Corp.*	19,700	649,312
	Fidelity National Financial, Inc.	23,000	895,850
	Hartford Financial Services Group, Inc.	20,000	1,692,000
	Metlife, Inc.	31,100	1,592,631
	Progressive Corp.	40,000	1,028,400
	Prudential Financial, Inc.	15,000	1,165,500
	Safeco Corp.	5,264	296,626
	WR Berkley Corp.	31,650	1,080,215

			13,588,909
	Iron Steel—1.5%
	Nucor Corp.+	23,600	1,280,300
	Media—2.6%
	Time Warner, Inc.	49,200	851,160
	Walt Disney Co.+	46,900	1,407,000

			2,258,160
	Mining—3.3%
	Alcoa, Inc.	45,000	1,456,200
	Phelps Dodge Corp.	6,800	558,688
	Southern Copper Corp.+	9,500	846,735

			2,861,623
	Miscellaneous Manufacturing—2.0%
	Honeywell International, Inc.	20,000	806,000
	Parker Hannifin Corp.	1,000	77,600
	Textron, Inc.+	9,700	894,146

			1,777,746

Office/Business Equipment—0.7%
Xerox Corp.*	45,000	$625,950
Oil & Gas—12.7%
Anadarko Petroleum Corp.	24,600	1,173,174
Chesapeake Energy Corp.	22,000	665,500
Chevron Corp.+	18,514	1,148,979
ConocoPhillips	11,600	760,148
ENSCO International, Inc.	13,300	612,066
Exxon Mobil Corp.	21,600	1,325,160
Hess Corp.+	14,340	757,869
Kerr-McGee Corp.*	8,382	581,292
Marathon Oil Corp.	10,600	882,980
Occidental Petroleum Corp.	9,600	984,480
Sunoco, Inc.	5,200	360,308
Tesoro Corp.	11,100	825,396
Valero Energy Corp.	16,000	1,064,320

		11,141,672
Pharmaceuticals—4.0%
Barr Pharmaceuticals, Inc.*	13,000	619,970
Bristol-Myers Squibb Co.	60,000	1,551,600
Express Scripts, Inc.*	18,800	1,348,712

		3,520,282
Retail—7.6%
Costco Wholesale Corp.	3,000	171,390
CVS Corp.	11,480	352,436
Darden Restaurants, Inc.	8,000	315,200
Federated Department Stores, Inc.	4,800	175,680
Home Depot, Inc.	46,800	1,674,972
JC Penney Co., Inc.	8,600	580,586
Nordstrom, Inc.	6,000	219,000
Office Depot, Inc.*	37,000	1,406,000
Sears Holdings Corp.*	11,300	1,749,692

		6,644,956
Savings and Loans—1.3%
Golden West Financial Corp.	3,200	237,440
Washington Mutual, Inc.	19,200	875,136

		1,112,576
Semiconductors—1.6%
Freescale Semiconductor, Inc.*	35,000	1,015,000
National Semiconductor Corp.	16,000	381,600

		1,396,600
Telecommunications—7.6%
AT&T, Inc.+	63,310	1,765,716
BellSouth Corp.	38,100	1,379,220
Corning, Inc.*	22,600	546,694
Juniper Networks, Inc.*	22,775	364,172
Qwest Communications International, Inc.*	204,600	1,655,214
Verizon Communications, Inc.	28,030	938,725

		6,649,741
Transportation—6.2%
Burlington Northern Santa Fe Corp.*	3,000	237,750
CSX Corp.	24,400	1,718,736
FedEx Corp.	8,300	969,938
Norfolk Southern Corp.	19,050	1,013,841
Union Pacific Corp.	16,300	1,515,248

		5,455,513

TOTAL COMMON STOCKS (Cost $79,400,893)		87,584,903

MONEY MARKET MUTUAL FUNDS—0.8%

	Rate#	Shares	Value
Blackrock TempCash Liquidity Fund	5.11%	675,111	675,111

TOTAL MONEY MARKET MUTUAL FUNDS (Cost $675,111)			675,111
TOTAL INVESTMENTS—100.6% (Cost $80,076,004)			$88,260,014
Liabilities in Excess of Other Assets—(0.6%)			(541,582)

NET ASSETS—100.0%			$87,718,432

*
Non-income producing security

^
Less than 0.05% of net assets

+
This security or a portion of this security is out on loan at June 30, 2006. Total loaned securities had a market value of $13,790,607 at June 30, 2006.

#
Rate disclosed is as of June 30, 2006.

See Notes to Financial Statements.

Blue Chip 35 Index Fund
MANAGER'S COMMENTARY

June 30, 2006

Dear Fellow Blue Chip 35 Index Fund Shareholder,

        For the six months ending June 2006, our Fund was up 1.84%, compared to our primary benchmark, the S&P 500 Index, up 2.71%, and our peer group, the Lipper Large-Cap Core Funds Index, up 2.17%. We also trailed the return of the Index we seek to track, the Bridgeway Ultra-Large 35 Index, which was up 2.28%. I am not pleased with our performance for the six-month period, especially as measured against our Ultra-Large benchmark.

        The table below presents our six-month, one-year, five-year and life-to-date financial results according to the formula required by the SEC. Since inception, we still lead our primary market benchmark, the S&P 500 Index, and our peer benchmark, the Lipper Large-Cap Core Funds Index, though not our own proprietary index, Bridgeway Ultra-Large 35. See the next page for a graph of performance since inception.

	6 Months 1/1/06 to 6/30/06	1 Year 7/1/05 to 6/30/06	5 Year 7/1/01 to 6/30/06	Life-to-Date 7/31/97 to 6/30/06
Blue Chip 35 Index Fund	1.84%	6.64%	1.28%	5.26%
S&P 500 Index	2.71%	8.63%	2.49%	4.87%
Bridgeway Ultra-Large 35 Index	2.28%	7.12%	1.69%	5.42%
Lipper Large-Cap Core Funds Index	2.17%	9.11%	1.68%	4.10%

        Performance figures quoted represent past performance and are no guarantee of future results. Current performance may be lower or higher than the performance figures quoted, and an investor's shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call 1-800-661-3550 or visit the Fund's web-site at www.bridgeway.com.

        The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The Bridgeway Ultra-Large 35 Index is an index comprised of very large, "blue chip" U.S. stocks, excluding tobacco; it is compiled by the adviser of the Fund. The Lipper Large-Cap Core Funds Index reflects the aggregate record of domestic large-cap core mutual funds as reported by Lipper, Inc. It is not possible to invest directly in an index or average. Periods longer than one year are annualized.

        According to data from Lipper, Inc., our Fund ranked 330th of 848 large blend funds for the last twelve months, 263rd of 609 such funds for the last five years and 49th of 320 such funds since inception in July 1997. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

        Growth of $10,000 Invested in Blue Chip 35 Fund and Indexes from 7/31/97 (inception) to 6/30/06

Gulliver is stirring

        The Short Version:    The tiny Lilliputian stocks have kept giant blue chips tied down for the last six years, but we have seen some stirring lately. Will the bindings begin to break, and will the giant come back to life?

        There is no evidence, according to the chart below, that first decile stocks have turned the corner on performance. However, some analysts say that they have become very cheap (compared to other parts of the market) given their relative stability. As a footnote subsequent to our reporting period, for the very short, one-month period of July, ultra-large stocks did take a dramatic lead. They outperformed every other decile, by a minimum of 2% and a maximum of 5%. We'll see if this continues.

        The chart below does give some indication of why we underperformed our primary market benchmark in the six-month and one-year timeframes. Ultra-large (first decile) stocks dramatically underperformed the next two deciles of large stocks. The S&P 500 Index has reasonable exposure to these two deciles (66.8% of this index is in stocks smaller than the first decile), while Blue Chip 35 Index Fund currently has no representation outside the first decile—these stocks are truly the market giants.

Company Size According to the CRSP Cap-Based Portfolio Indexes(1)	6 months	1 year	5 years	80 years(2)
1 (ultra-large)	1.9%	7.2%	0.8%	9.5%
2	4.3%	12.7%	8.0%	11.0%
3	4.3%	13.2%	8.5%	11.4%
4	3.5%	10.6%	10.1%	11.3%
5	6.2%	16.2%	9.2%	11.9%
6	5.7%	10.0%	8.8%	11.8%
7	7.7%	16.0%	9.9%	11.8%
8	5.8%	15.4%	11.5%	12.1%
9	5.9%	12.8%	12.1%	12.2%
10 (ultra-small)	9.0%	20.4%	21.9%	14.0%

(1)
The CRSP Cap-Based Portfolio Indexes are unmanaged indexes of the publicly traded U.S. stocks with dividends reinvested, grouped by the market capitalization, as reported by the Center for Research in Security Prices. Periods longer than one year are annualized. Past performance is no guarantee of future results.

(2)
December 1926 to December 2005.

Fiscal Year Performance

        The Short Version:    Compared to the returns of each of our benchmarks, it was a poor fiscal year.

        Although there are "rumblings" of a shift in the market away from very small companies, there is no evidence of change in any of our standard measures and indexes in the last year. Our Fund had better performance in individual stocks, with nine companies having returns above 10%, as opposed to five in the previous six-month report. There are ten companies with negative returns during this six-month period and twenty-three in the last report. It is interesting to note that 6 of the 7 stocks that were added to our index last year beat each one of the ones jettisoned. You might think this was an actively managed fund, but not so.

Total Return for Blue Chip 35 Index Fund Stocks for the Fiscal Year 2006*

Rank	Company	Industry	% Return
1	Google Inc(1)	Internet	38.1%
2	United Technologies Corp(1)	Aerospace/Defense	22.0%
3	Merck & Co Inc	Pharmaceuticals	20.4%
4	JPMorgan Chase & Co(1)	Diversified Finan Services	19.9%
5	United Parcel Service Inc	Transportation	19.3%
6	AT&T Inc	Telecommunications	12.9%
7	3M Co	Miscellaneous Manufacture	11.3%
8	Oracle Corp	Software	10.9%
9	Wachovia Corp(1)	Banks	10.8%
10	PepsiCo Inc	Beverages	9.4%
11	ConocoPhillips(1)	Oil & Gas	9.2%
12	Chevron Corp	Oil & Gas	8.8%
13	Wells Fargo & Co	Banks	8.6%
14	Texas Instruments Inc	Semiconductors	8.6%
15	Berkshire Hathaway Inc	Insurance	8.5%
16	Exxon Mobil Corp	Oil & Gas	5.6%
17	Bank of America Corp	Banks	5.0%
18	Citigroup Inc	Diversified Finan Services	4.3%
19	Cisco Systems Inc	Telecommunications	3.6%
20	Wal-Mart Stores Inc	Retail	3.6%
21	Procter & Gamble Co	Cosmetics/Personal Care	3.4%
22	American International Group Inc	Insurance	3.1%
23	Applied Materials Inc(1)	Semiconductors	2.6%
24	International Business Machines Corp	Computers	2.5%
25	Ford Motor Co(2)	Auto Manufacturers	1.9%
26	Coca-Cola Co	Beverages	1.7%
27	Time Warner Inc	Media	1.4%
28	Genentech Inc(1)	Biotechnology	1.0%
29	Fannie Mae(2)	Diversified Finan Services	0.9%
30	Bristol-Myers Squibb Co(2)	Pharmaceuticals	0.8%
31	McDonald's Corp(2)	Retail	0.8%
32	Eli Lilly & Co	Pharmaceuticals	0.2%
33	Hewlett-Packard Co(2)	Computers	0.0%
34	EI Du Pont de Nemours & Co(2)	Chemicals	(0.4)%
35	Comcast Corp(2)	Media	(0.5)%
36	Verizon Communications Inc	Telecommunications	(1.0)%

Rank	Company	Industry	% Return
37	General Electric Co	Miscellaneous Manufacturer	(3.0)%
38	Microsoft Corp	Software	(3.6)%
39	Home Depot Inc	Retail	(5.3)%
40	Johnson & Johnson	Healthcare-Products	(7.6)%
41	Pfizer Inc	Pharmaceuticals	(10.8)%
42	Intel Corp	Semiconductors	(19.3)%
43	Dell Inc	Computers	(30.2)%

*
Performance for footnoted companies is for a partial year due to portfolio recomposition.

(1)
Security purchased in fiscal year 2006.

(2)
Security sold in fiscal year 2006.

Sector Representation as of June 30, 2006

        The Short Version:    The differences between our Fund and our primary market benchmark, though not huge, didn't help our performance over the last year. Specifically, our overweighting of technology hurt, as did our underweighting of utilities and basic materials.

Sector	% of Net Assets	% S&P 500 Index	Difference
Basic Materials	0.0%	3.0%	(3.0)%
Communications	15.1%	11.2%	3.9%
Consumer, Cyclical	5.0%	8.4%	(3.4)%
Consumer, Non-cyclical	21.0%	20.5%	0.5%
Energy	8.7%	10.2%	(1.5)%
Financial	20.1%	21.4%	(1.3)%
Industrial	12.2%	11.7%	0.5%
Technology	17.9%	10.2%	7.7%
Utilities	0.0%	3.4%	(3.4)%
Total	100.0%	100.0%

Disclaimer

        The following is a reminder from the friendly folks at your Fund who worry about liability. The views expressed here are exclusively those of Fund management. These views, including those of market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of June 30, 2006, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

        The Fund is subject to above average market risk (volatility) and is not an appropriate investment for short-term investors.

        This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management, and other information For questions or other Fund information, call 1-800-661-3550 or visit the Fund's website www.bridgeway.com. Foreside Fund Services, LLC, distributor.

Conclusion

        Thank you for your continued investment in Blue Chip 35 Index. This Fund remains open to both current and new investors. As always, we appreciate your feedback.

Sincerely,

John Montgomery

Blue Chip 35 Index Fund
SCHEDULE OF INVESTMENTS
Showing percentage of net assets as of June 30, 2006

Industry	Company	Shares	Value
COMMON STOCKS—99.8%
	Aerospace/Defense—3.7%
	United Technologies Corp.	24,900	$1,579,158
	Banks—9.2%
	Bank of America Corp.	26,328	1,266,377
	Wachovia Corp.+	26,400	1,427,712
	Wells Fargo & Co.	18,360	1,231,589

			3,925,678
	Beverages—5.5%
	Coca-Cola Co.	26,457	1,138,180
	PepsiCo, Inc.	19,905	1,195,096

			2,333,276
	Biotechnology—2.4%
	Genentech, Inc.*+	12,700	1,038,860
	Computers—4.7%
	Dell, Inc.*	37,844	923,772
	International Business Machines Corp.+	14,142	1,086,388

			2,010,160
	Cosmetics/Personal Care—2.6%
	Procter & Gamble Co.	20,036	1,114,002
	Diversified Financial Services—6.0%
	Citigroup, Inc.	21,354	1,030,117
	JPMorgan Chase & Co.	35,900	1,507,800

			2,537,917
	Healthcare—Products—2.8%
	Johnson & Johnson	19,612	1,175,151
	Insurance—4.9%
	American International Group Inc.+	17,101	1,009,814
	Berkshire Hathaway, Inc.+	349	1,062,007

			2,071,821
	Internet—3.8%
	Google, Inc.*	3,800	1,593,454
	Media—2.8%
	Time Warner, Inc.	68,030	1,176,919
	Miscellaneous Manufacturing—4.9%
	3M Co.	12,553	1,013,906
	General Electric Co.	31,938	1,052,676

			2,066,582
	Oil & Gas—8.7%
	ChevronTexaco Corp.	19,750	1,225,685
	ConocoPhillips	19,000	1,245,070
	Exxon Mobil Corp.	20,027	1,228,656

			3,699,411
	Pharmaceuticals—7.6%
	Eli Lilly & Co.	19,480	1,076,659
	Merck & Co., Inc.	30,700	1,118,401
	Pfizer, Inc.	43,723	1,026,179

			3,221,239
	Retail—5.0%
	Home Depot, Inc.	30,115	1,077,816
	Wal-Mart Stores, Inc.+	21,619	1,041,387

			2,119,203
	Semiconductors—7.2%
	Applied Materials, Inc.	61,300	997,964
	Intel Corp.	56,433	1,069,406
	Texas Instruments, Inc.	32,980	998,964

			3,066,334
	Software—5.9%
	Microsoft Corp.	43,240	1,007,492
	Oracle Corp.*	103,348	1,497,513

			2,505,005
	Telecommunications—8.5%
	AT&T, Inc.+	44,875	1,251,564
	Cisco Systems, Inc.*	67,174	1,311,908
	Verizon Communications, Inc.	31,639	1,059,590

			3,623,062
	Transportation—3.6%
	United Parcel Service, Inc.	18,403	1,515,119

TOTAL COMMON STOCKS (Cost $37,564,716)			42,372,351

TOTAL INVESTMENTS—99.8% (Cost $37,564,716)			$42,372,351
Other Assets in Excess of Liabilities—0.2%			98,223

	NET ASSETS—100.0%		$42,470,574

*
Non-income producing security

+
This security or a portion of this security is out on loan at June 30, 2006. Total loaned securities had a market value of $7,245,943 at June 30, 2006.

See Notes to Financial Statements.

THIS PAGE INTENTIONALLY LEFT BLANK

Balanced Fund
MANAGER'S COMMENTARY

June 30, 2006

Dear Fellow Balanced Fund Shareholder,

        Our Fund was up 1.12% in the June quarter compared to a 0.38% return for the Bloomberg/EFFAS U.S. Government 1-3 year Total Return Bond Index, a negative 0.97% return for the Lipper Balanced Fund Index and a negative 0.34% return for the Balanced Benchmark. It was a good quarter by all measures.

        For the fiscal year ending June 30, 2006, the Balanced Fund returned 7.83%. This performance compares to a 1.48% return for the Bloomberg/EFFAS U.S. Government 1-3 year Total Return Bond Index, a 7.03% return for the Lipper Balanced Fund Index and a 4.18% return for the Balanced Benchmark. The Fund did underperform the S&P 500 Index by 0.80%, but in line with our investment objective of 40% of the short-term risk of the S&P 500 Index. I am quite happy.

        The table below presents our June quarter, one-year, five-year, and life-to-date financial results according to the formula required by the SEC. See the next page for a graph of performance since inception.

	June Qtr. 4/1/06 to 6/30/06	1 Year 7/1/05 to 6/30/06	5 Year 7/1/01 to 6/30/06	Life-to-Date 7/1/01 to 6/30/06
Balanced Fund	1.12%	7.83%	5.87%	5.87%
Bloomberg/ EFFAS U.S. Government 1-3 year Total Return Bond Index	0.38%	1.48%	3.06%	3.06%
Lipper Balanced Fund Index	(0.97)%	7.03%	4.32%	4.32%
S&P 500 Index	(1.44)%	8.63%	2.49%	2.49%
Balanced Benchmark	(0.34)%	4.18%	2.83%	2.83%

        Performance figures quoted represent past performance and are no guarantee of future results. Current performance may be lower or higher than the performance figures quoted, and an investor's shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call 1-800-661-3550 or visit the Fund's website at www.bridgeway.com.

        The Lipper Balanced Fund Index is an index of balanced funds compiled by Lipper, Inc. Balanced Benchmark is a combined index of which 40% reflects the S&P 500 Index (an unmanaged index of large companies with dividends reinvested) and 60% reflects the Bloomberg/EFFAS U.S. Government 1-3 year Total Return Bond Index (transparent benchmark for the total return of the 1-3 year U.S. Government bond market). It is not possible to invest directly in an index or average. Periods longer than one year are annualized.

        As you may be aware, our Fund celebrated its fifth birthday on July 1, and I am very pleased to report that our returns have been better than all of our benchmarks and the S&P 500 Index. This is a significant milestone for our shareholders, for Bridgeway, and for me personally. Take a look at the chart on the next page for a visual report card. Our Fund has certainly performed up to our expectations, and, as I tell my partners, all we have to do is work even harder and smarter to perform our fiduciary responsibility for you, our shareholders.

        According to data from Lipper, Inc., Balanced Fund ranked 195th of 392 Mixed-Asset Moderate funds for the last twelve months and 39th of 210 funds since inception. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

        According to data from Morningstar, Balanced Fund ranked 15th out of 479 Conservative Allocation funds for the last twelve months, 12th out of 290 funds for three years and 17th out of 174 funds for five years. Morningstar ranks funds in various fund categories by making comparative calculations using total returns.

Growth of $10,000 Invested in Balanced Fund and Indexes from 7/1/01 (inception) to 6/30/06

Asset Allocation Strategy—Review

        As you know, our Fund objective is to provide shareholders with a high current return with short-term risk less than or equal to 40% of the stock market risk. In other words, over the long haul we aim for equity-like returns with the lower volatility of long-term fixed income. We target 45% of our investments in a rough replica of the S&P 500 companies, 30% in approximately equal baskets of growth and value stocks and 25% in bonds, mainly shorter-term Treasury bonds. Our option writing strategy helps to further curb volatility of our equity positions. More on this in a future letter.

Detailed Explanation of Quarterly Performance—What Worked Well

        The Short Version:    The June quarter's best-performing stocks were well balanced throughout industries.

        Here are the ten best performers for the June quarter:

Rank	Company	Industry	% Return
1	TXU Corp	Electric	33.6%
2	El Paso Corp	Pipelines	24.5%
3	Archer-Daniels-Midland Co	Agriculture	22.7%
4	Dillard's Inc	Retail	22.3%
5	General Motors Corp	Auto Manufacturers	20.8%
6	Baker Hughes Inc	Oil & Gas Services	18.5%
7	CSX Corp	Transportation	17.8%
8	Comcast Corp	Media	17.0%
9	Quest Diagnostics Inc	Healthcare-Services	16.8%
10	Cummins Inc	Machinery-Diversified	16.3%

        TXU manages a portfolio of competitive and regulated energy businesses in Texas. It generates electrical power for residential and small businesses, municipalities, electric co-ops and other distribution companies—about 2.3 million retail customers. We bought our current holdings in TXU in late 2004, and—like the summer heat—the stock price has climbed steadily over the last several months.

        Founded in 1928, El Paso Corporation is one of the oldest, largest providers of natural gas and related products in North America. The company also focuses on the exploration for and the acquisition, development, and production of natural gas, oil, and natural gas liquids. Energy-related stocks had a very good June quarter, and El Paso was no exception.

Detailed Explanation of Quarterly Performance—What Didn't Work

        The Short Version:    Two companies declined more than 40% for the June quarter. The number of building-related companies is evidence of current interest rate upward pressure in the group.

        Here are the ten worst-performing companies for the June quarter:

Rank	Company	Industry	% Return
1	Jabil Circuit Inc	Electronics	(43.8)%
2	Brightpoint Inc	Distribution/Wholesale	(42.2)%
3	KB Home	Home Builders	(28.4)%
4	Cigna Corp	Insurance	(27.5)%
5	Janus Capital Group Inc	Diversified Finan Services	(26.8)%
6	Goodyear Tire & Rubber Co/The	Auto Parts & Equipment	(26.1)%
7	USG Corp	Building Materials	(25.7)%
8	Nvidia Corp	Semiconductors	(25.6)%
9	Moody's Corp	Commercial Services	(24.4)%
10	ADC Telecommunications Inc	Telecommunications	(23.8)%

        Jabil Circuit, Inc. provides electronic design, manufacturing and product management for such industries as aerospace, automotive, computing, consumer, defense, industrial, instrumentation, medical, and telecommunications industries. Its stock price stumbled in mid-May when it announced that the SEC would be informally looking into its stock option dating practices. Then a month later when Jabil determined that it would miss third quarter earnings estimates, the price fell 22%. We sold our position just before the end of June.

Performance of Fixed Income Securities

        The fixed income portion of the Fund performed in line with our expectations. We keep the average duration of our holdings fairly short to minimize interest rate risk. In addition, a large percentage of our fixed income holdings are U.S. Government obligations, which greatly reduces credit risk.

Detailed Explanation of Fiscal Year Performance—What Worked Well

        The Short Version:    Eight of the ten best-performing stocks for the fiscal year earned over 50% return. Our top four industrial companies gave us almost 1% of the Fund's total return, but our large investment in the number two performer, Archer-Daniels-Midland, resulted in over 1.5% of this fiscal year's performance.

        These are the ten best-performing stocks for the fiscal year:

Rank	Company	Industry	% Gain
1	Norfolk Southern Corp	Transportation	71.9%
2	Archer-Daniels-Midland Co	Agriculture	70.5%
3	Citrix Systems Inc	Software	66.2%
4	CSX Corp	Transportation	65.1%
5	Nvidia Corp	Semiconductors	59.4%
6	Cummins Inc	Machinery-Diversified	56.0%
7	Tellabs Inc	Telecommunications	52.5%
8	Fluor Corp	Engineering & Construction	52.5%
9	Hess Corporation	Oil & Gas	48.9%
10	Burlington Resources Inc	Oil & Gas	46.2%

        Norfolk Southern provides rail transportation services all over North America. It moves all manner of commodities, animals, crops and consumer goods over 21,300 route miles of track through 22 states and parts of Canada. It handles intermodal (conveyance by more than one carrier, or mode, in a single journey) transport for trailers and domestic and international containers. We bought our current holdings in Norfolk in early 2004, and it has been a steady performer for us. CSX, another rail transporter, has also been a solid holding during the twelve-month period.

        Archer-Daniels-Midland has been around since 1989, essentially operating the same kind of business over the years. It engages in the procurement, transportation, storing, processing, and merchandising of agricultural commodities and products. Mainly, it works with various kinds of seeds—oilseeds, corn, cottonseed, wheat, milo, oats and barley—producing a wide range of products from food and feeds to filters and building supplies. Its price hovered around $24 when we bought it through the fall of 2005, and it closed at $41 at the end of the quarter.

Detailed Explanation of Calendar Year Performance—What Didn't Work

        The Short Version:    Only one stock declined more than 40% in the fiscal year ending June 30, 2006. As you can see, home builders and their suppliers were affected by the recent tightening of construction financing.

        These are the ten worst-performing stocks for the fiscal year:

Rank	Company	Industry	% Loss
1	Brightpoint Inc	Distribution/Wholesale	(42.2)%
2	Bausch & Lomb Inc	Healthcare-Products	(37.9)%
3	KB Home	Home Builders	(32.3)%
4	Avon Products Inc	Cosmetics/Personal Care	(29.3)%
5	Centex Corp	Home Builders	(28.0)%
6	Toll Brothers Inc	Home Builders	(27.7)%
7	St Jude Medical Inc	Healthcare-Products	(25.9)%
8	USG Corp	Building Materials	(25.7)%
9	Amazon.Com Inc	Internet	(24.0)%
10	Eagle Materials Inc	Building Materials	(23.7)%

        Brightpoint, Inc. engages in the distribution of wireless devices and accessories, including phones, personal digital assistants and handheld computing devices, integrated devices, modems, accessories, software, and wireless data solutions. Shares fell over 17% in early June upon an analyst downgrade due to strong carrier competition, and it hadn't fully recovered at the end of the fiscal year, June 30, 2006. It cost the Fund over one percent in return.

        KB Home, Centex and Toll Brothers are very similar operations: builders of single-family homes, along with banking, title, insurance, and escrow coordination services. Their stock value charts are also very similar, with prices holding steady until mid January. Add general home building woes: cancellations, increased incentives and concessions, to the massive exit of speculators and share prices began to tumble. By the end of June, we had jettisoned two of the three home builders from our Fund.

Top Ten Holdings as of June 30, 2006

        These are the ten largest holdings at the end of June. Please note that the option positions included here are short puts. The percentages are based on a theoretical stock position, that is, as if we owned the underlying stock. We are obligated to buy the underlying stock at a specific strike price for a specific period of time. The very low 9.5% total indicates the diversity of our holdings.

Rank	Company	Industry	% of Net Assets
1	Goldman Sachs Group Inc	Diversified Finan Services	1.6%
2	Bristol-Myers Squibb Co, incl. Sept $25	Pharmaceuticals	1.4%
3	Verizon Communications Inc, incl. July $32.5, Aug $32.5, & Oct $30	Telecommunications	1.0%
4	Archer Daniels Midland Co	Agriculture	0.9%
5	Dress Barn Inc, incl. July $25	Retail	0.9%
6	US Bancorp, incl. Sept $30	Banks	0.9%
7	AT&T Inc, incl. July $25 & Oct $25	Telecommunications	0.7%
8	Group 1 Automotive Inc, incl. July $55 & July $60	Retail	0.7%
9	USG Corp	Building Materials	0.7%
10	Eagle Materials Inc	Building Materials	0.7%

Total			9.5%

Sector Representation as of June 30, 2006

Common Stock	56.4%
Basic Materials	2.1%
Communications	6.8%
Consumer, Cyclical	6.7%
Consumer, Non- Cyclical	9.8%
Energy	3.7%
Financial	11.0%
Industrial	7.1%
Technology	6.4%
Utilities	2.8%
U. S. Government Obligations	39.1%
Corporate Notes	2.3%
Covered Call Options Written	(0.5)%
Put Options Written	(1.0)%
Money Market Funds	5.4%
Liabilities in Excess of other Assets	(1.7)%

Total	100.0%

Disclaimer

        The following is a reminder from the friendly folks at your Fund who worry about liability. The views expressed here are exclusively those of Fund management. These views, including those of market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of June 30, 2006, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

        This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management, and other information For questions or other fund information, call 1-800-661-3550 or visit the Fund's website www.bridgeway.com. Foreside Fund Services, LLC, distributor.

Conclusion

        In closing, we would like to thank you for your continued investment in Balanced Fund. We appreciate your feedback, so please call or write us with any questions or comments. We work for you and value your input.

Sincerely,

Richard P. Cancelmo, Jr.

Balanced Fund
SCHEDULE OF INVESTMENTS
Showing percentage of net assets as of June 30, 2006

Industry	Company	Shares	Value
COMMON STOCKS—56.4%
	Advertising—0.1%
	Interpublic Group of Cos., Inc.*	15	$125
	Omnicom Group, Inc.	1,000	89,090

			89,215
	Aerospace/Defense—1.0%
	Boeing Co.	1,100	90,101
	General Dynamics Corp.	1,400	91,644
	Goodrich Corp.	1,800	72,522
	Lockheed Martin Corp.	3,470	248,938
	Northrop Grumman Corp.	2,200	140,932
	Rockwell Collins, Inc.	1,000	55,870
	United Technologies Corp.	1,740	110,351

			810,358
	Agriculture—0.9%
	Archer Daniels Midland Co.‡	18,600	767,808
	Airlines—0.0%^
	Southwest Airlines Co.	2,400	39,288
	Apparel—0.2%
	Coach, Inc.*‡	4,600	137,540
	Auto Manufacturers—0.2%
	Paccar, Inc.	1,800	148,284
	Auto Parts & Equipment—0.1%
	Johnson Controls, Inc.	780	64,132
	Banks—3.7%
	Bank of America Corp.	7,100	341,510
	Bank of New York Co., Inc.‡	6,500	209,300
	BB&T Corp.	6,500	270,335
	Keycorp	5,400	192,672
	Northern Trust Corp.	2,900	160,370
	State Street Corp.‡	3,300	191,697
	SunTrust Banks, Inc.	3,200	244,032
	Synovus Financial Corp.	5,500	147,290
	US Bancorp‡	23,600	728,768
	Wachovia Corp.+	5,357	289,706
	Wells Fargo & Co.+‡	4,100	275,028
	Zions Bancorporation‡	1,700	132,498

			3,183,206
	Beverages—1.2%
	Anheuser-Busch Cos., Inc.	2,000	91,180
	Brown-Forman Corp.	2,500	179,225
	Coca-Cola Co.‡	4,300	184,986
	Coca-Cola Enterprises, Inc.	7,800	158,886
	Pepsi Bottling Group, Inc.	5,200	167,180
	PepsiCo, Inc.	3,800	228,152

			1,009,609
	Biotechnology—0.4%
	Biogen Idec, Inc.*‡	3,700	171,421
	Genzyme Corp.*	3,300	$201,465

			372,886
	Building Materials—1.4%
	American Standard Cos., Inc.+	1,800	77,886
	Eagle Materials, Inc.‡	12,000	570,000
	USG Corp.*+‡	8,000	583,440

			1,231,326
	Chemicals—0.7%
	Monsanto Co.‡	3,900	328,341
	Sherwin-Williams Co.	3,500	166,180
	Sigma-Aldrich Corp. ‡	1,900	138,016

			632,537
	Coal—0.2%
	Peabody Energy Corp.‡	3,400	189,550
	Commercial Services—0.4%
	Equifax, Inc.	2,600	89,284
	Moody's Corp.	800	43,568
	Paychex, Inc.	2,900	113,042
	Robert Half International, Inc.	1,300	54,600
	RR Donnelley & Sons Co.	2,200	70,290

			370,784
	Computers—1.6%
	Affiliated Computer Services, Inc.*+	4,000	206,440
	Apple Computer, Inc.*‡	5,200	297,024
	Hewlett-Packard Co.‡	7,800	247,104
	Lexmark International, Inc.*	3,200	178,656
	NCR Corp.*+‡	6,300	230,832
	Network Appliance, Inc.*	5,800	204,740

			1,364,796
	Cosmetics/Personal Care—0.8%
	Alberto-Culver Co.*	3,000	146,160
	Colgate-Palmolive Co.‡	4,400	263,560
	Estee Lauder Cos., Inc.	1,600	61,872
	Procter & Gamble Co.	4,000	222,400

			693,992
	Distribution/Wholesale—0.5%
	Brightpoint, Inc.*‡	26,400	357,192
	WW Grainger, Inc.	500	37,615

			394,807
	Diversified Financial Services—5.3%
	Ameriprise Financial, Inc.	2,780	124,183
	Bear Stearns Cos., Inc.‡	2,800	392,224
	Capital One Financial Corp.	2,400	205,080
	Charles Schwab Corp.‡	16,600	265,268
	CIT Group, Inc.‡	4,900	256,221
	Citigroup, Inc.	5,100	246,024
	Countrywide Financial Corp.‡	500	19,040
	E*Trade Financial Co.*‡	11,400	260,148

Franklin Resources, Inc.	2,800	$243,068
Goldman Sachs Group, Inc.‡	9,200	1,383,956
Lehman Brothers Holdings, Inc.‡	4,400	286,660
Merrill Lynch & Co., Inc.‡	3,200	222,592
Morgan Stanley	6,100	385,581
SLM Corp.‡	810	42,865
T Rowe Price Group, Inc.‡	5,000	189,050

		4,521,960
Electric—1.4%
AES Corp.*	9,600	177,120
Allegheny Energy, Inc.*	2,800	103,796
Ameren Corp.	600	30,300
American Electric Power Co., Inc.	2,435	83,399
Dominion Resources, Inc.	760	56,840
Duke Energy Corp.+	10,500	308,385
Exelon Corp.	3,200	181,856
TXU Corp.‡	4,200	251,118

		1,192,814
Electrical Components & Equipment—0.2%
Emerson Electric Co.	1,800	150,858
Electronics—0.5%
Agilent Technologies, Inc.*	1,900	59,964
Plexus Corp.*‡	7,500	256,575
Sanmina-SCI Corp.*	9,500	43,700
Thermo Electron Corp.*+	2,300	83,352

		443,591
Engineering & Construction—0.1%
Fluor Corp.	800	74,344
Entertainment—0.1%
International Game Technology	1,200	45,528
Environmental Control—0.1%
Allied Waste Industries, Inc.*	5,200	59,072
Financials—0.1%
ACE Ltd.‡	1,400	70,826
Food—0.5%
Kellogg Co.	4,100	198,563
Safeway, Inc.+‡	8,700	226,200

		424,763
Food & Agricultural Products—0.1%
Campbell Soup Co.	3,200	118,752
Forest Products & Paper—0.2%
International Paper Co.	4,500	145,350
Temple-Inland, Inc.	1,200	51,444

		196,794
Gas—0.1%
Sempra Energy	2,000	$90,960
Hand/Machine Tools—0.0%^
Black & Decker Corp.+	400	33,784
Healthcare—Products—1.4%
Baxter International, Inc.	6,500	238,940
Becton Dickinson & Co.	3,420	209,065
CR Bard, Inc.‡	3,700	271,062
Medtronic, Inc.+	4,500	211,140
St Jude Medical, Inc.*‡	1,080	35,013
Stryker Corp.+‡	5,260	221,499

		1,186,719
Healthcare—Services—0.8%
Aetna, Inc.‡	2,900	115,797
Humana, Inc.*‡	3,000	161,100
Laboratory Corp. of America Holdings*	800	49,784
Quest Diagnostics, Inc.	2,700	161,784
UnitedHealth Group, Inc.‡	3,600	161,208

		649,673
Home Builders—0.0%^
KB Home+‡	400	18,340
Home Furnishings—0.1%
Whirlpool Corp.+	600	49,590
Household Products/Wares—0.3%
Clorox Co.+	1,530	93,284
Kimberly-Clark Corp.+	2,700	166,590

		259,874
Housewares—0.1%
Newell Rubbermaid, Inc.	2,900	74,907
Insurance—2.5%
Aflac, Inc.	800	37,080
Allstate Corp.	1,000	54,730
AON Corp.‡	7,100	247,222
Berkshire Hathaway, Inc.*+	60	182,580
Chubb Corp.	4,500	224,550
Cigna Corp.	900	88,659
Genworth Financial, Inc.	2,600	90,584
Hartford Financial Services Group, Inc.	900	76,140
Metlife, Inc.‡	4,600	235,566
Principal Financial Group, Inc.	4,700	261,555
Progressive Corp.	5,520	141,919
Prudential Financial, Inc.	1,200	93,240
Safeco Corp.	3,420	192,717
St Paul Travelers Cos., Inc.	4,500	200,610

		2,127,152

Internet—0.8%
eBay, Inc.*	6,900	$202,101
Google, Inc.*	600	251,598
Symantec Corp.*‡	2,000	31,080
Yahoo!, Inc.*‡	5,400	178,200

		662,979
Iron/Steel—0.9%
Reliance Steel & Aluminum Co.‡	4,000	331,800
United States Steel Corp.‡	6,400	448,768

		780,568
Leisure Time—0.1%
Harley-Davidson, Inc.‡	1,100	60,379
Lodging—0.3%
Hilton Hotels Corp.	4,500	127,260
Marriott International, Inc.+	3,000	114,360

		241,620
Machinery—Construction & Mining—0.6%
Caterpillar, Inc.‡	2,100	156,408
JLG Industries, Inc.‡	2,200	49,500
Joy Global, Inc.‡	5,800	302,122

		508,030
Machinery—Diversified—0.2%
Cummins, Inc.+	600	73,350
Deere & Co.+	800	66,792

		140,142
Media—1.5%
Comcast Corp.*+	7,300	239,002
McGraw-Hill Cos., Inc.	4,000	200,920
News Corp.	14,000	268,520
Time Warner, Inc.‡	15,900	275,070
Tribune Co.	2,200	71,346
Walt Disney Co.+	6,700	201,000

		1,255,858
Mining—0.3%
Alcoa, Inc.	1,600	51,776
Freeport-McMoRan Copper & Gold, Inc.	1,500	83,115
Vulcan Materials Co.	1,200	93,600

		228,491
Miscellaneous Manufacturing—2.3%
Cooper Industries Ltd.	2,600	241,592
Danaher Corp.+	3,400	218,688
Eaton Corp.	2,200	165,880
General Electric Co.	4,900	161,504
Honeywell International, Inc.	5,300	213,590
Illinois Tool Works, Inc.+	2,000	95,000
Ingersoll-Rand Co. Ltd.	5,800	248,124
Leggett & Platt, Inc.	8,800	219,824
Parker Hannifin Corp.	2,900	225,040
Textron, Inc.+‡	2,200	202,796

		1,992,038
Office/Business Equipment—0.1%
Pitney Bowes, Inc.	1,600	$66,080
Oil & Gas—3.6%
Anadarko Petroleum Corp.	4,200	200,298
Apache Corp.‡	3,200	218,400
Chevron Corp.	5,078	315,141
ConocoPhillips	5,487	359,563
EOG Resources, Inc.+‡	2,400	166,416
Exxon Mobil Corp.‡	5,400	331,290
Hess Corp.+‡	3,060	161,721
Marathon Oil Corp.	1,700	141,610
Nabors Industries Ltd.*+	6,800	229,772
Occidental Petroleum Corp.	3,000	307,650
Rowan Cos., Inc.+‡	5,500	195,745
Sunoco, Inc.	2,400	166,296
Valero Energy Corp.	4,900	325,948

		3,119,850
Oil & Gas Services—0.7%
Baker Hughes, Inc.+	2,600	212,810
Halliburton Co.‡	2,350	174,393
Schlumberger Ltd.	3,200	208,352

		595,555
Packaging & Containers—0.1%
Pactiv Corp.*	2,100	51,975
Pharmaceuticals—3.9%
Allergan, Inc.+‡	1,900	203,794
Bristol-Myers Squibb Co.‡	45,900	1,186,974
Cardinal Health, Inc.	2,100	135,093
Caremark Rx, Inc.+	3,800	189,506
Express Scripts, Inc.*‡	2,200	157,828
Gilead Sciences, Inc.*+‡	4,900	289,884
Hospira, Inc.*‡	7,700	330,638
King Pharmaceuticals, Inc.*	5,500	93,500
Medco Health Solutions, Inc.*+‡	3,500	200,480
Merck & Co., Inc.‡	10,100	367,943
Pfizer, Inc.	7,600	178,372

		3,334,012
Pipelines—0.2%
El Paso Corp.	9,900	148,500
Retail—4.2%
Autonation, Inc.*	736	15,780
Autozone, Inc.*	1,700	149,940
Bed Bath & Beyond, Inc.*‡	2,020	67,003
Circuit City Stores, Inc.‡	6,900	187,818
Costco Wholesale Corp.	1,000	57,130
CVS Corp.‡	3,500	107,450
Dillard's, Inc.	6,200	197,470
Dress Barn, Inc.*‡	30,000	760,500
Federated Department Stores, Inc.	800	29,280
Group 1 Automotive, Inc.‡	10,000	563,400

J.C. Penney Co., Inc.‡	2,000	$135,020
Lowe's Cos, Inc.+‡	1,940	117,700
Limited Brands, Inc.	4,400	112,596
Nordstrom, Inc.‡	5,000	182,500
Office Depot, Inc.*‡	4,300	163,400
OfficeMax, Inc.	2,700	110,025
Sears Holdings Corp.*	1,200	185,808
Staples, Inc.‡	3,950	96,064
Starbucks Corp.*‡	3,700	139,712
Walgreen Co.+	2,500	112,100
Wal-Mart Stores, Inc.+	2,600	125,242

		3,615,938
Savings & Loans—0.7%
Golden West Financial Corp.	1,934	143,503
Washington Mutual, Inc.‡	10,943	498,782

		642,285
Semiconductors—2.0%
Advanced Micro Devices, Inc.*‡	10,000	244,200
Altera Corp.*	500	8,775
Amkor Technology, Inc.*‡	45,000	425,700
Applied Materials, Inc.	10,700	174,196
Freescale Semiconductor, Inc.*	9,076	266,835
National Semiconductor Corp.‡	1,800	42,930
Nvidia Corp.*	14,400	306,576
Texas Instruments, Inc.‡	8,070	244,440

		1,713,652
Software—1.6%
Adobe Systems, Inc.*‡	7,000	212,520
Automatic Data Processing, Inc.*‡	4,400	199,540
BMC Software, Inc.*	3,920	93,688
Citrix Systems, Inc.*+	4,300	172,602
First Data Corp.‡	5,100	229,704
IMS Health, Inc.	2,800	75,180
Intuit, Inc.*‡	2,800	169,092
Novell, Inc.*	5,400	35,802
Oracle Corp.*	11,860	171,851

		1,359,979
Telecommunications—4.1%
Alltel Corp.	1,900	121,277
AT&T, Inc.+‡	22,200	619,158
BellSouth Corp.‡	2,700	97,740
Ciena Corp.*	41,600	200,096
Cisco Systems, Inc.*	14,900	290,997
Citizens Communications Co.	8,800	114,840
Comverse Technology, Inc.*‡	7,900	156,183
Corning, Inc.*‡	11,200	270,928
Embarq Corp.	385	15,781
Motorola, Inc.‡	6,800	137,020
Qualcomm, Inc.‡	5,300	$212,371
Sprint Nextel Corp.‡	12,800	255,872
Tellabs, Inc.*‡	12,400	165,044
Verizon Communications, Inc.‡	25,400	850,646

		3,507,953
Textiles—0.1%
Cintas Corp.	1,200	47,712
Toys/Games/Hobbies—0.0%^
Mattel, Inc.	2,200	36,322
Transportation—0.8%
Burlington Northern Santa Fe Corp.	1,400	110,950
CSX Corp.‡	2,700	190,188
FedEx Corp.	1,300	151,918
Norfolk Southern Corp.	2,700	143,694
Union Pacific Corp.	1,400	130,144

		726,894

TOTAL COMMON STOCKS (Cost $42,820,915)		48,127,231

Due Date	Discount Rate or Coupon Rate	Principal Amount	Value
GOVERNMENT OBLIGATIONS—39.1%
U.S. Treasury Bills—18.5%
8/3/2006	4.620%	$4,000,000	$3,983,739
9/14/2006	4.800%	4,000,000	3,961,560
10/12/2006	4.920%	4,000,000	3,946,211
11/16/2006	5.010%	2,000,000	1,962,666
12/7/2006	5.010%	2,000,000	1,956,858

			15,811,034
U.S. Treasury Notes—20.6%
11/15/2006	3.500%	200,000	198,727
3/31/2007	3.750%	300,000	296,625
7/31/2007	3.875%	500,000	492,773
8/15/2007	2.750%	300,000	291,867
11/15/2007	3.000%	200,000	194,180
1/31/2008	4.375%	3,000,000	2,962,617
2/15/2008	3.375%	300,000	291,586
3/31/2008	4.625%	1,000,000	990,547
10/15/2008	3.125%	200,000	191,359
11/15/2008	3.375%	200,000	192,140
4/15/2009	3.125%	300,000	284,555
6/15/2009	4.000%	300,000	290,777
8/15/2009	3.500%	200,000	190,758
10/15/2009	3.375%	300,000	284,391
11/15/2009	3.500%	200,000	190,102
2/15/2010	3.500%	300,000	284,133
4/15/2010	4.000%	300,000	288,656
6/15/2010	3.625%	500,000	473,965

7/15/2010	3.875%	$500,000	$477,988
10/15/2010	4.250%	500,000	483,906
1/15/2011	4.250%	2,000,000	1,931,172
2/28/2011	4.500%	1,000,000	975,078
3/31/2011+	4.750%	1,000,000	984,961
4/30/2011	4.875%	2,000,000	1,979,610
11/15/2013+	4.250%	200,000	189,266
2/15/2015	4.000%	200,000	184,297
5/15/2016	5.125%	2,000,000	1,997,656

			17,593,692

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $33,792,543)			33,404,726

CORPORATE NOTES—2.3%
Holding Companies—Diversified—1.9%
Leucadia National Corp. 8/15/2013, 7.75%		1,550,000	1,596,500
Transportation—0.4%
Sea Containers Ltd.+ 2/15/2008, 7.875%		426,000	379,140

TOTAL CORPORATE NOTES (Cost $2,030,275)			1,975,640

PURCHASED CALL OPTIONS—0.1%
		Number of Contracts
AT&T, Inc. expiring January 07 at $25.00		300	102,000
Brightpoint, Inc. expiring July 06 at $20.00		234	585
Goodyear Tire expiring July 06 at $12.50		24	120

TOTAL PURCHASED CALL OPTIONS (Cost $42,499)			102,705

MONEY MARKET MUTUAL FUNDS—5.4%
	Rate#	Shares	Value
Blackrock TempCash Liquidity Fund	5.11%	1,340,132	$1,340,132
Blackrock TempFund Liquidity Fund	5.11%	3,256,278	3,256,278

TOTAL MONEY MARKET MUTUAL FUNDS (Cost $4,596,410)			4,596,410

TOTAL INVESTMENTS—103.3% (Cost $83,282,642)			$88,206,712
Liabilities in Excess of Other Assets—(3.3)%			(2,866,637)

NET ASSETS—100.0%			$85,340,075

*
Non-income producing security
^
Less than 0.05% of Net Assets
+
This security or a portion of this security is out on loan at June 30, 2006. Total loaned securities had a market value of $9,245,150 at June 30, 2006.
#
Rate disclosed is as of June 30, 2006.
‡
Security subject to call option written by the Fund.

See Notes to Financial Statements.

Balanced Fund
SCHEDULE OF OPTIONS WRITTEN
As of June 30, 2006

Company	Number of Contracts	Value
COVERED CALL OPTIONS WRITTEN
ACE Ltd.
expiring August 06 at $60.00	7	$(17)
Adobe Systems, Inc.
expiring July 06 at $30.00	70	(7,350)
Advanced Micro Devices
expiring July 06 at $25.00	50	(4,625)
expiring August 06 at $27.50	50	(3,250)
Aetna, Inc.
expiring July 06 at $55.00	12	(30)
Allergan, Inc.
expiring July 06 at $130.00	14	(35)
Amkor Technology
expiring August 06 at $10.00	450	(31,500)
AON Corp.
expiring July 06 at $40.00	20	(100)
Apache Corp.
expiring July 06 at $80.00	15	(225)
Apple Computer, Inc.
expiring July 06 at $60.00	15	(2,025)
Archer Daniels Midland
expiring July 06 at $40.00	25	(5,187)
expiring July 06 at $45.00	100	(2,750)
AT&T, Inc.
expiring July 06 at $30.00	50	(125)
expiring October 06 at $27.50	150	(18,750)
Automatic Data Processing
expiring August 06 at $47.50	10	(500)
Bank of New York
expiring July 06 at $37.50	65	(325)
Bear Stearns
expiring July 06 at $160.00	8	(20)
Bed Bath & Beyond, Inc.
expiring July 06 at $37.50	10	(25)
BellSouth Corp.
expiring July 06 at $35.00	27	(3,510)
Biogen Idec, Inc.
expiring July 06 at $50.00	10	(200)
Brightpoint, Inc.
expiring July 06 at $25.00	234	(585)
expiring August 06 at $15.00	214	(12,840)
Bristol-Myers Squibb
expiring September 06 at $27.50	50	(1,875)
C.R Bard, Inc.
expiring July 06 at $75.00	8	(720)
Caterpillar, Inc.
expiring July 06 at $70.00	5	(2,575)
Circuit City Stores
expiring July 06 at $30.00	25	(500)
CIT Group
expiring October 06 at $55.00	12	(2,190)
Coach, Inc.
expiring July 06 at $30.00	15	(1,087)
Coca-Cola
expiring August 06 at $45.00	41	(1,025)
Colgate-Palmolive
expiring August 06 at $65.00	11	$(110)
Comverse Technology
expiring October 06 at $25.00	20	(900)
Corning, Inc.
expiring August 06 at $20.00	112	(50,960)
Countrywide Financial Corp.
expiring July 06 at $40.00	5	(175)
CSX Corp.
expiring August 06 at $80.00	10	(500)
CVS Corp.
expiring August 06 at $32.50	17	(765)
Dress Barn, Inc.
expiring August 06 at $25.00	300	(51,750)
E*Trade Financial
expiring July 06 at $30.00	40	(100)
Eagle Materials, Inc.
expiring July 06 at $40.00	120	(79,200)
EOG Resources, Inc.
expiring July 06 at $85.00	12	(120)
Express Scripts, Inc.
expiring July 06 at $75.00	5	(375)
Exxon Mobil Corp.
expiring July 06 at $62.50	10	(850)
First Data Corp.
expiring July 06 at $47.50	13	(260)
Gilead Sciences, Inc.
expiring July 06 at $60.00	15	(2,175)
Goldman Sachs Group
expiring July 06 at $150.00	75	(27,000)
Goodyear Tire & Rubber Co.
expiring July 06 at $15.00	24	(60)
Group 1 Automotive, Inc.
expiring July 06 at $60.00	50	(2,000)
expiring August 06 at $55.00	50	(19,750)
Halliburton Co.
expiring July 06 at $95.00	10	(25)
Harley-Davidson, Inc.
expiring July 06 at $52.50	11	(3,630)
Hess Corp.
expiring July 06 at $50.00	10	(3,600)
Hewlett- Packard
expiring July 06 at $30.00	12	(2,340)
Hospira, Inc.
expiring July 06 at $45.00	17	(510)
Humana, Inc.
expiring July 06 at $55.00	7	(630)
Intuit, Inc.
expiring July 06 at $55.00	6	(3,480)
J.C. Penny Co.
expiring July 06 at $67.50	5	(763)
JLG Industries
expiring August 06 at $20.00	22	(5,280)
Joy Global, Inc.
expiring July 06 at $50.00	25	(9,375)
expiring July 06 at $55.00	33	(4,290)

KB Home
expiring August 06 at $45.00	4	$(1,220)
Lehman Brothers Holdings
expiring July 06 at $85.00	20	(50)
Lowe's Corp.
expiring July 06 at $65.00	5	(63)
Medco Health Solutions
expiring July 06 at $55.00	12	(3,450)
Merck
expiring July 06 at $35.00	50	(8,750)
expiring October 06 at $37.50	14	(1,820)
Merrill Lynch & Co.
expiring July 06 at $85.00	10	(25)
Metlife, Inc.
expiring September 06 at $55.00	12	(780)
Monsanto Co.
expiring July 06 at $80.00	8	(4,080)
Motorola, Inc.
expiring July 06 at $20.00	15	(1,200)
National Semiconductors
expiring July 06 at $25.00	18	(495)
NCR Corp.
expiring July 06 at $45.00	12	(30)
Nordstrom, Inc.
expiring July 06 at $45.00	10	(25)
Office Depot, Inc.
expiring July 06 at $40.00	15	(675)
Peabody Energy Corp.
expiring July 06 at $55.00	34	(10,880)
Plexus Corp.
expiring July 06 at $35.00	75	(9,188)
Qualcomm, Inc.
expiring July 06 at $55.00	13	(32)
Reliance Steel & Aluminum
expiring July 06 at $90.00	40	(1,600)
Rowan Cos, Inc.
expiring July 06 at $52.50	20	(50)
Safeway, Inc.
expiring July 06 at $25.00	17	(2,125)
Schwab Charles Corp.
expiring September 06 at $17.50	40	(1,800)
Sigma-Aldrich
expiring July 06 at $70.00	19	(5,747)
SLM Corp.
expiring July 06 at $50.00	8	(2,560)
Sprint Nextel Corp.
expiring August 06 at $27.50	20	(50)
St Jude Medical, Inc.
expiring July 06 at $35.00	10	(500)
Staples, Inc.
expiring September 06 at $25.00	9	(900)
Starbucks Corp.
expiring July 06 at $37.50	8	$(880)
State Street Corp.
expiring August 06 at $70.00	15	(113)
Stryker Corp.
expiring September 06 at $45.00	8	(940)
Symantec Corp.
expiring October 06 at $17.50	20	(900)
T Rowe Price Group, Inc.
expiring July 06 at $45.00	24	(60)
Tellabs, Inc.
expiring September 06 at $15.00	30	(1,650)
Texas Instruments, Inc.
expiring July 06 at $30.00	12	(1,200)
Textron, Inc.
expiring September 06 at $95.00	5	(1,725)
Time Warner, Inc.
expiring October 06 at $18.00	40	(1,900)
TXU Corp.
expiring July 06 at $60.00	10	(1,425)
United Health Group
expiring September 06 at $50.00	5	(450)
United States Steel
expiring August 06 at $65.00	50	(40,000)
US Bancorp
expiring September 06 at $32.50	100	(3,750)
USG Corp.
expiring July 06 at $95.00	80	(2,000)
Verizon Communications
expiring July 06 at $35.00	100	(250)
expiring October 06 at $35.00	75	(4,125)
Washington Mutual
expiring July 06 at $45.00	80	(9,200)
expiring July 06 at $47.50	14	(210)
Wells Fargo Co.
expiring July 06 at $70.00	15	(338)
Yahoo!, Inc.
expiring July 06 at $37.50	12	(150)
Zions Bancorporation
expiring August 06 at $75.00	17	(7,310)

TOTAL COVERED CALL OPTIONS WRITTEN (Premiums received $509,455)		(511,590)

PUT OPTIONS WRITTEN
Amkor Technology
expiring September 06 at $10.00	800	$(108,000)
AT&T, Inc.
expiring July 06 at $25.00	120	(300)
expiring October 06 at $25.00	100	(3,000)
Bank of America
expiring August 06 at $47.50	80	(6,400)
BellSouth Corp.
expiring July 06 at $30.00	100	(250)
BMC Software, Inc.
expiring August 06 at $22.50	150	(7,500)
expiring August 06 at $20.00	550	(5,500)
Bristol-Myers Squibb
expiring September 06 at $25.00	300	(19,500)
CBS Corp. Class B
expiring September 06 at $25.00	150	(4,500)
Consolidated Edison
expiring August 06 at $40.00	100	(500)
Dillard's, Inc.
expiring July 06 at $30.00	54	(1,080)
expiring August 06 at $25.00	10	(125)
expiring August 06 at $30.00	200	(14,000)
Dress Barn, Inc.
expiring July 06 at $25.00	100	(5,750)
Duke Energy
expiring July 06 at $27.50	146	(730)
expiring October 06 at $27.50	300	(16,500)
General Cable Corp.
expiring July 06 at $35.00	150	(25,875)
Group 1 Automotive, Inc.
expiring July 06 at $55.00	50	(5,625)
expiring July 06 at $60.00	50	(20,250)
Gymboree Corp.
expiring July 06 at $35.00	150	(19,125)
expiring August 06 at $35.00	150	(35,250)
McDermott International, Inc.
expiring July 06 at $40.00	100	(2,000)
expiring August 06 at $45.00	50	(12,500)
Merck & Co.
expiring August 06 at $35.00	50	(2,625)
expiring July 06 at $32.50	140	(1,050)
expiring July 06 at $35.00	36	(810)
Nucor Corp.
expiring July 06 at $50.00	80	(5,200)
Plexus Corp.
expiring July 06 at $40.00	75	(43,875)
US Bancorp
expiring September 06 at $30.00	255	(11,475)
Verizon Communications
expiring August 06 at $32.50	50	$(2,750)
expiring July 06 at $32.50	100	(2,250)
expiring October 06 at $30.00	100	(3,250)
Washington Mutual
expiring July 2006 at $42.50	40	(300)
TOTAL PUT OPTIONS WRITTEN (Premiums received $545,588)		(387,845)

TOTAL OPTIONS WRITTEN (Premiums received $1,055,043)		$(899,435)

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2006

	Aggressive Investors 1	Aggressive Investors 2	Ultra-Small Company	Ultra-Small Company Market
ASSETS
Investments at value	$428,124,645	$583,503,301	$129,798,838	$1,085,337,864
Cash	—	—	—	10,681
Receivable for portfolio securities sold	17,746,831	12,171,783	8,254,958	13,112,172
Receivable for fund shares sold	651,712	3,060,692	1,174	4,851,400
Dividends receivable	155,501	166,906	17,800	391,186
Interest receivable	24,085	43,316	44,667	272,318
Receivable from investment adviser	—	—	—	—
Prepaid and other assets	37,215	82,275	7,985	58,827

Total assets	446,739,989	599,028,273	138,125,422	1,104,034,448

LIABILITIES
Payable for portfolio securities purchased	6,346,146	12,474,354	5,765,289	15,049,910
Payable for fund shares redeemed	293,906	621,332	3,500	632,162
Accrued investment adviser fees	871,184	490,980	94,504	435,335
Accrued administration fees	17,151	22,750	5,250	43,533
Accrued directors fees	1,276	2,274	1,239	12,912
Other payables	93,213	42,310	43,040	110,639
Covered call options written at value^	—	—	—	—
Due to Custodian	524,935	112,413	19,567	—
Put options written at value+	—	—	—	—

Total liabilities	8,147,811	13,766,413	5,932,389	16,284,491

NET ASSETS	$438,592,178	$585,261,860	$132,193,033	$1,087,749,957

NET ASSETS REPRESENT
Paid-in capital	$306,376,356	$529,785,970	$72,757,068	$723,393,288
Accumulated net investment income (loss)	—	—	—	1,483,938
Accumulated net realized gain (loss) on investments	35,321,602	14,088,351	16,030,363	14,383,583
Net unrealized appreciation of investments	96,894,220	41,387,539	43,405,602	348,489,148

NET ASSETS	$438,592,178	$585,261,860	$132,193,033	$1,087,749,957

Shares of common stock outstanding of $.001 par value*	7,085,141	33,344,626	3,116,099	57,440,451

Net asset value per share	$61.90	$17.55	$42.42	$18.94

Investments at cost	$331,230,425	$542,115,762	$86,393,236	$736,848,716

See Notes to Financial Statements

*
See Note 1—Organization in the Notes to Financial Statements for shares authorized for each Fund.

^
Premiums received on covered call options written were $509,455 for Balanced Fund.

+
Premiums received on put options written were $545,588 for Balanced Fund.

Micro-Cap Limited	Small-Cap Growth	Small-Cap Value	Large-Cap Growth	Large-Cap Value	Blue Chip 35 Index	Balanced
$80,525,981	$274,786,123	$362,720,821	$105,137,545	$88,260,014	$42,372,351	$88,206,712
—	1,524	—	—	—	—	—
6,099,019	1,759,852	—	—	—	95,903	3,644,030
29,522	776,276	1,798,156	170,565	158,934	22,645	866,097
12,047	43,584	99,063	60,069	75,183	27,852	36,077
28,529	44,024	39,704	6,630	5,629	485	281,226
—	—	—	—	—	98,995	—
8,270	23,856	41,657	7,475	8,131	6,592	47,499

86,703,368	277,435,239	364,699,401	105,382,284	88,507,891	42,624,823	93,081,641

5,787,809	1,717,874	4,217,703	1,321,737	577,230	36,793	6,665,709
55,600	255,173	137,507	100,120	135,045	30,801	82,459
114,104	142,094	178,043	48,690	37,878	—	67,070
3,180	10,966	14,108	4,119	3,483	1,729	3,356
883	654	482	1,738	3,380	1,057	301
31,275	30,794	29,739	44,909	32,443	32,536	23,236
—	—	—	—	—	—	511,590
—	—	1,522	—	—	51,333	—
—	—	—	—	—	—	387,845

5,992,851	2,157,555	4,579,104	1,521,313	789,459	154,249	7,741,566

$80,710,517	$275,277,684	$360,120,297	$103,860,971	$87,718,432	$42,470,574	$85,340,075

$54,978,903	$249,484,437	$312,382,456	$99,646,893	$79,613,667	$39,920,858	$78,495,223
—	(2,430)	(2,430)	207,009	343,177	463,011	818,675
15,584,755	(4,241,276)	(5,702,367)	(5,307,529)	(422,422)	(2,720,930)	946,499
10,146,859	30,036,953	53,442,638	9,314,598	8,184,010	4,807,635	5,079,678

$80,710,517	$275,277,684	$360,120,297	$103,860,971	$87,718,432	$42,470,574	$85,340,075

7,273,282	18,661,517	22,480,628	8,573,784	6,089,117	5,888,305	6,747,540

$11.10	$14.75	$16.02	$12.11	$14.41	$7.21	$12.65

$70,379,122	$244,749,170	$309,278,183	$95,822,947	$80,076,004	$37,564,716	$83,282,642

STATEMENT Of OPERATIONS

Year Ended June 30, 2006

	Aggressive Investors 1	Aggressive Investors 2	Ultra-Small Company	Ultra-Small Company Market
INVESTMENT INCOME
Dividends*	$3,405,771	$2,313,855	$281,230	$5,283,338
Interest	145,840	458,049	160,145	1,708,365
Securities Lending	198,307	277,306	452,222	588,092
Other	—	—	—	19,191

Total Investment Income	3,749,918	3,049,210	893,597	7,598,986

EXPENSES
Investment advisory fees—Base fees	3,714,772	3,164,607	1,109,408	4,121,479
Investment advisory fees— Performance adjustment	2,134,816	262,564	—	—
Administration fees	209,033	177,745	61,634	412,148
Accounting fees	58,782	51,995	49,007	61,845
Transfer Agent fees	184,228	159,424	44,528	233,923
Professional fees	89,216	52,756	28,909	86,471
Custody fees	77,167	29,175	22,364	185,747
Blue sky fees	28,838	20,335	3,388	72,856
Directors fees	16,878	11,842	3,970	37,774
ICI Registration fees	8,366	5,178	2,396	17,210
Reports to shareholders	41,906	17,579	910	46,493
Insurance	46,165	17,376	13,174	74,128
Interest on loan payable to bank	5,635	—	—	—
Miscellaneous	29,483	22,117	7,536	52,476

Total expenses	6,645,285	3,992,693	1,347,224	5,402,550

Less investment advisory fees waived	—	—	—	—
Less expense reimbursed by investment adviser	—	—	—	—

Net Expenses	6,645,285	3,992,693	1,347,224	5,402,550

NET INVESTMENT INCOME (LOSS)	(2,895,367)	(943,483)	(453,627)	2,196,436
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investment securities	57,574,148	22,380,513	19,368,103	25,040,466
Net realized gain (loss) on options	(659,897)	(311,964)	—	—
Net realized gain on futures contracts	—	—	—	483,010
Net change in unrealized appreciation/ depreciation on investments	25,737,738	13,950,408	8,673,884	61,433,756
Net change in unrealized appreciation/ depreciation on futures contracts	—	—	—	8,204

Net realized and unrealized g ain on investments	82,651,989	36,018,957	28,041,987	86,965,436

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$79,756,622	$35,075,474	$27,588,360	$89,161,872

*
Net of foreign withholding tax of $7,741, $5,450, and $10,084 for Aggressive Investors 1, Aggressive Investors 2, and Ultra Small Company Market Funds, respectively.

See Notes to Financial Statements

Micro-Cap Limited	Small-Cap Growth	Small-Cap Value	Large-Cap Growth	Large-Cap Value	Blue Chip 35 Index	Balanced
$244,746	$466,404	$1,394,650	$732,975	$965,729	$893,882	$480,056
50,594	229,872	238,954	42,076	46,976	5,412	1,207,942
137,590	283,595	73,968	1,456	2,276	374	940
—	4,135	6	—	—	—	4,261

432,930	984,006	1,707,578	776,507	1,014,981	899,668	1,693,199

711,102	945,491	1,364,855	343,895	250,438	35,060	368,490
372,184	25,500	17,453	7,402	3,703	—	—
39,506	78,791	113,738	34,389	25,044	21,913	30,707
48,445	49,293	49,221	51,168	49,213	47,465	48,548
27,601	80,191	92,114	54,535	35,206	33,166	41,919
20,719	8,293	17,407	8,295	4,965	12,596	8,871
15,111	30,163	42,835	8,077	10,902	8,262	51,636
14,235	43,717	37,581	26,723	34,803	21,474	16,877
1,621	4,587	6,652	5,893	4,952	2,212	2,407
834	437	328	2,918	419	1,274	222
212	7,685	6,376	7,910	5,418	5,263	3,948
8,100	4,768	4,900	7,240	3,037	4,984	4,055
—	—	—	—	—	7,605	—
4,560	9,620	14,259	7,665	4,159	2,941	3,457

1,264,230	1,288,536	1,767,719	566,110	432,259	204,215	581,137

—	—	—	—	(12,647)	(35,060)	—
—	—	—	—	—	(103,383)	—

1,264,230	1,288,536	1,767,719	566,110	419,612	65,772	581,137

(831,300)	(304,530)	(60,141)	210,397	595,369	833,896	1,112,062
23,482,718	66,079	(2,370,124)	(328,693)	170,815	(213,778)	(918,578)
—	—	—	—	—	—	1,523,741
—	—	—	—	—	—	435,407
(13,091,825)	17,975,131	41,582,066	2,773,526	3,982,733	2,507,818	2,318,902
—	—	—	—	—	—	—

10,390,893	18,041,210	39,211,942	2,444,833	4,153,548	2,294,040	3,359,472

$9,559,593	$17,736,680	$39,151,801	$2,655,230	$4,748,917	$3,127,936	$4,471,534

STATEMENT OF CHANGES IN NET ASSETS

	Aggressive Investors 1		Aggressive Investors 2
	Year Ended June 30,		Year Ended June 30,
	2006	2005	2006	2005
OPERATIONS
Net investment income (loss)	$(2,895,367)	$(1,735,143)	$(943,483)	$(396,036)
Net realized gain on investment securities	57,574,148	47,718,083	22,380,513	1,449,196
Net realized gain (loss) on options	(659,897)	218,611	(311,964)	34,395
Net realized gain on futures contracts	—	548,257	—	251,402
Net change in unrealized appreciation/depreciation on investments	25,737,738	(796,784)	13,950,408	15,155,019
Net change in unrealized appreciation/depreciation on futures contracts	—	—	—	—

Net increase in net assets from operations	79,756,622	45,953,024	35,075,474	16,493,976

DISTRIBUTIONS
From net investment income	—	—	—	—
From net realized gains	(42,619,826	—	5,969,682	—

Net decrease in net assets from distributions	(42,619,826)	—	5,969,682	—

SHARE TRANSACTIONS
Proceeds from sale of shares	53,941,063	35,958,371	509,374,846	78,881,920
Reinvestment of distributions	36,621,902	—	5,717,750	—
Cost of shares redeemed	57,993,953)	66,709,206	(114,989,912)	(49,717,584)

Net increase (decrease) in net assets from share transactions	32,569,012	(30,750,835)	400,102,684	29,164,336

Net increase (decrease) in net assets	69,705,808	15,202,189	429,208,476	45,658,312
NET ASSETS
Beginning of year	368,886,370	353,684,181	156,053,384	110,395,072

End of year*	$438,592,178	$368,886,370	$585,261,860	$156,053,384

SHARES ISSUED & REDEEMED
Issued	880,680	684,470	28,830,562	5,847,003
Distributions reinvested	638,791	—	342,791	—
Redeemed	(951,594)	(1,323,130)	(6,428,057)	(3,905,883)

Net increase (decrease)	567,877	(638,660)	22,745,296	1,941,120
Outstanding at beginning of year	6,517,264	7,155,924	10,599,330	8,658,210

Outstanding at end of year	7,085,141	6,517,264	33,344,626	10,599,330

* Including accumulated net investment income (loss) of:	$—	$—	$—	$—
** Net redemption fees of $439,575 and $276,563 for the year ended June 30, 2006 and June 30, 2005, respectively.

See Notes to Financial Statements.

	Ultra-Small Company		Ultra-Small Company Market		Micro-Cap Limited
	Year Ended June 30,		Year Ended June 30,		Year Ended June 30,
	2006	2005	2006	2005	2006	2005
OPERATIONS
Net investment income (loss)	$(453,627)	$(258,388)	$2,196,436	$998,532	$(831,300)	$(746,350)
Net realized gain on investment securities	19,368,103	17,529,494	25,040,466	14,263,596	23,482,718	4,089,990
Net realized gain (loss) on options	—	—	—	—	—	—
Net realized gain on futures contracts	—	—	483,010	—	—	—
Net change in unrealized appreciation/depreciation on investments	8,673,884	(2,097,422)	61,433,756	15,160,942	(13,091,825)	9,180,886
Net change in unrealized appreciation/depreciation on futures contracts	—	—	8,204	(8,204)	—	—

Net increase in net assets from operations	27,588,360	15,173,684	89,161,872	30,414,866	9,559,593	12,524,526

DISTRIBUTIONS
From net investment income	—	—	(1,179,985)	(1,224,997)	—	—
From net realized gains	(14,389,660)	(22,051,675)	(21,617,958)	(6,669,718)	(10,105,182)	(10,119,755)

Net decrease in net assets from distributions	(14,389,660)	(22,051,675)	(22,797,943)	(7,894,715)	(10,105,182)	(10,119,755)

SHARE TRANSACTIONS
Proceeds from sale of shares	1,903,411	1,767,134	590,305,879	149,035,161	12,030,141	2,660,102
Reinvestment of distributions	14,108,045	21,605,229	21,199,206	7,133,407	10,001,354	9,802,070
Cost of shares redeemed	(7,650,663)	(7,093,824)	(184,002,179)**	(401,553,889)**	(7,412,829)	(5,979,806)

Net increase (decrease) in net assets from share transactions	8,360,793	16,278,539	427,502,906	(245,385,321)	14,618,666	6,482,366

Net increase (decrease) in net assets	21,559,493	9,400,548	493,866,835	(222,865,170)	14,073,077	8,887,137
NET ASSETS
Beginning of year	110,633,540	101,232,992	593,883,122	816,748,292	66,637,440	57,750,303

End of year*	$132,193,033	$110,633,540	$1,087,749,957	$593,883,122	$80,710,517	$66,637,440

SHARES ISSUED & REDEEMED
Issued	45,835	45,885	31,169,559	9,247,195	1,016,697	255,813
Distributions reinvested	381,402	543,939	1,168,628	403,018	875,775	947,976
Redeemed	(189,025)	(183,051)	(9,914,510)	(25,229,480)	(628,001)	(567,086)

Net increase (decrease)	238,212	406,773	22,423,677	(15,579,267)	1,264,471	636,703
Outstanding at beginning of year	2,877,887	2,471,114	35,016,774	50,596,041	6,008,811	5,372,108

Outstanding at end of year	3,116,099	2,877,887	57,440,451	35,016,774	7,273,282	6,008,811

* Including accumulated net investment income (loss) of:	$—	$—	$1,483,938	$567,340	$—	$—

	Small-Cap Growth		Small-Cap Value
	Year Ended June 30,		Year Ended June 30,
	2006	2005	2006	2005
OPERATIONS
Net investment income (loss)	$(304,530)	$(358,783)	$(60,141)	$(153,914)
Net realized gain (loss) on investment securities	66,079	(3,815,358)	(2,370,124)	(2,331,261)
Net realized gain on options	—	—	—	—
Net realized gain on futures contracts	—	—	—	—
Net change in unrealized appreciation/depreciation on investments	17,975,131	9,884,953	41,582,066	10,843,378

Net increase (decrease) in net assets from operations	17,736,680	5,710,812	39,151,801	8,358,203

DISTRIBUTIONS
From net investment income
Class N	—	—	—	—
Class R**	—	—	—	—
From net realized gains	—	—	—	—

Net decrease in net assets from distributions	—	—	—	—

SHARE TRANSACTIONS
Proceeds from sale of shares
Class N	249,408,379	28,489,283	324,600,970	46,980,701
Class R**	—	2,010,488	—	1,615,958
Reinvestment of distributions
Class N	—	—	(72,177,050)	—
Class R**	—	—	—	—
Cost of shares redeemed
Class N	(47,571,775)	(15,712,548)	—	(14,154,816)
Class R**		(13,173,420)	—	(7,149,130)

Net increase (decrease) in net assets from share transactions	201,836,604	1,613,803	252,423,920	27,292,713

Net increase (decrease) in net assets	219,573,284	7,324,615	291,575,721	35,650,916
NET ASSETS
Beginning of year	55,704,400	48,379,785	68,544,576	32,893,660

End of year*	$275,277,684	$55,704,400	$360,120,297	$68,544,576

SHARES ISSUED & REDEEMED
Issued
Class N	17,336,669	2,583,636	21,907,119	3,889,211
Class R**	—	187,851	—	140,369
Distributions reinvested
Class N	—	—	—	—
Class R**	—	—	—	—
Redeemed
Class N	(3,287,752)	(1,472,557)	(4,788,234)	(1,223,036)
Class R**		(1,149,048)		(590,810)

Net increase (decrease)	14,048,917	149,882	17,118,885	2,215,734
Outstanding at beginning of year	4,612,600	4,462,718	5,361,743	3,146,009

Outstanding at end of year	18,661,517	4,612,600	22,480,628	5,361,743

* Including accumulated net investment income (loss) of:	($2,430)	($3,472)	($2,430)	$—
** Effective June 27, 2005, Class R shares of the Fund converted to Class N shares.

See Notes to Financial Statements.

	Large-Cap Growth		Large-Cap Value		Blue Chip 35 Index		Balanced
	Year Ended June 30,		Year Ended June 30,		Year Ended June 30,		Year Ended June 30,
	2006	2005	2006	2005	2006	2005	2006	2005
OPERATIONS
Net investment income (loss)	$210,397	$(42,069)	$595,369	$301,975	$833,896	$763,026	$1,112,062	$344,923
Net realized gain (loss) on investment securities	(328,693)	(4,425,461)	170,815	(569,611)	(213,778)	(960,307)	(918,578)	(685,205)
Net realized gain on options	—	—	—	—	—	—	1,523,741	932,043
Net realized gain on futures contracts	—	—	—	—	—	—	435,407	304,201
Net change in unrealized appreciation/depreciation on investments	2,773,526	5,692,548	3,982,733	3,701,172	2,507,818	155,378	2,318,902	1,251,827

Net increase (decrease) in net assets from operations	2,655,230	1,225,018	4,748,917	3,433,536	3,127,936	(41,903)	4,471,534	2,147,789

DISTRIBUTIONS
From net investment income
Class N	—	—	(445,034)	(178,134)	(720,188)	(674,999)	(500,081)	(179,176)
Class R**	—	—	—	(16,866)	—	—	—	—
From net realized gains	—	—	—	—	—	—	(498,752)	(243,673)

Net decrease in net assets from distributions	—	—	(445,034)	(195,000)	(720,188)	(674,999)	(998,833)	(422,849)

SHARE TRANSACTIONS
Proceeds from sale of shares
Class N	73,245,902	16,123,492	64,726,457	11,032,282	24,662,088	13,017,125	56,790,992	26,406,530
Class R**	—	677,327	—	365,369	—	—	—	—
Reinvestment of distributions
Class N	—	—	438,970	176,053	692,946	650,124	968,461	414,200
Class R**	—	—	—	16,866	—	—	—	—
Cost of shares redeemed
Class N	(15,028,381)	(13,771,576)	(9,227,025)	(7,191,337)	(19,903,775)	(14,298,479)	(18,155,753)	(9,493,747)
Class R**	—	(13,293,605)	—	(3,989,586)	—	—	—	—

Net increase (decrease) in net assets from share transactions	58,217,521	(10,264,362)	55,938,402	409,647	5,451,259	(631,230)	39,603,700	17,326,983

Net increase (decrease) in net assets	60,872,751	(9,039,344)	60,242,285	3,648,183	7,859,007	(1,348,132)	43,076,401	19,051,923
NET ASSETS
Beginning of year	42,988,220	52,027,564	27,476,147	23,827,964	34,611,567	35,959,699	42,263,674	23,211,751

End of year*	$103,860,971	$42,988,220	$87,718,432	$27,476,147	$42,470,574	$34,611,567	$85,340,075	$42,263,674

SHARES ISSUED & REDEEMED
Issued
Class N	5,902,620	1,511,948	4,558,708	3,102,238	3,528,092	1,888,073	4,595,294	2,286,141
Class R**	—	65,728	—	30,950	—	—	—	—
Distributions reinvested
Class N	—	—	31,902	14,337	96,109	90,295	79,317	35,799
Class R**	—	—	—	1,374	—	—	—	—
Redeemed
Class N	(1,237,457)	(1,320,994)	(665,418)	(2,806,760)	(2,783,097)	(2,051,789)	(1,471,217)	(831,504)
Class R**	—	(1,242,365)	—	(323,547)	—	—	—	—

Net increase (decrease)	4,665,163	(985,683)	3,925,192	18,592	841,104	(73,421)	3,203,394	1,490,436
Outstanding at beginning of year	3,908,621	4,894,304	2,163,925	2,145,333	5,047,201	5,120,622	3,544,146	2,053,710

Outstanding at end of year	8,573,784	3,908,621	6,089,117	2,163,925	5,888,305	5,047,201	6,747,540	3,544,146

* Including accumulated net investment income (loss) of:	$207,009	($3,338)	$343,177	$192,842	$463,011	$349,303	$818,675	$235,833

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period indicated)

		Income from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)^	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations
AGGRESSIVE INVESTORS 1
Year Ended June 30, 2006	$56.60	$(0.42)	$12.23	$11.81
Year Ended June 30, 2005	49.43	(0.26)	7.43	7.17
Year Ended June 30, 2004	39.94	(0.58)	10.07	9.49
Year Ended June 30, 2003	36.51	(0.27)	3.70	3.43
Year Ended June 30, 2002	41.94	(0.34)	(5.09)	(5.43)

AGGRESSIVE INVESTORS 2
Year Ended June 30, 2006	14.72	(0.05)	3.22	3.17
Year Ended June 30, 2005	12.75	(0.04)	2.01	1.97
Year Ended June 30, 2004	10.28	(0.09)	2.56	2.47
Year Ended June 30, 2003	10.25	(0.09)	0.12	0.03
Period from October 31, 2001 to June 30, 2002**	10.00	(0.08)	0.33	0.25

ULTRA-SMALL COMPANY
Year Ended June 30, 2006	38.44	(0.15)	9.23	9.08
Year Ended June 30, 2005	40.97	(0.10)	6.69	6.59
Year Ended June 30, 2004	32.93	(0.33)	13.66	13.33
Year Ended June 30, 2003	28.83	(0.21)	7.99	7.78
Year Ended June 30, 2002	26.99	(0.14)	4.43	4.29

ULTRA-SMALL COMPANY MARKET
Year Ended June 30, 2006	16.96	0.05	2.48	2.53
Year Ended June 30, 2005	16.14	0.02	0.97	0.99
Year Ended June 30, 2004	10.98	0.02	5.16	5.18
Year Ended June 30, 2003	8.70	(0.03)	2.31	2.28
Year Ended June 30, 2002	7.22	—	1.49	1.49

*
Annualized

**
Fund commenced operations on October 31, 2001.

#
Total returns for periods less than one year are not annualized.

^
Per share amounts calculated based on the average daily shares outstanding during the period.

+
Total return would have been lower had various fees not been waived during the period.

Less Distributions to Shareholders from:						Ratios & Supplemental Data:
			Paid-in-Capital from Redemption Fees^				Expenses After Waivers and Reimbursements	Expenses Before Waivers and Reimbursements	Net Investment Income (Loss) After Waivers and Reimbursements
Net Realized Gain	Net Investment Income	Total Distributions		Net Asset Value, End of Period	Total Return	Net Assets End of Period ("000"s)				Portfolio Turnover Rate
$(6.51)	$—	$(6.51)	$—	$61.90	21.79%	$438,592	1.58%	1.58%	(0.69)%	127.6%
—	—	—	—	56.60	14.51%	368,886	1.58%	1.58%	(0.51)%	155.0%
—	—	—	—	49.43	23.76%	353,684	1.74%	1.74%	(1.24)%	150.7%
—	—	—	—	39.94	9.40%	281,375	1.90%	1.90%	(0.81)%	138.0%
—	—	—	—	36.51	(12.95)%	276,876	1.81%	1.81%	(0.89)%	154.0%

(0.34)	—	(0.34)	—	17.55	21.65%	585,262	1.12%	1.12%	(0.26)%	89.1%
—	—	—	—	14.72	15.45%	156,053	1.37%	1.37%	(0.33)%	148.4%
—	—	—	—	12.75	24.03%	110,395	1.58%	1.58%	(1.13)%	151.5%
—	—	—	—	10.28	0.29%	22,107	1.90%	1.90%	(1.05)%	143.2%
—	—	—	—	10.25	2.50%#+	11,448	1.90%*	1.98%*	(1.24)%*	68.0%*

(5.10)	—	(5.10)	—	42.42	25.58%	132,193	1.09%	1.09%	(0.37)%	100.8%
(9.12)	—	(9.12)	—	38.44	15.37%	110,634	1.12%	1.12%	(0.25)%	85.9%
(5.29)	—	(5.29)	—	40.97	40.88%	101,233	1.15%	1.15%	(0.84)%	71.1%
(3.68)	—	(3.68)	—	32.93	32.00%	77,450	1.29%	1.29%	(0.82)%	56.1%
(2.45)	—	(2.45)	—	28.83	17.04%	60,809	1.26%	1.26%	(0.53)%	120.6%

(0.53)	(0.03)	(0.56)	0.01	18.94	15.13%	1,087,750	0.65%	0.65%	0.27%	26.5%
(0.15)	(0.03)	(0.18)	0.01	16.96	6.12%	593,883	0.73%	0.73%	0.15%	13.0%
(0.04)	—	(0.04)	0.02	16.14	47.41%	816,748	0.67%	0.67%	0.11%	19.4%
—	—	—	—	10.98	26.21%+	312,041	0.75%	0.85%	(0.14)%	17.7%
—	(0.01)	(0.01)	—	8.70	20.70%+	68,824	0.75%	1.01%	(0.05)%	55.8%

See Notes to Financial Statements

		Income from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)^	Net Realized and Unrealized Gain	Total from Investment Operations
MICRO-CAP LIMITED
Year Ended June 30, 2006	$11.09	$(0.13)	$1.81	$1.68
Year Ended June 30, 2005	10.75	(0.13)	2.45	2.32
Year Ended June 30, 2004	9.36	(0.17)	2.49	2.32
Year Ended June 30, 2003	10.19	(0.11)	0.01	(0.10)
Year Ended June 30, 2002	9.92	(0.12)	0.87	0.75

SMALL-CAP GROWTH§
Year Ended June 30, 2006	12.08	(0.03)	2.70	2.67
Year Ended June 30, 2005	10.84	(0.07)	1.31	1.24
Period from October 31, 2003 to June 30, 2004¢	10.00	(0.05)	0.89	0.84

SMALL-CAP VALUE§
Year Ended June 30, 2006	12.78	—	3.24	3.24
Year Ended June 30, 2005	10.46	(0.02)	2.34	2.32
Period from October 31, 2003 to June 30, 2004¢	10.00	(0.03)	0.49	0.46

LARGE-CAP GROWTH§
Year Ended June 30, 2006	11.00	0.04	1.07	1.11
Year Ended June 30, 2005	10.63	—	0.37	0.37
Period from October 31, 2003 to June 30, 2004¢	10.00	(0.01)	0.64	0.63

‡
Annualized

#
Total returns for periods less than one year are not annualized.

^
Per share amounts calculated based on the average daily shares outstanding during the period.

+
Total return would have been lower had various fees not been waived during the period.

¢
Fund commenced operations on October 31, 2003.

§
Effective June 27, 2005, Class R shares of the Fund converted into Class N shares.

Less Distributions to Shareholders from:						Ratios & Supplemental Data:
			Net Asset Value, End of Period				Expenses After Waivers and Reimbursements	Expenses Before Waivers and Reimbursements	Net Investment Income (Loss) After Waivers and Reimbursements
Net Realized Gain	Net Investment Income	Total Distributions		Total Return		Net Assets End of Period ("000"s)				Portfolio Turnover Rate
$(1.67)	$—	$(1.67)	$11.10	14.72%		$80,711	1.60%	1.60%	(1.05)%	125.4%
(1.98)	—	(1.98)	11.09	22.94%		66,637	1.75%	1.75%	(1.27)%	87.1%
(0.93)	—	(0.93)	10.75	24.30%		57,750	1.79%	1.79%	(1.50)%	98.2%
(0.73)	—	(0.73)	9.36	0.93	%+	56,422	1.90%	2.13%	(1.35)%	99.1%
(0.48)	—	(0.48)	10.19	8.09	%+	57,885	1.90%	1.94%	(1.22)%	124.0%

—	—	—	14.75	22.10%		275,278	0.81%	0.81%	(0.19)%	41.2%
—	—	—	12.08	11.44	%+	55,704	0.94%	1.08%	(0.68)%	51.3%
—	—	—	10.84	8.40	%#+	37,968	0.94%*	1.25%*	(0.74)%*	16.6%

—	—	—	16.02	25.35%		360,120	0.77%	0.77%	(0.03)%	48.6%
—	—	—	12.78	22.18	%+	68,545	0.94%	1.07%	(0.32)%	57.0%
—	—	—	10.46	4.60	%#+	28,193	0.94%*	1.49%*	(0.42)%*	20.5%

—	—	—	12.11	10.09%		103,861	0.82%	0.82%	0.31%	26.1%
—	—	—	11.00	3.48	%+	42,988	0.84%	1.03%	(0.04)%	20.2%
—	—	—	10.63	6.30	%#+	39,532	0.84%*	1.13%*	(0.09)%*	6.7%

See Notes to Financial Statements

		Income from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)^	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations
LARGE-CAP VALUE§
Year Ended June 30, 2006	$12.70	$0.17	$1.69	$1.86
Year Ended June 30, 2005	11.11	0.14	1.55	1.69
For the Period October 31, 2003 to June 30, 2004¢	10.00	0.03	1.08	1.11

BLUE CHIP 35 INDEX
Year Ended June 30, 2006	6.86	0.14	0.32	0.46
Year Ended June 30, 2005	7.02	0.14	(0.18)	(0.04)
Year Ended June 30, 2004	6.14	0.10	0.83	0.93
Year Ended June 30, 2003	5.93	0.09	0.21	0.30
Year Ended June 30, 2002	7.23	0.09	(1.31)	(1.22)

BALANCED
Year Ended June 30, 2006	11.92	0.22	0.73	0.95
Year Ended June 30, 2005	11.30	0.14	0.66	0.80
Year Ended June 30, 2004	10.05	0.06	1.24	1.30
Year Ended June 30, 2003	9.87	0.10	0.15	0.25
Year Ended June 30, 2002	10.00	0.04	(0.12)	(0.08)

*
Annualized

¢
Fund commenced operations on October 31, 2003.

#
Total returns for periods less than one year are not annualized.

^
Per share amounts calculated based on the average daily shares outstanding during the period.

+
Total return would have been lower had various fees not been waived during the period.

§
Effective June 27, 2005, Class R shares of the Fund converted into Class N shares.

Less Distributions to Shareholders from:						Ratios & Supplemental Data:
			Net Asset Value, End of Period				Expenses After Waivers and Reimbursements	Expenses Before Waivers and Reimbursements	Net Investment Income After Waivers and Reimbursements
Net Realized Gain	Net Investment Income	Total Distributions		Total Return		Net Assets End of Period ("000"s)				Portfolio Turnover Rate
$—	$(0.15)	$(0.15)	$14.41	14.69	%+	$87,718	0.84%	0.86%	1.18%	23.1%
—	(0.10)	(0.10)	12.70	15.22	%+	27,476	0.84%	1.10%	1.24%	30.0%
—	—	—	11.11	11.10	%+#	20,598	0.84%*	1.52%*	0.86%*	11.3%

—	(0.11)	(0.11)	7.21	6.64	%+	42,471	0.15%	0.47%	1.90%	41.1%
—	(0.12)	(0.12)	6.86	(0.59	)%+	34,612	0.15%	0.56%	2.07%	20.3%
—	(0.05)	(0.05)	7.02	15.20	%+	35,960	0.15%	0.58%	1.64%	5.3%
—	(0.09)	(0.09)	6.14	5.13	%+	7,763	0.15%	1.07%	1.65%	24.9%
—	(0.08)	(0.08)	5.93	(17.01	)%+	5,532	0.15%	0.93%	1.35%	40.8%

(0.11)	(0.11)	(0.22)	12.65	8.01%		85,340	0.94%	0.94%	1.81%	51.3%
(0.10)	(0.08)	(0.18)	11.92	7.15	%+	42,264	0.94%	1.19%	1.20%	125.5%
—	(0.05)	(0.05)	11.30	12.94	%+	23,212	0.94%	1.51%	0.60%	123.7%
(0.01)	(0.06)	(0.07)	10.05	2.57	%+	8,344	0.94%	1.66%	1.06%	98.2%
—	(0.05)	(0.05)	9.87	(0.80	)%+	4,960	0.94%	2.07%	0.49%	112.5%

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1.     Organization:

        Bridgeway Funds, Inc. ("Bridgeway") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

        Bridgeway is organized as a series fund, which currently has 11 investment funds (collectively, the "Funds"): Aggressive Investors 1, Aggressive Investors 2, Ultra-Small Company, Ultra-Small Company Market, Micro-Cap Limited, Small-Cap Growth, Small-Cap Value, Large-Cap Growth, Large-Cap Value, Blue Chip 35 Index, and Balanced Funds.

        Bridgeway is authorized to issue 1,000,000,000 shares of common stock at $0.001 per share. 15,000,000 shares have been classified into the Aggressive Investors 1 Fund. 130,000,000 shares each have been classified into the Aggressive Investors 2 and Blue Chip 35 Index Funds. 5,000,000 shares have been classified into the Ultra-Small Company Fund. 100,000,000 shares have been classified in the Ultra-Small Company Market Fund. 10,000,000 shares have been classified in the Micro-Cap Limited Fund. 100,000,000 shares each have been classified into the Small-Cap Growth, Small-Cap Value, Large-Cap Growth, and Large-Cap Value Funds. 50,000,000 shares have been classified into the Balanced Fund.

        Amounts disclosed above for each Fund that have been authorized do not include Class R shares, of which there are none currently issued.

        The Aggressive Investors 1 Fund and the Micro-Cap Limited Fund are closed to new investors. The Ultra-Small Company Fund is closed to all investors.

        All of the Funds are no-load, diversified funds.

        The Aggressive Investors 1 and 2 Funds seek to exceed the stock market total return (primarily through capital appreciation) at a level of total risk roughly equal to that of the stock market over longer periods of time (three years or more).

        The Ultra-Small Company, Ultra-Small Company Market, Micro-Cap Limited, Small-Cap Growth, Small-Cap Value, and Large-Cap Growth Funds seek to provide a long-term total return of capital, primarily through capital appreciation.

        The Blue Chip 35 Index and Large-Cap Value Funds seek to provide long-term total return of capital, primarily through capital appreciation but also some income.

        The Balanced Fund seeks to provide a high current return with short-term risk less than or equal to 40% of the stock market.

        Bridgeway Capital Management, Inc. (the "Adviser") is the Adviser for all of the Funds.

2.     Significant Accounting Policies:

        The following summary of significant accounting policies, followed in the preparation of the financial statements of the Funds, are in conformity with accounting principles generally accepted in the United States of America.

        Securities, Options, Futures and Other Investments Valuation    Other than options, portfolio securities that are principally traded on a national securities exchange are valued at their last sale on the principal exchange on which they are traded prior to the close of the New York Stock Exchange ("NYSE"), on each day the NYSE is open for business. Portfolio securities other than options that are principally traded on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at the NASDAQ Official Closing Price ("NOCP"). In the absence of recorded sales on their home exchange or NOCP in the case of NASDAQ traded securities, the security will be valued as follows: bid prices for long positions and ask prices for short positions.

        Short-term fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Options are valued at the average of the best bid and best asked quotations. Other investments for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Board of Directors.

        Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share.

        Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

        When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued at fair value as determined in good faith by or under the direction of the Board of Directors. The valuation assigned to fair valued securities for purposes of calculating the Funds' NAVs may differ from the security's most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

        Securities Lending    Upon lending its securities to third parties, the Fund receives compensation in the form of fees. The Fund also continues to receive dividends on the securities loaned. The loans are secured by collateral at least equal to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. Additionally, the Fund does not have the right to sell or repledge collateral received in the form of securities unless the borrower goes into default. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

        As of June 30, 2006, the Aggressive Investors I Fund had securities on loan valued at $94,672,537 and received securities with a value of $95,280,074 as collateral. The Aggressive Investors 2 Fund had securities on loan valued at $136,354,398 and received securities with a value of $137,643,326 as collateral. The Ultra-Small Company Fund had securities on loan valued at $13,804,410 and received securities with a value of $14,918,807 as collateral. The Ultra-Small Company Market Fund had securities on loan valued at $80,721,016 and received securities with a value of $85,953,709 as collateral. The Micro-Cap Limited Fund had securities on loan valued at $14,299,800 and received securities with a value of $14,374,646 as collateral. The Small-Cap Growth Fund had securities on loan valued at $51,297,044 and received securities with a value of $53,035,840 as collateral. The Small-Cap Value Fund had securities on loan valued at $33,217,999 and received securities with a value of $33,815,488 as collateral. The Large-Cap Growth Fund had securities on loan valued at $24,495,312 and received securities with a value of $25,121,525 as collateral. The Large-Cap Value Fund had securities on loan valued at $13,790,607 and received securities with a value of $14,194,245 as collateral. The Blue Chip 35 Index Fund had securities on loan valued at $7,245,943 and received securities with a value of $7,470,658 as collateral. The Balanced Fund had securities on loan valued at $9,245,150 and received securities with a value of $9,472,309 as collateral.

        It is the Funds' policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan.

        Federal Income Taxes    It is the Funds' policy to continue to comply with the provisions of the Internal Revenue Code applicable to registered investment companies and to distribute income to the extent necessary so that the Funds are not subject to federal income tax. Therefore, no federal income tax provision is required.

        Use of Estimates in Financial Statements    In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

        Risks and Uncertainties    The Funds provide for various investment options, including stocks and call and put options. Such investments are exposed to various risks, such as interest rate, market and credit. Due to the risks involved, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders' account values and the amounts reported in the financial statements and financial highlights.

        Security Transactions, Expenses, Gains and Losses and Allocations    Fund expenses that are not series fund specific are allocated to each series based upon its relative proportion of net assets to the Funds' total net assets.

        Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis from settlement date. Particularly related to the Balanced Fund, discounts and premiums are accreted/amortized on the effective interest method.

        Futures Contracts    A futures contract is an agreement between two parties to buy or sell a financial instrument at a set price on a future date. Upon entering into such a contract a Fund is required to pledge to the broker an amount of cash or U.S. government securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. The contract amount reflects the extent of a Fund's exposure in these financial instruments. The Fund's participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. The Fund's activities in the futures contracts are conducted through regulated exchanges that do not result in counterparty credit risks on a periodic basis. Pursuant to a contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized appreciation or depreciation. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As of June 30, 2006, no Funds had futures contracts open.

        Options    An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. The premium paid by a Fund for the purchase of a call or a put option is included in the Fund's Schedule of Investments as an investment and subsequently marked to market to reflect the current market value of the option. When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as a liability and is subsequently marked to market to reflect the current market value of the option written. If an option which a Fund has written either expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is extinguished. If a call option that a Fund has written is assigned, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option that a Fund has written is assigned, the amount of the premium originally received reduces the cost of the security that the Fund purchased upon exercise of the option. Buying calls increases a Fund's exposure to the underlying security to the extent of any premium paid. Buying puts on a stock market index tends to limit a Fund's exposure to a stock market decline. All options purchased by the Funds were listed on exchanges and considered liquid positions with readily available market quotes. As of June 30, 2006, Balanced Fund held $102,705 in purchased call options.

        Covered Call Options and Secured Puts    The Aggressive Investors 1, Aggressive Investors 2, and Balanced Funds may write call options on a covered basis, that is, the Fund will own the underlying security, or the Fund may write secured puts. The principal reason for writing covered calls and secured puts on a security is to attempt to realize income, through the receipt of premiums. The option writer has, in return for the premium, given up the opportunity for profit from a substantial price increase in the underlying security so long as the obligation as a writer continues, but has retained the risk of loss should the price of the security decline. All options were listed on exchanges and considered liquid positions with readily available market quotes. Only Balanced Fund had outstanding written options as of June 30, 2006.

A summary of the options transactions written by the Balanced Fund follows:

	Written Call Options
	Contracts	Premiums
Outstanding, June 30, 2005	1,002	$104,380
Positions Opened	14,354	1,907,638
Exercised	(1,227)	(182,425)
Expired	(5,464)	(646,244)
Closed	(4,708)	(673,894)
Split	82	—

Outstanding, June 30, 2006	4,039	$509,455

Market Value, June 30, 2006		($511,590)

	Written Put Options
	Contracts	Premiums
Outstanding, June 30, 2005	2,955	$308,669
Positions Opened	24,342	2,673,866
Exercised	(5,660)	(684,106)
Expired	(14,247)	(1,376,974)
Closed	(3,166)	(375,867)
Split	662	—

Outstanding, June 30, 2006	4,886	$545,588

Market Value, June 30, 2006		($387,845)

        Indemnification    Under the Company's organizational documents, the Funds' officers, directors, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

3.     Management Fees, Other Related Party    Transactions and Contingencies:

        The Funds have entered into management agreements with the Adviser. As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Funds pay the Adviser a fee pursuant to each Fund's management agreement, each described below.

        Aggressive Investors 1:    A total advisory fee is paid by the Fund to the Adviser that is comprised of a Base Fee and a Performance Adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee Rate is based on the following annual rates: 0.90% of the first $250 million of the Fund's average daily net assets, 0.875% of the next $250 million and 0.85% of any excess over $500 million.

        The Performance Adjustment equals 4.67% times the difference in cumulative total return between the Fund and the Standard and Poor's 500 Index with dividends reinvested (hereinafter "Index") over a rolling five-year performance period. The Performance Adjustment Rate varies from a minimum of -0.70% to a maximum of+0.70% However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund performance and the Index performance is less than or equal to 2%.

        Aggressive Investors 2:    A total advisory fee is paid by the Fund to the Adviser that is comprised of a Base Fee and a Performance Adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee rate is based on the following annual rates: 0.90% of the first $250 million of the Fund's average daily net assets, 0.875% of the next $250 million, 0.850% from $500 million to $1 billion, and 0.800% over $1 billion.

        The Performance Adjustment equals 2.00% times the difference in cumulative total return between the Fund and the Standard and Poor's 500 Index with dividends reinvested (hereinafter "Index") over a rolling five-year performance period. Since the Fund does not have a five-year operating history, the Performance Adjustment Rate will be calculated as follows during the initial five-year period: (a) From inception through September 30, 2002, the Performance Adjustment Rate was inoperative thus the Advisory Fee was calculated based on the Base Advisory Fee Rate times the average daily net assets of the Fund only; (b) From September 30, 2002 through September 30, 2006, the Performance Adjustment Rate will be calculated based upon a comparison of the investment performance of the Fund and the Index over the number of quarters that have elapsed since the Fund's inception. Each time the Performance Adjustment Rate is calculated, it will cover a longer time span, until it can cover a rolling five-year period as intended. In the meantime, the early months of the transition period will have a disproportionate effect on the performance adjustment of the fee. The Performance Adjustment Rate, which was revised effective April 1, 2005, varies from a minimum of -0.30% to a maximum of+0.30%. However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund performance and the Index performance is less than or equal to 2%.

        Ultra-Small Company:    The Fund pays management fees based on the following annual rates: 0.90% of the first $250 million of the Fund's average daily net assets, 0.875% of the next $250 million and 0.85% of any excess over $500 million. The management fees are computed daily and are payable monthly. The fee is subject to a maximum rate of 1.49%.

        Ultra-Small Company Market:    The Fund pays a flat 0.50% annual management fee, computed daily and payable monthly.

        Micro-Cap Limited:    A total advisory fee is paid by the Fund to the Adviser that is comprised of a Base Fee and a Performance Adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee Rate is based on the following annual rates: 0.90% of the first $250 million of the Fund's average daily net assets, 0.875% of the next $250 million and 0.85% of any excess over $500 million. This is limited to a maximum annualized ratio of 1.49% of the assets in the quarter the Advisory Fee is determined.

        The Performance Adjustment equals 2.87% times the difference in cumulative total return between the Fund and the CRSP Cap-based Portfolio 9 Index with dividends reinvested (hereinafter "Index") over a rolling five-year performance period. The Performance Adjustment Rate varies from a minimum of -0.70% to a maximum of+0.70% However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund performance and the Index performance is less than or equal to 2%.

        Small-Cap Growth and Small-Cap Value:    A total advisory fee is paid by each Fund to the Adviser that is comprised of a Base Fee and a Performance Adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee Rate is based on the annual rate of 0.60% of the value of the Fund's average daily net assets.

        The Performance Adjustment equals 0.33% times the difference in cumulative total return between the Fund and the Russell 2000 Growth Index for Small-Cap Growth Fund and the Russell 2000 Value Index for Small-Cap Value Fund, with dividends reinvested (hereinafter "Index") over a rolling five-year performance period. Since each Fund does not have a five-year operating history, the Performance Adjustment Rate will be calculated as follows during the initial five-year period: (a) From inception through September 30, 2004, the Performance Adjustment Rate was inoperative thus the Advisory Fee was calculated based on the Base Advisory Fee Rate times the average daily net assets of the Funds only; (b) From September 30, 2004 through September 30, 2008, the Performance Adjustment Rate will be calculated based upon a comparison of the investment performance of the Fund and the Index over the number of quarters that have elapsed since the Fund's inception. Each time the Performance Adjustment Rate is calculated, it will cover a longer time span, until it can cover a running five-year period as intended. In the meantime, the early months of the transition period will have a disproportionate effect on the performance adjustment of the fee. The Performance Adjustment Rate varies from a minimum of -0.05% to a maximum of+0.05% However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund's performance and the Index performance is less than or equal to 2%.

        Large-Cap Growth and Large-Cap Value:    A total advisory fee is paid by each Fund to the Adviser that is comprised of a Base Fee and a Performance Adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee Rate is based on the annual rate of 0.50% of the value of the Fund's average daily net assets.

        The Performance Adjustment equals 0.33% times the difference in cumulative total return between the Fund and the Russell 1000 Growth Index for Large-Cap Growth Fund and the Russell 1000 Value Index for the Large-Cap Value Fund, with dividends reinvested (hereinafter "Index") over a rolling five-year performance period. Since each Fund does not have a five-year operating history, the Performance Adjustment Rate will be calculated as follows during the initial five-year period: (a) From inception through September 30, 2004, the Performance Adjustment Rate was inoperative thus the Advisory Fee was calculated based on the Base Advisory Fee Rate times the average daily net assets of the Funds only; (b) From September 30, 2004 through September 30, 2008, the Performance Adjustment Rate will be calculated based upon a comparison of the investment performance of the Fund and the Index over the number of quarters that have elapsed since the Fund's inception. Each time the Performance Adjustment Rate is calculated, it will cover a longer time span, until it can cover a running five-year period as intended. In the meantime, the early months of the transition period will have a disproportionate effect on the performance adjustment of the fee. The Performance Adjustment Rate varies from a minimum of -0.05% to a maximum of+0.05% However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund's performance and the Index performance is less than or equal to 2%.

        Blue Chip 35 Index:    The Fund pays a flat 0.08% annual management fee, computed daily and payable monthly.

        Balanced:    The Fund pays a flat 0.60% annual management fee, computed daily and payable monthly.

        Expense limitations:    At a special meeting on March 31, 2005, shareholders of the Funds approved amendments to the Management Agreements detailing expense limitations. The Adviser agrees to reimburse the Funds for operating expenses and management fees above the expense limitations, which are shown as a ratio of net expenses to average net assets, for each Fund, for the year ended June 30, 2006. All expense limitations and total reimbursements for the year ended June 30, 2006, are shown below.

Bridgeway fund	Expense Limitations	Total Reimbursements for year ended 6/30/06
Aggressive Investors 1	1.80%
Aggressive Investors 2	1.75%	—
Ultra-Small Company	2.00%	—
Ultra-Small Company Market	0.75%	—
Micro-Cap Limited	1.85%	—
Small-Cap Growth	0.94%	—
Small-Cap Value	0.94%	—
Large-Cap Growth	0.84%	—
Large-Cap Value	0.84%	12,647
Blue Chip 35 Index	0.15%	$138,443
Balanced	0.94%	—

        Other Related Party Transactions:    On occasion, the Funds will engage in inter-portfolio trades when it is to the benefit of both parties. These trades are reviewed quarterly by the Board of Directors. During the year ended June 30, 2006, the Ultra-Small Company Fund had $5,765,289 and $7,920,143 in inter-porfolio purchases and sales, respectively. The Ultra-Small Company Market Fund had $8,127,809 and $11,553,098 in inter-portfolio purchases and sales, respectively. The Micro-Cap Limited Fund had $5,787,809 in inter-portfolio purchases during the fiscal year. The Small-Cap Growth Fund had $145,854 in inter-portfolio purchases during the fiscal year. The Small-Cap Value Fund had $353,520 in inter-portfolio sales during the fiscal year. No inter-portfolio purchases or sales were entered into during the fiscal year ended June 30, 2006 by the Aggressive Investors 1, Aggressive Investors 2, Blue Chip 35 Index, Large-Cap Growth, Large-Cap Value, and Balanced Funds.

        The Adviser entered into a Master Administrative Agreement with the Funds pursuant to which Bridgeway Capital Management acts as Administrator for the Funds. Under the terms of the agreement, Bridgeway Capital Management provides or arranges for the provision of certain accounting and other administrative services to the Funds that it is not required to provide under the terms of the management agreement. As compensation under the Master Administrative Agreement, Bridgeway Capital Management receives a monthly fee from each Fund calculated at the annual rate of 0.05% of average daily net assets.

        One director of the Funds, John Montgomery, is an owner and director of the Adviser. Another director of the Fund, Michael Mulcahy, is an executive and director of the Adviser. Under the Investment Company Act of 1940 definitions, each is considered to be an "affiliated person" of the Adviser and an "interested person" of the Adviser and of the Funds. Compensation for Mr. Montgomery and Mr. Mulcahy is borne by the Adviser rather than the Funds.

        Board of Directors Compensation    Bridgeway paid an annual retainer of $7,500 and fees of $2,500 per meeting to each Independent Director. The Independent Chairman of the Board received an annual retainer of $10,000 and fees of $3,000 per meeting. At the Board of Directors meeting on November 9, 2005, the compensation plan for the Board of Directors was amended as follows. Bridgeway pays an annual retainer of $8,000 and fees of $4,000 per meeting to each Independent Director. The Independent Chairman of the Board receives an annual retainer of $10,500 and fees of $5,000 per meeting.

        The Independent Directors receive this compensation in the form of shares of Bridgeway Funds, credited to his or her account. Such Directors are reimbursed for any expenses incurred in attending meetings and conferences and expenses for subscriptions or printed materials. During the year ended June 30, 2006, total reimbursements made, across all of the Funds, was $936. The amount of directors fees attributable to each Fund is disclosed in the Statements of Operations.

4.     Distribution and Shareholder Servicing Fees:

        Foreside Fund Services, LLC acts as distributor of the Funds' shares pursuant to a Distribution Agreement dated January 2, 2004. The Adviser pays all costs and expenses associated with distribution of the Funds.

5.     Purchases and Sales of Investment Securities:

        Purchases and sales of investments, other than short-term securities, for each Bridgeway Fund for the year ended June 30, 2006 were as follows:

	Purchases		Sales
Bridgeway fund	U.S. Government	Other	U.S. Government	Other
Aggressive Investors 1	—	$529,932,509	—	$551,887,876
Aggressive Investors 2	—	$696,126,528	—	$312,076,403
Ultra-Small Company	—	$120,589,319	—	$128,191,373
Ultra-Small Company Market	—	$612,501,268	—	$209,734,945
Micro-Cap Limited	—	$102,139,697	—	$98,305,339
Small-Cap Growth	—	$262,174,439	—	$64,243,591
Small-Cap Value	—	$361,303,051	—	$109,265,517
Large-Cap Growth	—	$76,815,136	—	$18,061,343
Large-Cap Value	—	$67,515,866	—	$11,660,926
Blue Chip 35 Index	—	$23,433,197	—	$17,952,579
Balanced	$13,489,207	$48,160,085	$2,300,000	$20,757,866

6.     Federal Income Taxes

        Unrealized Appreciation and Depreciation on Investments (Tax Basis)    The amount of net unrealized appreciation/depre-ciation and the cost of investment securities for tax purposes, including short-term securities at June 30, 2006 were as follows:

	Aggressive Investors 1	Aggressive Investors 2	Ultra-Small Company
As of June 30, 2006
Gross appreciation (excess of value over tax cost)	$110,150,625	$79,151,915	$44,799,880
Gross depreciation (excess of tax cost over value)	(13,256,405)	(37,764,983)	(1,567,240)

Net unrealized appreciation	$96,894,220	$41,386,932	$43,232,640

Cost of investments for income tax purposes	$331,230,425	$542,116,369	$86,566,198

	Ultra-Small Company Market	Micro-Cap Limited	Small-Cap Growth	Small-Cap Value
As of June 30, 2006
Gross appreciation (excess of value over tax cost)	$378,084,295	$14,207,521	$49,143,030	$68,406,629
Gross depreciation (excess of tax cost over value)	(29,987,067)	(4,060,662)	(19,106,405)	(14,971,290)

Net unrealized appreciation	$348,097,228	$10,146,859	$30,036,625	$53,435,339

Cost of investments for income tax purposes	$737,240,636	$70,379,122	$244,749,498	$309,285,482

	Large-Cap Growth	Large-Cap Value	Blue Chip 35 Index	Balanced
As of June 30, 2006
Gross appreciation (excess of value over tax cost)	$13,431,309	$10,077,654	$5,525,535	$6,737,847
Gross depreciation (excess of tax cost over value)	(4,201,757)	(1,896,476)	(928,993)	(1,754,919)

Net unrealized appreciation	$9,229,552	$8,181,178	$4,596,542	$4,982,928

Cost of investments for income tax purposes	$95,907,993	$80,078,836	$37,775,809	$82,324,349

        The differences between book and tax net unrealized appreciation are wash sale loss deferrals and other loss deferrals.

        Classifications of Distributions Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

        The difference between book and tax components of net assets and the resulting reclassifications were primarily a result of the differing book/tax treatment of net operating losses and certain expenses.

        The tax character of the distributions paid by the Funds during the last two fiscal years ended June 30, 2006 and June 30, 2005, respectively, were as follows:

	Aggressive Investors 1		Aggressive Investors 2
	Year Ended June 30, 2006	Year Ended June 30, 2005	Year Ended June 30, 2006	Year Ended June 30, 2005
Distributions paid from:
Ordinary Income	$1,866,101	$—	$554,558	$—
Long-Term Capital Gain	40,753,725	—	5,415,124	—

Total	$42,619,826	$—	$5,969,682	$—

	Ultra-Small Company		Ultra-Small Company Market
	Year Ended June 30, 2006	Year Ended June 30,2005	Year Ended June 30, 2006	Year Ended June 30, 2005
Distributions paid from:
Ordinary Income	$897,342	$2,401,271	$1,179,985	$1,224,997
Long-Term Capital Gain	13,492,318	19,650,404	21,617,958	6,669,718

Total	$14,389,660	$22,051,675	$22,797,943	$7,894,715

	Micro-Cap Limited		Large-Cap Value
	Year Ended June 30, 2006	Year Ended June 30, 2005	Year Ended June 30, 2006	Year Ended June 30, 2005
Distributions paid from:
Ordinary Income	$130,000	$4,576,049	$445,034	$195,000
Long-Term Capital Gain	9,975,182	5,543,706	—	—

Total	$10,105,182	$10,119,755	$445,034	$195,000

	Blue Chip 35 Index		Balanced
	Year Ended June 30, 2006	Year Ended June 30, 2005	Year Ended June 30, 2006	Year Ended June 30, 2005
Distributions paid from:
Ordinary Income	$720,188	$674,999	$679,739	$393,526
Long-Term Capital Gain	—	—	319,094	29,323

Total	$720,188	$674,999	$998,833	$422,849

Note the Small-Cap Growth, Small-Cap Value and Large- Cap Growth Funds had no distributions for the fiscal years ended June 30, 2005 and June 30, 2006.

        At June 30, 2006, the Funds had available for tax purposes capital loss carryovers as follows:

	Small-Cap Growth	Small-Cap Value	Large-Cap Growth	Large-Cap Value	Blue Chip 35
Expiring 6/30/2007	—	—	—	—	$25,756
6/30/2008	—	—	—	—	106,811
6/30/2009	—	—	—	—	100,306
6/30/2010	—	—	—	—	429,064
6/30/2011	—	—	—	—	337,509
6/30/2012	—	—	—	—	327,296
6/30/2013	$3,213,476	$2,184,921	$2,497,138	$413,746	282,192
6/30/2014	1,027,472	—	2,412,639	5,844	402,963

        Capital loss carryovers used during the period ended June 30, 2006 were $174,365 for Small-Cap Value.

Components of Net Assets (Tax Basis) As of June 30, 2006, the components of net assets on a tax basis were:

	Aggressive Investors 1	Aggressive Investors 2	Ultra-Small Company
Accumulated net investment income	$—	$—	$—
Accumulated net realized gain on investments	35,321,602	14,088,958	16,203,325
Net unrealized appreciation of investments	96,894,220	41,386,932	43,232,640

Total	$132,215,822	$55,475,890	$59,435,965

	Ultra-Small Company Market	Micro-Cap Limited	Small-Cap Growth
Accumulated net investment income	$1,483,938	$1,475	$—
Accumulated net realized gain/(loss) on investments	14,775,503	15,583,280	(4,240,948)
Net unrealized appreciation of investments	348,097,228	10,146,859	30,036,625
Cumulative effect of other differences	—	—	(2,430)

Total	$364,356,669	$25,731,614	$25,793,247

	Small-Cap Value		Large-Cap Growth		Large-Cap Value
Accumulated net investment income	$—		$209,381		$345,549
Accumulated net realized loss on investments	(5,695,068	)*	(5,222,483	)*	(419,590)
Net unrealized appreciation of investments	53,435,339		9,229,552		8,181,178
Cumulative effect of other differences	(2,430)		(2,372)		(2,372)

Total	$47,737,841		$4,214,078		$8,104,765

	Blue Chip 35	Balanced
Accumulated net investment income	$463,011	$1,142,084
Accumulated net realized gain/(loss) on investments	(2,509,837)	719,840
Net unrealized appreciation of investments	4,596,542	4,982,928

Cumulative effect of other differences	—	—

Total	$2,549,716	$6,844,852

*
Includes losses incurred in the period November 1, 2005 through June 30, 2006 which the Fund has elected to defer to its fiscal year ending June 30, 2007 of $3,510,147 for Small-Cap Value, $312,706 for Large-Cap Growth, and $497,940 for Blue Chip 35.

        For the year ended June 30, 2006, the Funds recorded the following reclassifications to the accounts listed below:

	Increase (Decrease)
	Aggressive Investors 1	Aggressive Investors 2	Ultra-Small Company
Paid-in-Capital	$2,209,201	$—	$(72,606)
Accumulated Net Investment Income (Loss)	2,895,367	943,483	453,627
Accumulated Net Realized Gain (Loss)	(5,104,568)	(943,483)	(381,021)

	Ultra-Small Company Market	Micro-Cap Limited	Small-Cap Growth
Paid-in-Capital	3,769,576	153,766	(305,572)
Accumulated Net Investment Income (Loss)	(99,853)	831,300	305,572
Accumulated Net Realized Gain (Loss)	(3,669,723)	(985,066)	—

	Small-Cap Value	Large-Cap Growth	Large-Cap Value
Paid-in-Capital	(61,183)	—	—
Accumulated Net Investment Income (Loss)	61,183	—	—
Accumulated Net Realized Gain (Loss)	—	—	—

	Blue Chip 35 Index	Balanced
Paid-in-Capital	(885)	99,258
Accumulated Net Investment Income (Loss)	—	(29,139)
Accumulated Net Realized Gain (Loss)	885	(70,119)

        The difference between book and tax components of net assets and the resulting reclassifications were primarily a result of the differing book/tax treatment of net operating losses and certain expenses.

7.     Line of Credit

        The Bridgeway Aggressive Investors 1, Aggressive Investors 2, Blue Chip 35 Index and Ultra-Small Company Market Funds established a line of credit agreement ("LOC") with U.S. Bank, N.A. (the "Lender") which matured on June 1, 2006, to be used for temporary or emergency purposes, primarily for financing redemption payments. Any and all advances under this Facility would be for a maximum of fifteen (15) business days and are at the sole discretion of the Lender based on the merits of the specific transaction. Advances under the Facility are limited to the lesser of $1,650,000 for the Blue Chip 35 Index Fund and $36,750,000 for the Ultra-Small Company Market Fund, or 33 1/3% of the Funds' net assets. Borrowings under the line of credit bear interest based on the Lender's Prime Rate. Principal is due fifteen days after each advance and at Maturity. Interest is payable monthly in arrears. The minimum advance is $1,000.

        During the year ended June 30, 2006, the Aggressive Investors 1 and Blue Chip 35 Index Funds had average borrowings of $1,508,143 and $155,022, with average rates of 7.96% and 6.97%, respectively.

        The Aggressive Investors 2 and Ultra-Small Company Market Funds had no borrowings during the year ended June 30, 2006.

        As of June 30, 2006, there was no LOC agreement in effect.

8.     Redemption Fees:

        In Ultra-Small Company Market Fund a 2.00% redemption fee may be charged on shares held less than six months and a 2.00% redemption fee may be charged in a down market, subject to a maximum combined redemption fee of 2.00%. In Blue Chip 35 Index Fund a 1.00% redemption fee may be charged on redemptions in a down market.

9.     Change in Independent Registered Public Accounting Firm:

        On November 10, 2004, PricewaterhouseCoopers LLP was dismissed as the independent registered public accounting firm for Bridgeway Funds. PricewaterhouseCoopers LLP was previously engaged as the independent registered public accounting firm to audit the Funds' financial statements. PricewaterhouseCoopers LLP issued reports on the Funds' financial statements as of June 30, 2004 and 2003. Such reports did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. The decision to remove PricewaterhouseCoopers LLP was approved by the Funds' Audit Committee and ratified by the Funds' Board of Directors. At no time during the period immediately preceding the dismissal of PricewaterhouseCoopers LLP through June 30, 2004, were there any disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its report. At no time during the period immediately preceding the dismissal of PricewaterhouseCoopers LLP through June 30, 2004, did any of the events relating to management's representations, an expansion of the scope of audit work or discovery information impacting the fairness or reliability of Bridgeway Funds' financial statements enumerated in paragraphs (1)(v)(B) through (D) of Item 304(a) of Regulation S-K occur. With respect to internal control matters described in paragraph (1)(v)(A), PricewaterhouseCoopers LLP noted that during the years ended June 30, 2004 and 2003, daily cash reconciliations were not performed in accordance with the Fund's procedures. With respect to the Funds' Transfer Agent, PricewaterhouseCoopers LLP noted that during the year ended November 30, 2003 there was a lack of segregation of duties surrounding access to the Returned by Post Office ("RPO") function and over the monitoring of shareholder accounts placed on RPO status. These matters were considered to be a material weakness in control procedure and its operation. The audit committee of the Funds discussed these matters with PricewaterhouseCoopers LLP and PricewaterhouseCoopers LLP had been authorized to respond fully to inquiries of the successor independent registered public accounting firm. The Funds engaged Briggs Bunting & Dougherty, LLP as its new independent registered public accounting firm on November 10, 2004.

10.   Change in Custodian:

        Effective May 31, 2006, and as approved by the Board of Directors, the Bridgeway Funds' custodian is PFPC Trust Company. The Funds' former custodian was US Bank, N.A..

11.   Accounting for Uncertainty in Income Taxes

        On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48. Although not yet determined, management does not expect FIN 48 to have a material impact on the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and
Board of Directors of
Bridgeway Funds, Inc.

We have audited the accompanying statements of assets and liabilities of Aggressive Investors 1 Fund, Aggressive Investors 2 Fund, Ultra-Small Company Fund, Ultra-Small Company Market Fund, Micro-Cap Limited Fund, Small-Cap Growth Fund, Small-Cap Value Fund, Large-Cap Growth Fund, Large-Cap Value Fund, Blue Chip 35 Index Fund, and Balanced Fund, each a series of Bridgeway Funds, Inc., including the schedules of investments, as of June 30, 2006, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years or periods in the three year period ended June 30, 2004 were audited by other auditors whose report dated August 30, 2004 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2006 by correspondence with the custodian and brokers. Where brokers have not replied to our comfirmation requests, we carried out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Aggressive Investors 1 Fund, Aggressive Investors 2 Fund, Ultra-Small Company Fund, Ultra-Small Company Market Fund, Micro-Cap Limited Fund, Small-Cap Growth Fund, Small-Cap Value Fund, Large-Cap Growth Fund, Large-Cap Value Fund, Blue Chip 35 Index Fund, and Balanced Fund as of June 30, 2006, the results of their operations for the year then ended, and the changes in their net assets and financial highlights for each of the years in the two year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                            BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania
July 28, 2006

OTHER INFORMATION
June 30, 2006 (unaudited)

1.     Shareholder Tax Information:

Certain tax information regarding the Funds is required to be provided to shareholders based upon each Fund's income and distributions for the taxable year ended June 30, 2006. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2005.

During the fiscal year ended June 30, 2006, the following percentages of dividends paid by each Fund from net investment income qualified for the corporation dividends received deduction and met the requirements regarding qualified dividend income:

	Aggressive Investors 1	Aggressive Investors 2	Ultra-Small Company	Ultra-Small Company Market	Micro-Cap Limited
Corporate Dividends Received Deduction	6.88%	100.00%	0.00%	100.00%	0.00%
Qualified Dividend Income	7.10%	100.00%	0.00%	100.00%	0.00%
	Small-Cap Growth	Small-Cap Value	Large-Cap Growth	Large-Cap Value	Blue Chip 35 Index	Balanced
Corporate Dividends Received Deduction	0.00%	0.00%	0.00%	100.00%	100.00%	69.21%
Qualified Dividend Income	0.00%	0.00%	0.00%	100.00%	100.00%	69.79%

During the fiscal year ended June 30, 2006, the Funds paid distributions from ordinary income and long-term capital gain which included equalization debits as summarized below:

	Aggressive Investors 1	Aggressive Investors 2	Ultra-Small Company	Ultra-Small Company Market	Micro-Cap Limited
Ordinary Income Distributions	$1,866,101	$554,558	$897,342	$1,332,726	$130,000
Equalization Debits included in Ordinary Income Distributions	—	—	—	152,741	—
Long-Term Capital Gain Distributions	43,295,714	7,401,801	13,960,346	23,138,788	10,693,800
Equalization Debits included in Long-Term Capital Gain Distributions	2,541,989	1,986,677	468,028	1,520,830	718,618
	Large-Cap Value	Blue Chip 35 Index	Balanced
Ordinary Income Distributions	$445,034	$720,188	$679,739
Equalization Debits included in Ordinary Income Distributions	—	—	—
Long-Term Capital Gain Distributions	—	—	319,094
Equalization Debits included in Long-Term Capital Gain Distributions	—	—	—

See Note #6 of Notes to Financial Statements for distributions paid during the fiscal year.

2.     Proxy Voting:

Fund policies and procedures used in determining how to vote proxies relating to Fund securities and a summary of proxies voted by the Fund for the period ended June 30, 2006 are available without a charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the Securities Exchange Commission's ("SEC") website at http:/www.sec.gov.

3.     Fund Holdings:

The complete schedules of the Funds' holdings for the second and fourth quarters of each fiscal year are contained in the Funds' Semi-Annual and Annual shareholder reports, respectively.

The Bridgeway Funds file complete schedules of the Funds' holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Funds' Form N-Q are available without charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the SEC's website at http:/www.sec.gov. You may also review and copy Form N-Q at the SEC's Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

        As a shareholder of the Fund, you will incur no transaction costs from the Fund, including sales charges (loads) on purchases, on reinvested dividends, or on other distributions. There are no exchange fees. Shareholders are subject to redemption fees on the Ultra-Small Company Market and Blue Chip 35 Index Funds under certain circumstances. However, as a share-holder of the Fund, you will incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on January 1, 2006 and held until June 30, 2006.

        Actual Return.    The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expense Paid During Period" to estimate the expenses you paid on your account during this period.

        Hypothetical 5% Return.    The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

        The expenses shown in the table are meant to highlight ongoing Fund costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds, because other funds may also have transaction costs, such as sales charges, redemption fees or exchange fees.

	Beginning Account Value at 1/1/06	Ending Account Value at 6/30/06	Expense Ratio	Expense Paid During Period* 1/1/06 -6/30/06
Aggressive Investors 1 Fund
Actual Fund Return	$1,000.00	$1,098.90	1.45%	$7.52
Hypothetical Fund Return	$1,000.00	$1,017.62	1.45%	$7.23
Aggressive Investors 2 Fund
Actual Fund Return	$1,000.00	$1,070.10	1.07%	$5.49
Hypothetical Fund Return	$1,000.00	$1,019.49	1.07%	$5.36
Ultra-Small Company Fund
Actual Fund Return	$1,000.00	$1,180.00	1.11%	$6.01
Hypothetical Fund Return	$1,000.00	$1,019.28	1.11%	$5.56
Ultra-Small Company Market Fund
Actual Fund Return	$1,000.00	$1,055.70	0.65%	$3.33
Hypothetical Fund Return	$1,000.00	$1,021.56	0.65%	$3.27

	Beginning Account Value at 1/1/06	Ending Account Value at 6/30/06	Expense Ratio	Expense Paid During Period* 1/1/06 -6/30/06
Micro-Cap Limited Fund
Actual Fund Return	$1,000.00	$1,011.90	1.49%	$7.44
Hypothetical Fund Return	$1,000.00	$1,017.40	1.49%	$7.46
Small-Cap Growth Fund
Actual Fund Return	$1,000.00	$1,088.60	0.80%	$4.12
Hypothetical Fund Return	$1,000.00	$1,020.85	0.80%	$3.98
Small-Cap Value Fund
Actual Fund Return	$1,000.00	$1,118.70	0.76%	$4.01
Hypothetical Fund Return	$1,000.00	$1,021.01	0.76%	$3.82
Large-Cap Growth Fund
Actual Fund Return	$1,000.00	$1,003.30	0.82%	$4.09
Hypothetical Fund Return	$1,000.00	$1,020.71	0.82%	$4.12
Large-Cap Value Fund
Actual Fund Return	$1,000.00	$1,063.50	0.84%	$4.28
Hypothetical Fund Return	$1,000.00	$1,020.71	0.84%	$4.19
Blue Chip 35 Index Fund
Actual Fund Return	$1,000.00	$1,018.40	0.17%	$0.84
Hypothetical Fund Return	$1,000.00	$1,023.96	0.17%	$0.84
Balanced Fund
Actual Fund Return	$1,000.00	$1,040.30	0.95%	$4.82
Hypothetical Fund Return	$1,000.00	$1,020.07	0.95%	$4.77

*
Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the second fiscal half-year divided by 365 days in the current year (to reflect the one half-year period).

DIRECTORS & OFFICERS
June 30, 2006 (unaudited)

Independent Directors

Name, Address(1), and Age	Positions(s) Held with Bridgeway Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of Bridgeway Funds Overseen by Director	Other Directorship Held by Director
Kirbyjon Caldwell Age 52	Director	Term: 1 Year Length: 5 Years	Senior Pastor of Windsor Village United Methodist Church, since 1982.	Eleven	Contintental Airlines, Inc., American Church Mortgage Company, Reliant Energy, Amegy Bancshares

Karen S. Gerstner Age 51	Director	Term: 1 Year Length: 12 Years	Principal, Karen S. Gerstner & Associates, P.C., 1/2004 to present, Attorney and Partner, Davis, Ridout, Jones and Gerstner LLP, 1/1999 to 12/2003.	Eleven	None

Miles Douglas Harpers, III* Age 43	Director	Term: 1 Year Length: 12 Years	Partner, 10/1998 to present Gainer, Donnelly, Desroches, LLP.	Eleven	Calvert Large-Cap Growth Fund(2) (1 Portfolio)

*
Independent Chairman

"Interested" or Affiliated Directors and Officers

Name, Address(1), and Age	Positions(s) Held with Bridgeway Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of Bridgeway Funds Overseen by Director	Other Directorship Held by Director
Michael D. Mulcahy(3) Age 42	President and Director	Term: 1 Year Length: 10/01/2003 to present	President, Bridgeway Funds, 6/2005 to present. Director and Staff Member, Bridgeway Capital Management, Inc., 12/2002-6/2005. Vice President, Hewlett Packard, 1/2001-12/2002. Executive Vice President, Artios, Inc., 10/1998-1/2001.	Eleven	None
John N. R. Montgomery(4) Age 50	Vice-President and Director	Term: 1 Year Length: 13 Years	Vice President, Bridgeway Funds, 6/2005 to present. President, Bridgeway Funds, 11/1993-6/2005. President, Bridgeway Capital Management Inc., 7/1993-present.	Eleven	None

Richard P. Cancelmo, Jr. Age 48	Vice-President	Term: 1 Year Length: 11/10/2004 to present	Vice-President, Bridgeway Funds, 11/2004 to present. Staff member, Bridgeway Capital Management, Inc., since 2000.	None
Joanna Barnhill Age 56	Secretary	Term: 1 Year Length: 11/22/1993 to present	Staff Member, Bridgeway Capital Management, Inc., since 1993.	None

Linda G. Giuffré Age 44	Treasurer and Chief Compliance Officer	Term: 1 Year Length: 5/14/2004 to present
			Chief Compliance Officer, Bridgeway Capital Management, Inc., 5/2004 to present. Staff member, Bridgeway Capital Management, Inc., 5/2004 to 12/2004. Vice President—Compliance Capstone Asset Management Company, 1998-2004.	None

(1)
The address of all of the Directors and Officers of Bridgeway Funds is 5615 Kirby Drive, Suite 518, Houston, Texas, 77005-2448.

(2)
The Calvert Large-Cap Growth Fund is sub-advised by Bridgeway Capital Management, Inc., the Adviser to Bridgeway Funds.

(3)
Michael Mulcahy is a director and officer of Bridgeway Capital Management, Inc., and therefore an interested person of Bridgeway Funds.

(4)
John Montgomery is president, director and majority shareholder of Bridgeway Capital Management, Inc., and therefore an interested person of Bridgeway Funds.

  The overall management of the business and affairs of Bridgeway Funds is vested with its Board of Directors (the "Board"). The Board approves all significant agreements between Bridgeway Funds and persons or companies furnishing services to it, including agreements with its Adviser and Custodian. The day-to-day operations of Bridgeway Funds are delegated to its officers, subject to its investment objectives and policies and general supervision by the Board.

  The Fund's Statement of Additional Information includes additional information about the Fund's Board and is available, without charge, upon request by calling 1-800-661-3550.

BRIDGEWAY FUNDS, INC.
c/o Forum Shareholder Services
P. O. Box 446
Portland, ME 04112
713-661-3500 800-661-3550

CUSTODIAN
PFPC Trust Company
8800 Tinicum Blvd., 4th Floor
Philadelphia, PA 19153

DISTRIBUTOR
Foreside Fund Services, LLC
2 Portland Square
Portland, ME 04101

You can review and copy information about our Funds (including the SAI) at the SEC's Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 800-SEC-0330. Reports and other information about the Funds is also available on the SEC's website at www.sec.gov. You can receive copies of this information, for a fee, by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0102 or by sending an electronic request to the following email address: publicinfo@sec.gov

Item 2. Code of Ethics.

        The Registrant, as of the end of the period covered by this report, has adopted a code of ethics, as that term is defined in Item 2 of Form N-CSR (the "Code") that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant. A copy of the Code is attached as an exhibit. There were no amendments to the Code or waivers from the provisions of the Code during the period covered by this report.

Item 3. Audit Committee Financial Expert.

        The Registrant's Board of Directors has determined that at least one member on Registrant's audit committee possesses the technical attributes to qualify as an "audit committee financial expert." The Board of Directors has designated Miles Douglas Harper, III as the "audit committee financial expert." Miles Douglas Harper, III is "independent" as defined in paragraph (a)(2) to Item 3 of Form N-CSR.

Item 4. Principal Accounting Fees and Services.

  (a)
  Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings or engagements for fiscal years 2006 and 2005 were $193,000 and $193,000, respectively.

  (b)
  Audit-Related Fees: The aggregate fees billed for each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were $0 in 2006 and $0 in 2005.

  (c)
  Tax Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $22,000 in 2006 and $22,000 in 2005.

  (d)
  All other Fees: The aggregate fees billed for each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraph (a) through (c) of this Item, were $0 in 2006 and $0 in 2005.

  (e)
  (1) Audit Committee Pre-Approval Policies and Procedures: The Registrant's Audit Committee has adopted an Audit Committee Charter than provides that the Audit Committee shall approve, prior to appointment, the engagement of the auditor to provide audit services to the Registrant and non-audit services to the Registrant, its investment advisor or any entity controlling, controlled by or under common control with the investment adviser that provides on-going services to the Registrant if the engagement relates directly to the operations and financial reporting of the Registrant.

  (e)
  (2) No services described in paragraphs (b) through (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

  (f)
  Not applicable.

  (g)
  None.

  (h)
  Not applicable.

Item 5. Audit Committee of Listed Registrants.

        Not applicable.

Item 6. Schedule of Investments.

        Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

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Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

        Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

        Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

        Not applicable.

Item 10. Submission of Matters to Vote of Security Holders.

        There has been no material change to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors.

Item 11. Controls and Procedures.

  (a)
  The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

  (b)
  There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

  (a)
  (1) The code of ethics that applies to the registrant's principal executive officer and principal financial officer is attached hereto as Exhibit 12.a.1.

  (a)
  (2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

  (a)
  (3) Not applicable.

  (b)
  Certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

2

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BRIDGEWAY FUNDS, INC.
By:	/s/ MICHAEL D. MULCAHY Michael D. Mulcahy President and Principal Executive Officer
Date:	September 8, 2006

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ MICHAEL D. MULCAHY Michael D. Mulcahy President and Principal Executive Officer
Date:	September 8, 2006
By:	/s/ LINDA GIUFFRE Linda Giuffre Treasurer and Principal Financial Officer
Date:	September 8, 2006

3